EXECUTION COPY

                    SIXTH AMENDMENT to CREDIT AGREEMENT dated as of
               July 1, 1996, among KUHLMAN CORPORATION, a Delaware corporation (the "Borrower"); the Guarantors referred to herein; the lenders listed in Annex I hereto under the captions "Departing Lenders" (the "Departing Lenders"), "Continuing Lenders" (the "Continuing Lenders") and "Additional Lenders" (the "Additional Lenders" and, together with the Departing Lenders and the Continuing Lenders, the "Lenders"); and THE CHASE MANHATTAN BANK, N.A., as swingline lender (in such capacity, the "Swingline Lender") and as agent for the Lenders (in such capacity, the "Administrative Agent").


          A. The Borrower, the Continuing Lenders and the Departing Lenders are parties to the Existing Credit Agreement (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in the Amended Credit Agreements referred to in paragraph B below).

          B. The Borrower has requested the Continuing Lenders and the Additional Lenders, and such Lenders are willing, to amend and restate the Existing Credit Agreement in the form of the agreements attached hereto as Exhibit A and Exhibit B (the "Amended Credit Agreements") and to extend credit in the form of (a) the Revolving Loans provided for in the Facility A Credit Agreement in an aggregate principal amount at any time outstanding not exceeding $125,000,000,
(b) the Revolving Loans provided for in the Facility B Credit Agreement in an aggregate principal amount at any time outstanding not exceeding $125,000,000 and (c) Swingline Loans under the Facility A Credit Agreement and the Facility B Credit Agreement in an aggregate principal amount at any time outstanding not in excess of $10,000,000. The proceeds of Loans under Facility A are to be used solely to finance Permitted Business Acquisitions by the Borrower and for general corporate purposes of companies acquired in Permitted Business Acquisitions. The proceeds of Loans under Facility B are to be used solely to provide for general corporate purposes of the Borrower.

          C. At the time the amendment and restatement of the Existing Credit Agreement becomes effective, the commitments of the Departing Lenders under the Existing Credit Agreement will terminate and the Departing Lenders shall cease to be parties to such Agreement.


          NOW, THEREFORE, in consideration of the mutual agreements contained in this Amendment and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Amendment of Credit Agreement; Termination of certain Loan Documents. (a) The Existing Credit Agreement is hereby amended and restated, effective as of the Restatement Closing Date (as hereinafter defined), in the form of the Amended Credit Agreements. Upon the effectiveness of such amendment and restatement, all loans outstanding under the Existing Credit Agreement will be deemed to be Swingline Loans and Eurodollar Loans outstanding under the Facility B Credit Agreement in amounts and, in the case of the Eurodollar Loans, with initial Interest Periods ending on such dates as designated in writing by the Borrower to the Administrative Agent prior to the Restatement Closing Date.

          (b) The Loan Documents (as defined in the Existing Credit Agreement), other than the Existing Credit Agreement, and all Liens created thereunder are terminated as of the Restatement Closing Date.

          SECTION 2. Assignment. (a) Subject to the conditions referred to in Section 5, on and as of the Restatement Closing Date, each Lender shall sell and assign or purchase, as the case may be, the interests in the Loans outstanding under the Facility B Credit Agreement by virtue of Section 1 above, in order that, after giving effect to all such sales, assignments and purchases, such Loans will be held by the Continuing Lenders and the Additional Lenders ratably in accordance with their Commitments as set forth in Schedule 2.01 of the Facility B Credit Agreement. Such assignments and purchases shall be without recourse, warranty or representation, except that each assigning Lender (collectively, the "Assigning Lenders") shall be deemed to have represented that it is the legal and beneficial owner of the loans assigned by it and that such loans are free and clear of any adverse claim. The purchase price for each such sale, assignment and purchase shall equal the principal amount of the subject Loans. Each Lender purchasing Loans hereunder (collectively, the "Purchasing Lenders") shall be deemed to have purchased such Loans from each of the Assigning Lenders pro rata based on the amounts of the Loans being sold by such Assigning Lenders. As of the Restatement Closing Date, NationsBank, N.A., (South) in all capacities under the Existing Credit Agreement and each Departing Lender shall cease to be a party to the Existing Credit Agreement.

          (b) On the Restatement Closing Date, (i) each Purchasing Lender shall pay the amount to be paid by it pursuant to paragraph (a) above by wire transfer to such account in New York City as the Administrative Agent may designate in Federal funds not later than 12:00 (noon), New York City time, and (ii) the Administrative Agent shall pay each Assigning Lender, solely from the amounts received by it pursuant to clause (i) above, the amounts to be received by such Assigning Lender pursuant to paragraph (a) above by wire transfer of Federal funds not later than 3:00 p.m., New York City time to the account of such Assigning Lender designated on the Administrative Questionnaire submitted to the Administrative Agent by such Assigning Lender or, in the case of any Departing Lender, to the account of such Assigning Lender designated in writing to the Administrative Agent. The Borrower agrees that if any Lender shall default in the payment of any amount due from it under this Section 2, the Borrower shall promptly pay the defaulted amount to the Administrative Agent by wire transfer of immediately available funds, together with interest on such amount at the Alternate Base Rate from the Restatement Closing Date to the date of payment. Upon any such payment by the Borrower, (i) the Borrower shall be subrogated to all rights of the assigning Lender against the defaulting Lender and (ii) the Borrower shall have the right, at the defaulting Lender's expense, upon notice to the defaulting Lender and to the Administrative Agent, to require such defaulting Lender to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 9.06 of the Amended Credit Agreements) all its interests, rights and obligations under the Amended Credit Agreements to another financial institution which shall assume such interests, rights and obligations; provided that (A) no such assignment shall conflict with any law, rule or regulation or order of any Governmental Authority and (B) the assignee shall pay to the defaulting Lender, in immediately available funds on the date of such assignment, the outstanding principal of and interest accrued to the date of payment on the Loans made or deemed made by such defaulting Lender under the Amended Credit Agreements, if any, and all other amounts accrued for such defaulting Lender's account or owed to it under the Amended Credit Agreements.

          SECTION 3. Fees; Interest. (a) On the Restatement Closing Date, simultaneously with the effectiveness of the assignments provided for in Section 2, the Borrower shall pay (i) to the Administrative Agent, for its own account or the accounts of the Departing Lenders and Continuing Lenders, as the case may be, the fees that have accrued to but excluding the Restatement Closing Date but not been paid under the Existing Credit Agreement and (ii) for the accounts of the Administrative Agent and the Lenders entitled thereto, the Fees referred to in Section 5(e). The fees referred to in this Section will be payable in immediately available funds and, once paid, will not be refundable.

          (b) On the Restatement Closing Date, simultaneously with the effectiveness of the assignments provided for in Section 2, the Borrower shall pay to the Administrative Agent, for the accounts of the Departing Lenders and the Continuing Lenders, all unpaid interest accrued to but excluding the Restatement Closing Date on the loans outstanding under the Existing Credit Agreement.

          (c) The Administrative Agent will, upon receipt thereof, promptly pay to the Departing Lenders and Continuing Lenders any fees and unpaid interest received pursuant to clause (a) or (b) above for their account.

          SECTION 4. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

          (a) This Amendment and the Amended Credit Agreements have been duly authorized, executed and delivered by it and constitute its legal, valid and binding obligations enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, or by general equity principles (whether enforcement is sought by proceedings in equity or at law), including but not limited to principles governing the availability of the remedies of specific performance and injunctive relief.

          (b) The representations and warranties set forth in Article III of each Amended Credit Agreement and in the other Loan Documents are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

          (c) As of the date hereof, no Default or Event of Default has occurred and is continuing.

          SECTION 5. Effectiveness. The sales, assignments and purchases provided for in Section 2 shall become effective on the Effective Date, but only upon satisfaction of the following conditions precedent (such date, in the event such conditions shall be satisfied, being the "Restatement Closing Date"):

          (a) The Administrative Agent shall have received on behalf of itself and the Lenders a favorable written opinion of Rudnick & Wolfe, counsel for the Borrower, dated the Effective Date and addressed to the Administrative Agent and the Lenders, substantially to the effect set forth in Exhibit C hereto and satisfactory to Cravath, Swaine & Moore, counsel for the Administrative Agent. The Borrower hereby instructs such counsel to deliver such opinion.

          (b) All legal matters incident to this Amendment and the Amended Credit Agreements, the borrowings and extensions of credit thereunder and the other Loan Documents shall be satisfactory to the Lenders and the Administrative Agent and to Cravath, Swaine & Moore, counsel for the Administrative Agent.

          (c) The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation, including all amendments thereto, of the Borrower and each Guarantor, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of the Borrower and each Guarantor as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of the Borrower dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of the Borrower as in effect on the Effective Date and reflecting all changes since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment, the Amended Credit Agreements and the other Loan Documents and the borrowings thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of the Borrower have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing this Amendment, the Amended Credit Agreements or any Loan Document or other document delivered in connection herewith on behalf of the Borrower; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to (ii) above; and (iv) such other documents as the Lenders or Cravath, Swaine & Moore, counsel for the Administrative Agent, may reasonably request.

          (d) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Article IV of the Amended Credit Agreements.

          (e) The Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the Restatement Closing Date hereunder or under the Amended Credit Agreements or the Fee Letter.

          (f) The Administrative Agent shall have received counterparts of this Amendment and the Amended Credit Agreements which, when taken together, bear the signatures of all the parties hereto and thereto.

          (g) The Pledge Agreement shall have been duly executed by the parties thereto and delivered to the Administrative Agent and shall be in full force and effect, and all the outstanding Capital Stock of the Designated Subsidiaries shall have been duly and validly pledged thereunder to the Administrative Agent for the ratable benefit of the Secured Parties and certificates representing such shares, accompanied by undated instruments of transfer and stock powers endorsed in blank, shall be in the actual possession of the Administrative Agent.

          SECTION 6.  Applicable Law.  THIS AMENDMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF
NEW YORK.

          SECTION 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment and the Amended Credit Agreements, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.



          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

     KUHLMAN CORPORATION, as Borrower,

                              by
                              /s/ Vernon J. Nagel
                              -------------------------
                              Name:  Vernon J. Nagel
                              Title: Executive Vice President
                                   of Finance

                         KUHLMAN ELECTRIC CORPORATION,
                         COLEMAN CABLE SYSTEMS, INC.,
                         COMMUNICATION CABLE, INC.,
                         SCHWITZER, INC.,
                         SCHWITZER U.S. INC.,
                         ASSOCIATED ENGINEERING COMPANY,
                                   and
                         BARON WIRE & CABLE CORP., as Guarantors,

                              by
                              /s/ Vernon J. Nagel
                              --------------------------
                              Name:  Vernon J. Nagel
                              Title: Vice President


                         THE CHASE MANHATTAN BANK, N.A.,
                         individually and as Administrative Agent,

                              by
                              /s/ Bruce S. Borden
                              --------------------------
                              Name:  Bruce S. Borden
                              Title: Vice President


                         ABN AMRO BANK N.V.,
                         ATLANTA AGENCY,

                              by
                              /s/ Steven Hipsman
                              --------------------------
                              Name:  Steven Hipsman
                              Title: Vice President

                              by
                              /s/ Robert Budnek
                              --------------------------
                              Name:  Robert Budnek
                              Title: Assistant Vice President

                         AMSOUTH BANK OF ALABAMA,

                              by
                              /s/ Dennis S. Losin
                              --------------------------
                              Name:  Dennis S. Losin
                              Title: Vice President


                         THE FIRST NATIONAL BANK OF BOSTON,

                              by
                              /s/ Rod Guinn
                              ---------------------------
                              Name:  Rod Guinn
                              Title: Director


                         BANQUE PARIBAS, NEW YORK BRANCH,

                              by
                              /s/ Duane P. Helkowski
                              ----------------------------
                              Name:  Duane P. Helkowski
                              Title: Assistant Vice President


                              by
                              /s/ Ann C. Pifer
                              ----------------------------
                              Name:  Ann C. Pifer
                              Title: Vice President


                         COMERICA BANK,

                              by
                              /s/ John M. Costa
                              ----------------------------
                              Name:  John M. Costa
                              Title: Vice President


                         CREDIT LYONNAIS, ATLANTA AGENCY,

                              by
                              /s/ David M. Cawrse
                              ----------------------------
                              Name:  David M. Cawrse
                              Title: Vice President


                         FIRST UNION NATIONAL BANK OF GEORGIA,

                              by
                              /s/ Louis K. Beasley, III
                              ----------------------------
                              Name:  Louis K. Beasley, III
                              Title: Vice President


                         HARRIS TRUST AND SAVINGS BANK,

                              by
                              /s/ Patrick J. McDonnell
                              ----------------------------
                              Name:  Patrick J. McDonnell
                              Title: Vice President


                         MELLON BANK, N.A.,

                              by
                              /s/ Clifford A. Mull
                              ----------------------------
                              Name:  Clifford A. Mull
                              Title: Assistant Vice President


                         NBD BANK,

                              by
                              /s/ J. Philip Lowman
                              ----------------------------
                              Name:  J. Philip Lowman
                              Title: First Vice President


                         PNC BANK, NATIONAL ASSOCIATION,

                              by
                              /s/ Robert J. Mitchell Jr.
                              ----------------------------
                              Name:  Robert J. Mitchell Jr.
                              Title: Vice President


                         THE SUMITOMO BANK, LIMITED,

                              by
                              /s/ Roger N. Arsham
                              ----------------------------
                              Name:  Roger N. Arsham
                              Title: Vice President


                              by
                              /s/ Lauren P. Carrigan
                              ----------------------------
                              Name:  Lauren P. Carrigan
                              Title: Assistant Vice-President


                         SUNTRUST BANK, ATLANTA,

                              by
                              /s/ Bradley J. Staples
                              ----------------------------
                              Name:  Bradley J. Staples
                              Title: Bank Officer


                              by
                              /s/ C. Wes Burton, Jr.
                              ----------------------------
                              Name:  C. Wes Burton, Jr.
                              Title: Vice President


                         WACHOVIA BANK OF GEORGIA, N.A.,

                              by
                              /s/ Kevin B. Harrison
                              ----------------------------
                              Name:  Kevin B. Harrison
                              Title: Vice President


                         MORGAN GUARANTY TRUST COMPANY
                           OF NEW YORK,

                              by
                              /s/ Jeffrey Hwang
                              ----------------------------
                              Name:  Jeffrey Hwang
                              Title: Vice President


                         NATIONSBANK CORPORATION,

                              by
                              /s/ Shawn B. Welch
                              ----------------------------
                              Name:  Shawn B. Welch
                              Title: Vice President







                                              ANNEX I


Departing Lenders

     Morgan Guaranty Trust Company of New York
     NationsBank Corporation


Continuing Lenders

      The Chase Manhattan Bank, N.A.
      The First National Bank of Boston
      Harris Trust and Savings Bank
      NBD Bank
      Suntrust Bank, Atlanta


Additional Lenders

      ABN Amro Bank N.V., Atlanta Agency
      Amsouth Bank of Alabama
      Banque Paribas, New York Branch
      Comerica Bank
      Credit Lyonnais, Atlanta Agency
      First Union National Bank of Georgia
      Mellon Bank, N.A.
      PNC Bank, National Association
      The Sumitomo Bank, Limited
      Wachovia Bank of Georgia, N.A.

                                         EXECUTION COPY



             364-DAY AMENDED AND RESTATED
                   CREDIT AGREEMENT

               Dated as of July 1, 1996



                       among



                 KUHLMAN CORPORATION,


             THE GUARANTORS PARTY HERETO,

               THE LENDERS PARTY HERETO

                          and


           THE CHASE MANHATTAN BANK, N.A.,
                as Administrative Agent










[CS&M Ref. No. 6700-426]


                   TABLE OF CONTENTS



                                                     Page

                       ARTICLE I

                      Definitions

SECTION 1.01.    Defined Terms                         1
SECTION 1.02.    Terms Generally                       14


                      ARTICLE II

                      The Credits

SECTION 2.01.    Commitments                           14
SECTION 2.02.    Revolving Loans                       15
SECTION 2.03.    Borrowing Procedure                   15
SECTION 2.04.    Repayment of Loans; Evidence
                   of Debt                             16
SECTION 2.05.    Fees                                  16
SECTION 2.06.    Interest on Loans                     17
SECTION 2.07.    Default Interest                      17
SECTION 2.08.    Alternate Rate of Interest            18
SECTION 2.09.    Termination and Reduction of
                 Commitments                           18
SECTION 2.10.    Conversion and Continuation of
                 Revolving Borrowings                  18
SECTION 2.11.    Repayment of Revolving Borrowings and
                   Swingline Loans                     20
SECTION 2.12.    Prepayment                            20
SECTION 2.13.    Reserve Requirements; Change
                 in Circumstances                      21
SECTION 2.14.    Change in Legality                    22
SECTION 2.15.    Indemnity                             22
SECTION 2.16.    Pro Rata Treatment                    23
SECTION 2.17.    Sharing of Setoffs                    23
SECTION 2.18.    Payments                              23
SECTION 2.19.    Taxes                                 24
SECTION 2.20.    Duty to Mitigate; Assignment of
                 Commitments Under Certain
                 Circumstances                         25
SECTION 2.21.    Extension of Conversion Date          25
SECTION 2.22.    Swingline Loans                       26


                      ARTICLE III

            Representations and Warranties

SECTION 3.01.    Organization; Powers                  27
SECTION 3.02.    Authorization                         28
SECTION 3.03.    Enforceability                        28
SECTION 3.04.    Governmental Approvals                28
SECTION 3.05.    Financial Condition                   28
SECTION 3.06.    No Material Adverse Change            28
SECTION 3.07.    Title to Properties; Possession
                 Under Leases                          28
SECTION 3.08.    Subsidiaries                          29
SECTION 3.09.    Litigation; Compliance with Laws      29
SECTION 3.10.    Agreements                            29
SECTION 3.11.    Federal Reserve Regulations           29
SECTION 3.12.    Investment Company Act; Public Utility
                   Holding Company Act                 30
SECTION 3.13.    Use of Proceeds                       30
SECTION 3.14.    Tax Returns                           30
SECTION 3.15.    Employee Benefit Plans                30
SECTION 3.16.    No Material Misstatements             30
SECTION 3.17.    Environmental and Safety Matters      31
SECTION 3.18.    Security Documents                    31


                      ARTICLE IV

Conditions of Lending                                  31


                       ARTICLE V

                 Affirmative Covenants

SECTION 5.01.    Existence; Businesses and Properties  32
SECTION 5.02.    Insurance                             32
SECTION 5.03.    Taxes                                 33
SECTION 5.04.    Financial Statements, Reports, etc.   33
SECTION 5.05.    Litigation and Other Notices          34
SECTION 5.06.    Employee Benefits                     34
SECTION 5.07.    Books and Records; Inspection Rights  34
SECTION 5.08.    Compliance with Laws                  34
SECTION 5.09.    Use of Proceeds                       34
SECTION 5.10.    Further Assurances                    34


                      ARTICLE VI

                  Negative Covenants

SECTION 6.01.    Indebtedness                          35
SECTION 6.02.    Liens                                 36
SECTION 6.03.    Sale and Leaseback Transactions       37
SECTION 6.04.    Investments, Loans and Advances       38
SECTION 6.05.    Mergers, Consolidations, Sales of
                   Assets and Acquisitions             38
SECTION 6.06.    Restrictions on Ability of
                   Subsidiaries to Pay Dividends       39
SECTION 6.07.    Transactions with Affiliates          39
SECTION 6.08.    Interest Coverage Ratio               39
SECTION 6.09.    Leverage Ratio                        39
SECTION 6.10.    Consolidated Net Worth                39


                      ARTICLE VII

Events of Default                                      40


                     ARTICLE VIII

The Administrative Agent                               42


                      ARTICLE IX

Guarantee                                              44


                       ARTICLE X

                     Miscellaneous

SECTION 10.01.   Notices                               46
SECTION 10.02.   No Waivers; Amendments                46
SECTION 10.03.   Governing Law; Submission to
                 Jurisdiction                          47
SECTION 10.04.   Expenses; Indemnity                   48
SECTION 10.05.   Survival of Agreements,
                   Representations and Warranties, etc.49
SECTION 10.06.   Successors and Assigns                49
SECTION 10.07.   Right of Setoff                       51
SECTION 10.08.   Severability                          51
SECTION 10.09.   Cover Page, Table of Contents and
                   Section Headings                    51
SECTION 10.10.   Counterparts; Effectiveness           51
SECTION 10.11.   Waiver of Jury Trial                  51
SECTION 10.12.   Entire Agreement                      52
SECTION 10.13.   Interest Rate Limitations             52


                Exhibits and Schedules

Exhibit A        Form of Administrative Questionnaire
Exhibit B        Form of Assignment and Acceptance
Exhibit C        Form of Additional Guarantor Agreement
Exhibit D        Form of Pledge Agreement


Schedule 2.01    Lenders and Commitments
Schedule 3.08    Subsidiaries


                    364-DAY AMENDED AND RESTATED
               CREDIT AGREEMENT dated as of July 1, 1996, among KUHLMAN CORPORATION, a Delaware corporation (the "Borrower"); the Guarantors referred to herein; the financial institutions from time to time party hereto, initially consisting of the institutions listed in Schedule 2.01 (the "Lenders"); and THE CHASE MANHATTAN BANK, N.A., as swingline lender (in such capacity, the "Swingline Lender") and as agent for the Lenders (in such capacity, the "Administrative Agent").


          The Borrower has requested the Lenders, and the Lenders, pursuant to the Sixth Amendment to the Existing Credit Agreement (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in Article I), have agreed, to extend credit in the form of (a) Revolving Loans at any time and from time to time on or after the Effective Date and prior to the Conversion Date, in an aggregate principal amount at any time outstanding not exceeding $125,000,000 and (b) Swingline Loans in an aggregate principal amount outstanding not in excess of the lesser of (i) $10,000,000 minus the aggregate amount of the swingline loans outstanding under the Facility B Credit Agreement at such time and (ii) the excess of the aggregate amount of the Commitments over the Aggregate Revolving Loan Exposure at such time. The proceeds of Revolving Loans and Swingline Loans are to be used solely to finance Permitted Business Acquisitions by the Borrower and for general corporate purposes of companies acquired in Permitted Business Acquisitions.

          Accordingly, the Borrower, the Guarantors, the Lenders, the Swingline Lender and the Administrative Agent agree as follows:

ARTICLE I

                        Definitions

          SECTION 1.01.  Defined Terms.  As used in this
Agreement, the following terms shall have the meanings specified below:

          "ABR Loan" shall mean any Revolving Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

          "ABR Borrowing" shall mean a Borrowing comprised of ABR Loans.

          "Additional Guarantor Agreement" shall mean an Additional Guarantor Agreement in the form of Exhibit C.

          "Administrative Agent Fees" shall have the meaning assigned to such term in Section 2.05(b).

          "Administrative Questionnaire" shall mean an
Administrative Questionnaire in the form of Exhibit A.

          "Affiliate" shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified.

          "Aggregate Revolving Loan Exposure" shall mean the aggregate amount of the Lenders' Revolving Loan Exposures.

          "Alternate Base Rate" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof, "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced as effective. "Base CD Rate" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and
(ii) Statutory Reserves and (b) the Assessment Rate.  "Three-Month
Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal
Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day shall not be a Business
Day, on the next preceding Business Day) by the Administrative Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it. "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as reported on such Business Day by the Federal Reserve Bank of New York, or, if such rate is not so reported for any day which is a Business Day, the average of the quotations for the day for such transactions received by the Administrative Agent or Swingline Lender, as applicable, from three Federal funds brokers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Base CD Rate or the Federal Funds Effective Rate or both for any reason, including the inability of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) or (c), or both, of the first sentence OF this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate, respectively.

          "Applicable Margin" shall mean, for any day, with respect to any Eurodollar Loan or Swingline Loan, as the case may be, the applicable percentage set forth below under the caption "LIBOR Spread" or "Swingline Spread", as the case may be, based upon the Leverage Ratio as set forth below:




Leverage
Ratio
LIBOR
Spread
Swingline
Spread


Category 1
Less than or equal to 1.75

0.5000

0.5625


Category 2
Greater than 1.75 but less than
or equal to 2.50


0.6250


0.6875


Category 3
Greater than 2.50 but less than
or equal to 3.00


0.7500


0.8125


Category 4
Greater than 3.00 but less than
or equal to 3.50


1.0000


1.0625


Category 5
Greater than 3.50

1.5000

1.5625


The Leverage Ratio utilized for purposes of determining the Eurodollar
Spread and the Swingline Spread shall be that in effect as of the last day of the most recently completed fiscal quarter of the Borrower in respect of which financial statements have been delivered pursuant to this Agreement or the Existing Credit Agreement. Each change in the Applicable Margin resulting from a change in the Leverage Ratio shall be effective with respect to all Loans and Commitments outstanding on and after the date of delivery to the Administrative Agent of the applicable financial statements to the date of delivery of financial statements and certificates indicating another such change.

          "Applicable Percentage" means, with respect to any Lender, the percentage of the total Commitments represented by such Lender's Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

          "Assessment Rate" shall mean for any date the annual rate (rounded upwards, if necessary, to the next 1/100 of 1%) most recently estimated by the Administrative Agent as the then current net annual assessment rate that will be employed in determining amounts payable by the Administrative Agent to the Federal Deposit Insurance Corporation (or any successor) for insurance by such Corporation (or such successor) of time deposits made in Dollars at the Administrative Agent's domestic offices.

          "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent, in the form of Exhibit B or such other form as shall be approved by the Administrative Agent and the Borrower.

          "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

          "Borrowing" shall mean (a) a group of Revolving Loans of a single Type made by the Lenders on a single date pursuant to the Commitments and as to which a single Interest Period is in effect or (b) a Swingline Loan.

          "Borrowing Request" shall mean a request by the Borrower for a Borrowing in accordance with the terms of Section 2.03.

          "Business Day" shall mean any day (other than a day which is a Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in New York City; provided, however, that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

          "Capital Lease Obligations" of any person shall mean the obligations of such person and its consolidated subsidiaries to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, which obligations are required to be classified and accounted for as capital leases on a consolidated balance sheet of such person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "Capital Stock" of any person shall mean any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such person, including any preferred stock, any limited or general partnership interest and any limited liability company membership interest.

          A "Change in Control" shall be deemed to have occurred if
(a) any person or group (within the meaning of Rule 13d-5 of the Securities and Exchange Commission as in effect on the date hereof) shall own directly or indirectly, beneficially or of record, shares representing 25% or more of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower; (b) a majority of the seats (other than vacant seats) on the board of directors of the Borrower shall at any time have been occupied by persons who were neither (i) nominated by the board of directors of the Borrower (or a designee or nominating committee thereof) prior to their initial election to such board of directors, nor (ii) appointed by directors so nominated; or (c) any person or group (other than the board of directors of the Borrower) shall otherwise directly or indirectly Control the Borrower. Notwithstanding anything in the foregoing definition, a merger or consolidation of the Borrower that complies with the requirements of
Section 6.05(c) will in no event be deemed of itself to result in a Change in Control.

          "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender
(or, for purposes of Section 2.13(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority addressing matters within the scope of its jurisdiction and made or issued after the date of this Agreement.

          "Chase Letters of Credit" shall mean letters of credit with an aggregate face amount not to exceed $10,000,000 issued for the account of the Borrower or any of the Subsidiaries by The Chase Manhattan Bank, N.A.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "Collateral" shall have the meaning assigned to such term in the Pledge Agreement.

          "Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Revolving Loans hereunder as set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender assumed its Commitment, as applicable, as the same may be reduced from time to time pursuant to Section 2.09 and pursuant to assignments by such Lender pursuant to Section 10.06.

          "Commitment Fee" shall have the meaning assigned to such term in Section 2.05(a).

          "Consolidated Capital Expenditures" shall mean, for any period, (a) the aggregate amount of all expenditures (whether paid in cash or other consideration or accrued as a liability) by the Borrower and its Subsidiaries during that period that, in conformity with GAAP, would be included in "additions to property, plant or equipment" or comparable items in a consolidated statement of cash flows of the Borrower and its Subsidiaries for such period, minus (b) the aggregate net proceeds of all dispositions of property, plant and equipment by the Borrower and its Subsidiaries in the ordinary course of business during that period.

          "Consolidated EBITDA" shall mean, for any period, the Consolidated Net Income of the Borrower and the Subsidiaries for such period plus, to the extent deducted in computing such consolidated net income and without duplication, the sum of (a) income tax expense, (b) interest expense, (c) depreciation and amortization expense, and
(d) extraordinary losses during such period, minus, to the extent added in computing such consolidated net income and without duplication, (i) interest income and (ii) extraordinary gains during such period. For any period, Consolidated EBITDA shall be determined on a pro forma basis as if Permitted Business Acquisitions occurring during such period had been completed on the first day of such period. For purposes of this definition, the acquisition of Communication Cable, Inc. shall be deemed to be a Permitted Business Acquisition.

          "Consolidated Interest Expense" shall mean, with respect to any period, the net interest expense of the Borrower and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.
For any period, Consolidated Interest Expense shall be determined on a pro forma basis as if Permitted Business Acquisitions occurring during such period had been completed on the first day of such period. For purposes of this definition, the acquisition of Communication Cable, Inc. shall be deemed to be a Permitted Business Acquisition.

          "Consolidated Net Income" shall mean, with respect to the Borrower for any period, the net income (or loss) of the Borrower and the Subsidiaries for such period before extraordinary items, determined in accordance with GAAP on a consolidated basis, provided that there shall be excluded (i) income (or loss) of the Borrower in which any other person
(other than the Borrower or any of its wholly owned Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of its Subsidiaries by such other person during such period in cash, (ii) the income (or loss) of any person accrued prior to the date it becomes a consolidated subsidiary of the Borrower or is merged into or consolidated with such person or any of its consolidated subsidiaries, (iii) the income of any consolidated subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by such consolidated subsidiary of such income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such consolidated subsidiary, (iv) expenses incurred in effecting acquisitions and mergers by or involving the Borrower or any of its consolidated subsidiaries, (v) non-cash charges (other than depreciation and amortization) in accordance with GAAP and (vi) any extraordinary gains or extraordinary income net of any extraordinary losses.

          "Consolidated Net Worth" shall mean, at any date, the consolidated stockholders' equity of the Borrower and the Subsidiaries, as determined on a consolidated basis in accordance with GAAP, but excluding any gains or losses in periods ending after the date hereof as a result of foreign currency translation.

          "Consolidated Total Assets" shall mean the total assets of the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP.

          "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and "Controlling" and "Controlled" shall have meanings correlative thereto.

          "Conversion Date" shall mean July 1, 1997, as such date may be extended pursuant to Section 2.21.

          "Default" shall mean any event or condition which with the giving of notice or lapse of time or both would constitute an Event of Default.

          "Designated Subsidiary" shall mean each Significant
Subsidiary that is a Domestic Subsidiary.

          "dollars" or "$" shall mean lawful money of the United
States of America.

          "Domestic Subsidiary" shall mean any Subsidiary organized under the laws of the United States of America or any state or political subdivision thereof.

          "Effective Date" shall mean the date hereof.

          "Environmental and Safety Laws" shall have the meaning assigned to such term in Section 3.17.

          "ERISA" shall mean the Employee Retirement Income
Security Act of 1974, as the same may be amended from time to time.

          "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of
Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

          "ERISA Event" shall mean (i) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan; (ii) the adoption of any amendment to a Plan that would require the provision of security pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA; (iii) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (iv) the filing pursuant to
Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (v) the incurrence of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of the Borrower or any of its ERISA Affiliates from any Plan or Multiemployer
Plan; (vi) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (vii) the receipt by the Borrower or any ERISA Affiliate of any notice concerning the imposition of Withdrawal Liability or a determination that a Multiemployer
Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; and (viii) the occurrence of a "prohibited transaction" with respect to which the Borrower or any Subsidiary is a "disqualified person" (within the meaning of Section 4975 of the Code) and with respect to which the Borrower or any Subsidiary would be liable for the payment of an excise tax.

          "Eurodollar Borrowing" shall mean a Borrowing comprised of Eurodollar Loans.

          "Eurodollar Loan" shall mean any Revolving Loan bearing interest at a rate determined by reference to the LIBO Rate in accordance with the provisions of Article II.

          "Event of Default" shall have the meaning assigned to such term in Article VII.

          "Excluded Taxes" means, with respect to the Administrative
Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the jurisdiction under the laws of which it is organized, or the jurisdiction in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender, any U.S. Federal withholding tax imposed on amounts payable to such Foreign Lender under this Agreement because of its failure or inability to comply with Section 2.19(f) or for any other reason, unless (and to the extent that) (i) such withholding tax liability arises or is increased by reason of a Change in Law occurring after such Foreign Lender becomes a Lender under this Agreement or (ii) such Foreign Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such withholding tax liability pursuant to Section 2.19(a).

          "Existing Credit Agreement" shall mean the Credit
Agreement dated as of December 15, 1993, among the Borrower, NationsBank of Georgia, N.A. ("NationsBank") and the Chase Manhattan
Bank, N.A. as Managing Agents and Lenders, NationsBank as administrative agent for the lenders party thereto and The Chase Manhattan Bank, N.A., as syndication agent, as amended to but excluding the date hereof.

          "Extension Date" shall mean each date that would have been the Conversion Date but for an extension effected pursuant to Section 2.21.

          "Facility B Credit Agreement" shall mean the Five-Year
Amended and Restated Credit Agreement dated as of the date hereof among the Borrower, the lenders party thereto and The Chase Manhattan Bank, N.A., as Administrative Agent.

          "Federal Funds Effective Rate" shall have the meaning assigned to such term in the definition of "Alternate Base Rate".

          "Fee Letter" shall mean the Fee Letter dated May 15, 1996, between the Borrower and the Administrative Agent.

          "Fees" shall mean the Commitment Fees and the Administrative Agent Fees.

          "Financial Officer" of any person shall mean the chief financial officer, the treasurer, the Director of Finance, the principal accounting officer or the Manager of Corporate Accounting of such person or any other senior financial officer designated by the Chief Financial Officer in a notice delivered to the Administrative Agent.

          "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes hereof, the United States of America and each State thereof shall be considered to constitute a single jurisdiction.

          "GAAP" shall mean generally accepted accounting principles applied on a consistent basis.

          "Governmental Authority" shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

          "Guarantee" of or by any person shall mean any obligation, contingent or otherwise, of such person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other person (the "primary obligor") (excluding endorsements of checks for collection or deposit in the ordinary course of business) in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness.

          "Guarantor" shall mean each Subsidiary executing this Agreement as a Guarantor and each other Subsidiary hereafter becoming a Guarantor as provided in Section 5.10.

          "Indebtedness" of any person shall mean, without duplication, (a) all obligations of such person for borrowed money or with respect to deposits or advances of any kind (including repurchase obligations), (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person upon which interest charges are customarily paid, (d) all obligations of such person under conditional sale or other title retention agreements relating to property purchased by such person, (e) all obligations of such person issued or assumed as the deferred purchase price of property or services (other than accounts payable to suppliers incurred in the ordinary course of business),
(f) all Capital Lease Obligations of such person, (g) all obligations of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property or assets owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (h) all Guarantees of such person, (i) all obligations of such person with respect to interest rate protection agreements, foreign currency exchange agreements or other hedging arrangements (valued at the termination value thereof computed in accordance with a method approved by the International Swap Dealers Association and agreed to by such person in the applicable hedging agreement, if any) and (j) all obligations, contingent or otherwise, of such person as an account party in respect of letters of credit, letters of guaranty and bankers' acceptances. The Indebtedness of any person shall include, without duplication, the Indebtedness of any other entity (including any partnership in which such person is a general partner) to the extent such person is liable therefor as a result of such person's ownership interest in or other relationship with such entity, except to the extent the terms of Indebtedness provide that such person is not liable therefor.

          "Indemnitee" shall have the meaning assigned to such term in Section 10.04.

          "Interest Payment Date" shall mean, with respect to any Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months' duration been applicable to such Borrowing, and, in addition, the date of any refinancing or conversion of such Borrowing with or to a Borrowing of a different Type.

          "Interest Period" shall mean (a) as to any Eurodollar
Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as the case may be, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter (or 12 months thereafter in the event each Lender shall at the time be making available interest periods of such duration), as the Borrower may elect, and (b) as to any ABR Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as the case may be, and ending on the earliest of (i) the next succeeding March 31, June 30, September 30 or December 31, (ii) the
Maturity Date and (iii) the date such Borrowing is converted to a Borrowing of a different Type in accordance with Section 2.10 or repaid or prepaid in accordance with Section 2.11 or 2.12; provided, however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

          "Lenders" shall mean (a) the financial institutions listed on
Schedule 2.01 (other than any such financial institution that has ceased to be a party hereto, pursuant to an Assignment and Acceptance) and (b) any financial institution that has become a party hereto pursuant to an Assignment and Acceptance. Unless the context indicates otherwise, the term "Lenders" shall include the Swingline Lender.

          "Leverage Ratio" shall mean, on any date, the ratio of
(a) Total Indebtedness as of such date to (b) the Consolidated EBITDA of the Borrower and the Subsidiaries for the period of four consecutive fiscal quarters ended most recently on or prior to such date, determined on a consolidated basis in accordance with GAAP.

          "LIBO Rate" shall mean, with respect to any Eurodollar
Borrowing, an interest rate per annum (rounded upwards, if necessary, to the next higher 1/16th of 1%) equal to the rate at which dollar deposits approximately equal in principal amount to the Administrative Agent's portion of such Eurodollar Borrowing and for a maturity comparable to the applicable Interest Period are offered in immediately available funds to the Administrative Agent in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

          "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "Loan Documents" shall mean this Agreement, the Pledge
Agreement, any note issued to any Lender by the Borrower pursuant to this Agreement, any security agreement entered into pursuant to Section 5.10 and any amendment, supplement, modification, consent or waiver of, to or in respect of any of the foregoing.

          "Loans" shall mean the Revolving Loans and the Swingline
Loans.

          "Margin Stock" shall have the meaning assigned to such term in Regulation U.

          "Material Adverse Effect" shall mean (a) a material adverse effect on the business, assets, operations, prospects or financial condition of the Borrower and the Subsidiaries taken as a whole, (b) any material impairment of the ability of the Borrower or any Subsidiary to perform any of its obligations under any Loan Document or (c) any material impairment of the rights of or benefits available to the Lenders or the Administrative Agent under any of the Loan Documents.

          "Material Indebtedness" means Indebtedness (other than the
Loans) of the Borrower and/or one or more of its consolidated Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal amount exceeding $10,000,000.

          "Maturity Date" shall mean the fourth anniversary of the Conversion Date.

          "Multiemployer Plan" shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "Obligations" shall mean the obligations of the Borrower under this Agreement (as it may hereafter be amended, restated, extended, supplemented or otherwise modified from time to time) with respect to (i) the principal amount of the Loans, (ii) interest on the Loans and (iii) all other monetary obligations of the Borrower under this Agreement or any other
Loan Document.

          "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution or delivery of, or otherwise with respect to, this Agreement.

          "PBGC" shall mean the Pension Benefit Guaranty
Corporation referred to and defined in ERISA.

          "Permitted Business Acquisition" shall mean any acquisition of substantially all the assets of, or of shares or other equity interests in, a person or division or line of business of a person (or any subsequent investment made in a previously acquired Permitted Business Acquisition) if immediately after giving effect thereto: (a) (i) a majority of the Capital Stock of any acquired or newly formed corporation, partnership, association or other business entity is owned directly or indirectly by the Borrower or (ii) the Borrower holds directly or indirectly securities representing a majority of the voting power of such acquired or newly formed corporation, partnership, association or other business entity, (b) such person, division or line of business is an industrial manufacturing company with its principal place of business and its headquarters located in the United States, (c) a majority of the board of directors or other governing body of any acquired corporation, partnership, association or other business entity shall have approved such acquisition prior to acquisition by the Borrower of equity interests therein or the commencement by the Borrower of any tender offer or proxy solicitation,
(d) the Borrower and the Subsidiaries shall be in compliance, on a pro forma basis after giving effect to such acquisition or formation, with the covenants contained in Sections 6.08, 6.09 and 6.10, recomputed as at the last day of the most recently ended fiscal quarter of the Borrower as if such acquisition had occurred on the first day of each relevant period for testing such compliance, and the Borrower shall have delivered to the Administrative
Agent a certificate of a Financial Officer to such effect, together with all relevant financial information and calculations demonstrating such compliance and (e) in the case of any acquisition involving consideration (whether in cash or property, and including the aggregate amount of Indebtedness of such acquired corporation, partnership, association or other business entity) in excess of $75,000,000, the Required Lenders shall have given their prior written consent to such acquisition.

          "Permitted Investments" shall mean:

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within 90 days from the date of acquisition thereof;

          (b) investments in commercial paper maturing within 90 days from the date of acquisition thereof and having, at such date of acquisition, a rating of A-2 or better from Standard & Poor's Ratings Group or a rating of P-2 or better from Moody's Investors Service, Inc. (or, if either shall change the basis on which it establishes ratings, the equivalent rating after such change);

          (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 90 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $250,000,000 and whose short-term debt has, at such date of acquisition, a rating of A or better from Standard & Poor's Ratings Group or a rating of A or better from Moody's Investors Service, Inc. (or, if either shall change the basis on which it establishes ratings, the equivalent rating after such change); and

          (d) other investment instruments approved in writing by the Required Lenders and offered by financial institutions which have a combined capital and surplus and undivided profits of not less than $250,000,000.

          "person" shall mean any natural person, corporation, business trust, joint venture, association, company, partnership or Governmental Authority (including any agency or political subdivision thereof).

          "Plan" shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or
Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Pledge Agreement" shall mean the Pledge Agreement, substantially in the form of Exhibit D, among the Borrower and the Administrative Agent, as such agreement may be amended or modified from time to time.

          "Prime Rate" shall have the meaning assigned to such term in the definition of "Alternate Base Rate".

          "Register" shall have the meaning assigned to such term in
Section 10.06(f).

          "Regulation G" shall mean Regulation G of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

          "Regulation U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

          "Regulation X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

          "Repayment Date" shall have the meaning assigned to such term in Section 2.11.

          "Required Lenders" shall mean, at any time, Lenders having Revolving Loans and unused Commitments representing at least 51% of the sum of all Revolving Loans outstanding and unused Commitments at such time.

          "Responsible Officer" of any person shall mean any executive officer or Financial Officer of such person and any other officer or similar official thereof responsible for the administration of the obligations of such person in respect of this Agreement.

          "Revolving Borrowing" shall mean a Borrowing comprised of Revolving Loans.

          "Revolving Loan Exposure" shall mean, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding Revolving Loans of such Lender.

          "Revolving Loans" shall mean the loans made by the Lenders to the Borrower pursuant to Section 2.01. Each Revolving Loan shall be a Eurodollar Loan or an ABR Loan.


          "Secured Parties" shall have the meaning assigned to such term in the Pledge Agreement.

          "Significant Subsidiary" shall have the meaning assigned to such term in Regulation S-X of the Securities and Exchange Commission as in effect on the date hereof: provided, that (a) any Subsidiary that directly or indirectly owns a Significant Subsidiary shall itself be a Significant Subsidiary and (b) in the event Subsidiaries that would otherwise not be Significant Subsidiaries shall in the aggregate account for a percentage in excess of 20% of Consolidated Total Assets, then one or more of such Subsidiaries designated by the Borrower (or, if the Borrower shall make no designation, one or more of such Subsidiaries in descending order based on their respective contributions to Consolidated Total Assets), shall be included as Significant Subsidiaries to the extent necessary to eliminate such excess.

          "Statutory Reserves" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which the Agent is subject for new negotiable nonpersonal time deposits in Dollars of over $100,000 with maturities approximately equal to three months in the case of the Base CD Rate (as such term is used in the definition of "Alternate Base Rate"). Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "subsidiary" shall mean, with respect to any person (the
"parent"), any corporation, company, association, partnership or other business entity of which securities or other ownership interests representing 50% or more of the ordinary voting power are, at the time as of which any determination is being made, beneficially owned or controlled by the parent, by one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "Subsidiary" shall mean any subsidiary of the Borrower.

          "Swingline Exposure" shall mean, with respect to the Swingline Lender at any time, the aggregate principal amount at such time of all outstanding Swingline Loans of such Swingline Lender.

          "Swingline Loan" shall mean the swingline loans made by the Swingline Lender pursuant to Section 2.22.

          "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority, other than Excluded Taxes.

          "Total Indebtedness" shall mean, at any time, all Indebtedness of the Borrower and the Subsidiaries at such time (other than Indebtedness described under clauses (h), (i) and (j) of the definition of "Indebtedness"), determined on a consolidated basis in accordance with GAAP.

          "Type", when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, "Rate" shall include the LIBO Rate, the Alternate Base Rate and the Federal Funds Effective Rate.

          "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          SECTION 1.02.  Terms Generally.  The definitions in
Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words
"include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, (a) any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time and (b) all terms of an accounting or financial nature shall be construed in accordance with GAAP as in effect from time to time; provided, however, that if after the effectiveness of any change in GAAP occurring after the date of this Agreement the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Article VI or any related definition to eliminate the effect of such change on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Article VI or any related definition for such purpose), then (i) the Borrower and the Administrative Agent shall negotiate in good faith to agree upon an appropriate amendment to such covenant and
(ii) until such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders, the Borrower's compliance with such covenant shall be determined on the basis of GAAP as in effect immediately before the relevant change in GAAP became effective.


ARTICLE II

                      The Credits

          SECTION 2.01.  Commitments.  Subject to the terms and
conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, to make Revolving Loans to the Borrower, at any time and from time to time on or after the Effective Date and until the earlier of the Conversion Date and the termination of the Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in
(x) such Lender's Revolving Loan Exposure exceeding such Lender's
Commitment or (y) the outstanding aggregate principal amount of the sum of Swingline Loans and Revolving Loans exceeding the aggregate amount of the Commitments. Within the limits set forth in the preceding sentence, the Borrower may borrow, pay or prepay and reborrow Loans on and after the Effective Date and prior to the Conversion Date, in each case subject to the terms, conditions and limitations set forth herein. Amounts paid or prepaid in respect of Revolving Loans on or after the Conversion Date may not be reborrowed.

          SECTION 2.02.  Revolving Loans.  (a)  Each Revolving
Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their Commitments; provided, however, that the failure of any Lender to make any Revolving Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other
Lender). The Revolving Loans comprising any Borrowing shall be in an aggregate principal amount which is (i) an integral multiple of $1,000,000 and not less than $2,000,000 or (ii) equal to the remaining available balance of the Commitments.

          (b) Subject to Sections 2.08 and 2.14, each Borrowing other than a Swingline Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request pursuant to Section 2.03 or
2.10. Each Lender may at its option make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Borrower shall not be entitled to request any Borrowing which, if made, would result in more than 10
Eurodollar Borrowings outstanding hereunder at any time. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

          (c) Each Lender shall make each Revolving Loan to be made by it hereunder on the proposed date thereof by wire transfer to such account as the Administrative Agent may designate in federal funds not later than 1:00 p.m., New York City time, and the Administrative Agent shall by 3:00 p.m., New York City time, credit the amounts so received to a domestic account designated by the Chief Financial Officer of the Borrower by notice to the Administrative Agent, which account must be in the name of the Borrower or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders.

          (d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (c) above and the Administrative
Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at
(i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, a rate determined by the Administrative Agent to represent its cost of overnight or short-term funds (which determination shall be conclusive absent manifest error). If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement.

          SECTION 2.03. Borrowing Procedure. In order to request a Borrowing (other than a Swingline Borrowing), the Borrower, acting through a Financial Officer, shall submit a Borrowing Request by hand delivery or telecopy or by telephone to the Administrative Agent (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before a proposed Borrowing and (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the day of a proposed Borrowing. Each Borrowing Request shall be irrevocable and shall specify the following information: (i) whether such Borrowing is to be a Eurodollar Borrowing or an ABR Borrowing; (ii) the date of such Borrowing (which shall be a Business Day), (iii) the number and location of the account to which funds are to be disbursed (which shall be an account that complies with the requirements of Section 2.02(c)); (iv) the amount of such Borrowing; and (v) if such Borrowing is to be a Eurodollar Borrowing, the Interest Period with respect thereto; provided, however, that, notwithstanding any contrary specification in any Borrowing Request, each requested Borrowing shall comply with the requirements set forth in
Section 2.02. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurodollar Borrowing is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall promptly advise the applicable Lenders of any notice given pursuant to this
Section 2.03 and of each Lender's portion of the requested Borrowing.

          SECTION 2.04.  Repayment of Loans; Evidence of Debt.
(a) The Borrower agrees to pay the outstanding principal balance of each Loan as provided in Section 2.11.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts with respect to each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid such Lender from time to time under this Agreement.

          (c) The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Type of each Loan made and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

          (d) The entries made in the accounts maintained pursuant to paragraph (b) and (c) of this Section 2.04 shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms.

          (e) Notwithstanding any other provision of this Agreement, in the event any Lender shall request a note evidencing the Loans made by it hereunder to the Borrower, the Borrower shall deliver such a note reasonably satisfactory to the Administrative Agent, payable to such Lender and its registered assigns, and the interests represented by that note shall at all times (including after any assignment of all or part of such interests pursuant to Section 10.06) be represented by one or more notes payable to the payee named therein or its registered assigns.

          SECTION 2.05. Fees. (a) The Borrower agrees to pay to each Lender, through the Administrative Agent, on the first day of January, April, July and October in each year, and on the date on which the Commitment of such Lender shall be terminated as provided herein, a commitment fee (a "Commitment Fee") equal to 0.15% per annum on the average daily unused amount of the Commitment of such Lender during the preceding quarter (or shorter period commencing with the date hereof or ending with the date on which the Commitment of such Lender shall have been terminated). The Commitment Fee shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Commitment Fee due to each Lender shall commence to accrue on the date hereof and shall cease to accrue on the date on which the Commitment of such Lender shall be terminated as provided herein.

          (b)  The Borrower agrees to pay to the Administrative
Agent, for its own account, the fees set forth in the Fee Letter in the amounts and at the times specified therein (the "Administrative Agent Fees").

          (c) All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders. Once paid, none of the Fees shall be refundable under any circumstances (other than to correct errors in computation or payment).

          SECTION 2.06.  Interest on Loans.  (a)  Subject to the
provisions of Section 2.07, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when determined by reference to the Prime Rate and over a year of 360 days at all other times) at a rate per annum equal to the Alternative Base Rate. Interest on each ABR Borrowing shall be payable on each applicable Interest Payment Date except as otherwise provided in this Agreement. The Alternate Base Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

          (b) Subject to the provisions of Section 2.07, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin in effect from time to time. Interest on each Eurodollar Borrowing shall be payable on each applicable Interest Payment Date except as otherwise provided in this Agreement. The LIBO
Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

          (c) Subject to the provisions of Section 2.07, each Swingline Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Federal Funds Effective Rate plus the Applicable Margin in effect from time to time. Interest on each Swingline Loan shall be payable on the first Business Day of each calendar month and on the Conversion Date.

          SECTION 2.07. Default Interest. If the Borrower shall default in the payment of the principal of or interest on any Loan or any other amounts becoming due hereunder, whether by scheduled maturity, notice of prepayment, acceleration or otherwise, the Borrower shall on demand from time to time from the Administrative Agent pay interest from and including the date of such default, to the extent permitted by law, on such defaulted amount up to (but not including) the date of actual payment (after as well as before judgment) (a) in the case of overdue principal of any Loan, at the rate otherwise applicable to such Loan hereunder plus 2.00% per annum and (b) in all other cases, at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when determined by reference to the Prime Rate and over a year of 360 days at all other times) equal to the Alternate Base Rate plus 2.00%.

          SECTION 2.08. Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Borrowing the Administrative Agent shall have determined that dollar deposits in the principal amounts of the Loans comprising such Borrowing are not generally available in the London interbank market, or that the rates at which such dollar deposits are being offered will not adequately and fairly reflect the cost to any Lender of making or maintaining its Eurodollar Loan during such Interest Period, or that reasonable means do not exist for ascertaining the LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or telecopy notice of such determination to the Borrower and the Lenders. In the event of any such determination, any request by the Borrower for a Eurodollar Borrowing pursuant to Section 2.03 or 2.10 shall, until the Administrative Agent shall have advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, be deemed to be a request for an ABR Borrowing. Each determination by the Administrative Agent hereunder shall be conclusive absent manifest error.

          SECTION 2.09.  Termination and Reduction of
Commitments. (a) The Commitments shall be automatically terminated at 5:00 p.m., New York City time, on the date 364 days after the date hereof, if not terminated earlier pursuant to the terms hereof. The Commitments shall be automatically reduced on each Extension Date by the aggregate principal amount of the Revolving Borrowings outstanding on such Extension Date.

          (b) Upon at least three Business Days' prior irrevocable written, telecopy or telephonic notice given by a Financial Officer to the Administrative Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Commitments; provided, however, that (i) each partial reduction of the Commitments shall be in an amount which is an integral multiple of $1,000,000 and which is not less than $5,000,000 (or, if less, the remaining amount of the Commitments) and (ii) no such termination or reduction shall be made which would reduce the Commitments to an amount less than the aggregate outstanding amount of the Revolving Loans and Swingline Loans.

          (c) Each reduction in the Commitments hereunder shall be made ratably among the Lenders in accordance with their respective applicable Commitments. The Borrower shall pay to the Administrative
Agent for the account of the Lenders, on the date of each termination or reduction, the Commitment Fees on the amount of the Commitments so terminated or reduced accrued to the date of such termination or reduction.

          SECTION 2.10.  Conversion and Continuation of Revolving
Borrowings. The Borrower shall, to the extent that no Event of Default has occurred and is continuing, have the right at any time upon prior irrevocable written, telecopy or telephonic notice given by a Financial Officer to the Administrative Agent (i) not later than 12:00 (noon), New York City time, one Business Day prior to conversion or continuation, to convert any Eurodollar Borrowing into an ABR Borrowing or to continue on the last day of the current Interest Period applicable thereto, any ABR Borrowing for an additional Interest Period, (ii) not later than 11:00 a.m., New York City time, three Business Days prior to conversion or continuation, to convert any ABR Borrowing into a Eurodollar Borrowing or to continue any Eurodollar
Borrowing as a Eurodollar Borrowing for an additional Interest Period and
(iii) not later than 11:00 a.m., New York City time, three Business Days prior to conversion, to convert the Interest Period with respect to any Eurodollar Borrowing to another permissible Interest Period, subject in each case to the following:

          (a) each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued
     Eurodollar or ABR Borrowing;

          (b) if less than all the outstanding principal amount of any Eurodollar or ABR Borrowing shall be converted or continued, then each resulting Eurodollar or ABR Borrowing shall satisfy the limitations specified in Sections 2.02(a) and (b) regarding the principal amount and maximum number of Borrowings of the relevant Type;

          (c) each conversion or continuation shall be effected by each Lender by recording for the account of such Lender the new Loan of such Lender resulting from such conversion or continuation and reducing the Loan (or portion thereof) of such Lender being converted or continued by an equivalent principal amount; accrued interest on a Loan (or portion thereof) being converted or continued shall be paid by the Borrower at the time of conversion or continuation;

          (d) if any Eurodollar Borrowing is converted or continued at a time other than the end of the Interest Period applicable thereto, the Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.15;

          (e) any portion of a Borrowing maturing or required to be repaid in less than one month may not be converted into or continued as a Eurodollar Borrowing;

          (f) any portion of a Eurodollar Borrowing which cannot be converted into or continued as a Eurodollar Borrowing by reason of clause (e) above shall be automatically converted at the end of the Interest Period in effect for such Borrowing into an ABR Borrowing; and

          (g) no Interest Period may be selected for any Eurodollar
     Borrowing that would end later than a Repayment Date occurring on or after the first day of such Interest Period if, after giving effect to such selection, the aggregate outstanding amount of (i) the Eurodollar Borrowings with Interest Periods ending on or prior to such Repayment Date and (ii) the ABR Borrowings would not be at least equal to the principal amount of Borrowings to be paid on such Repayment Date.

          Each notice pursuant to this Section 2.10 shall be irrevocable and shall refer to this Agreement and specify (i) the identity and amount of the Borrowing that the Borrower requests be converted or continued, (ii) whether such Borrowing is to be converted to or continued as a Eurodollar Borrowing or an ABR Borrowing, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and
(iv) if such Borrowing is to be converted to or continued as a Eurodollar Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Eurodollar Borrowing, the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall advise the other Lenders of any notice given pursuant to this Section 2.10 and of each Lender's portion of any converted or continued Borrowing. If the Borrower shall not have given notice in accordance with this Section 2.10 to continue any Borrowing into a subsequent Interest Period (and shall not otherwise have given notice in accordance with this Section 2.10 to convert such Borrowing), such Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be continued into a new Interest Period as an ABR Borrowing. Swingline
Loans may not be converted or continued hereunder.

          SECTION 2.11.  Repayment of Revolving Borrowings and
Swingline Loans.  (a)  The Revolving Borrowings outstanding on any
Extension Date or on the Conversion Date shall be payable as to principal in sixteen consecutive equal installments payable on the first day of the October next following the date on which such Extension Date or the Conversion Date shall occur and on each January 1, April 1, July 1 or October 1 thereafter until such Borrowings shall have been paid in full (each such date being called a "Repayment Date").

          (b) Each prepayment of principal of Revolving Borrowings which shall have been outstanding on an Extension Date or the Conversion
Date pursuant to Section 2.12(a) shall be applied to reduce scheduled installments of principal due with respect to such Revolving Borrowings under this Section 2.11 after the date of such prepayment on a pro rata basis.


          (c)  To the extent not previously paid, all Revolving
Borrowings shall be due and payable on the Maturity Date. Each payment of Revolving Borrowings pursuant to this Section 2.11 shall be subject to
Section 2.15, but shall otherwise be without premium or penalty.

          (d) All Swingline Loans shall be due and payable on demand, and shall in any event become due on the Conversion Date.

          (e) Each payment pursuant to this Section 2.11 shall be accompanied by accrued interest on the principal amount paid to but exclud-ing the date of payment.

          SECTION 2.12. Prepayment. (a) The Borrower shall have the right at any time and from time to time to prepay any Revolving Borrowing, in whole or in part, upon at least three Business Days' prior written, telecopy or telephonic notice given by a Financial Officer to the Administrative Agent before 11:00 a.m., New York City time; provided, however, that each partial prepayment of a Borrowing shall be in an amount which is an integral multiple of $1,000,000 and which is not less than $2,000,000 (or, if less, the remaining amount outstanding of Revolving Loans or Swingline Loans, as applicable).

          (b) In the event of the termination by the Borrower of all the Commitments prior to the Conversion Date, the Borrower shall repay or prepay all outstanding Revolving Borrowings and Swingline Loans on the date of such termination. If, after giving effect to any partial reduction of the Commitments prior to the Conversion Date, the Aggregate Revolving Loan Exposure plus the Swingline Exposure would exceed the aggregate amount of the Commitments, the Borrower shall, on the date of such reduction, repay or prepay Revolving Borrowings or Swingline Loans in an amount sufficient to eliminate such excess.

          (c) Each notice of prepayment shall specify the prepayment date and the principal amount of each Revolving Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such Borrowing by the amount stated therein on the date stated therein. All prepayments under this Section 2.12 shall be subject to
Section 2.15 but otherwise without premium or penalty. All prepayments under this Section 2.12 shall be accompanied by accrued interest on the principal amount being prepaid to but excluding the date of payment. Unless otherwise specified in the applicable notice of prepayment, all prepayments under this Section 2.12 shall be applied to outstanding ABR Borrowings up to the full amount thereof and thereafter shall be applied to outstanding Eurodollar Borrowings.

          SECTION 2.13.  Reserve Requirements; Change in
Circumstances. (a) Notwithstanding any other provision herein, if after the date of this Agreement any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Lender of the principal of or interest on any Eurodollar Loan made by such Lender or any Fees or other amounts payable hereunder (other than changes in respect of taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or by any political subdivision or taxing authority therein), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such Lender or shall impose on such Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan, or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender in good faith to be material, then the Borrower will pay to such Lender upon demand such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

          (b) If any Lender shall have determined in good faith that the adoption after the date hereof of any law, rule, regulation, agreement or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender (or any lending office of such Lender) or any Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) made or promulgated after the date hereof by any such Governmental Authority, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of its obligations under this Agreement or the Loans made by such Lender pursuant hereto to a level below that which such Lender or such Lender's holding company could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender in good faith to be material, then from time to time the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered. It is acknowledged that this Agreement is being entered into by the Lenders on the understanding that the Lenders will not be required to maintain capital against the Commitments under currently applicable laws, regulations and regulatory guidelines.

          (c) If any Lender becomes entitled to claim any additional amounts pursuant to this Section 2.13, it shall promptly notify the Borrower, through the Administrative Agent, of the event by reason of which it has become so entitled; provided that if any Lender fails to give such notice within 90 days after it obtains such actual knowledge of such an event, such Lender shall, with respect to additional amounts payable pursuant to this
Section 2.13 in respect of such event, only be entitled to payment under this
Section 2.13 with respect to the period from and after 90 days prior to the date that such Lender does give such notice. A certificate of a Lender, delivered through the Administrative Agent, setting forth such amount or amounts as shall be necessary to compensate such Lender as specified in paragraph (a) or (b) above, as the case may be, and the method by which such amount or amounts shall have been determined, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay each Lender the amount shown as due on any such certificate delivered by it within 30 days after the receipt of the same.

          (d) The protection of this Section shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed.

          SECTION 2.14. Change in Legality. (a) Notwithstanding any other provision herein, if, after the date hereof, any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof or any judgment, order or directive of any competent court, tribunal or authority shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the Borrower and to the Administrative
Agent:

          (i) such Lender may declare that Eurodollar Loans will not thereafter be made by such Lender hereunder, whereupon any request for a Eurodollar Borrowing shall, as to such Lender only, be deemed a request for an ABR Loan unless such declaration shall be subsequently withdrawn; and

          (ii) such Lender may require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below.

In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal which would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

          (b) For purposes of this Section 2.14, a notice to the Borrower by any Lender shall be effective as to each Eurodollar Loan, if lawful, on the last day of the Interest Period currently applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.

          SECTION 2.15. Indemnity. The Borrower shall indemnify each Lender against any loss or expense which such Lender may sustain or incur (and which such Lender shall in good faith deem material) as a consequence of (a) any event, other than a default by such Lender in the performance of its obligations hereunder, which results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any Eurodollar Loan prior to the end of the Interest Period in effect therefor, (ii) the conversion of any Eurodollar Loan to an ABR Loan, or the conversion of the Interest Period with respect to any Eurodollar Loan, other than on the last day of the Interest Period in effect therefor, or (iii) any Eurodollar Loan to be made by such Lender (including any Eurodollar Loan to be made pursuant to a conversion or continuation under Section 2.10) not being made after notice of such Loan shall have been given by the Borrower hereunder (any of the events referred to in this clause (a) being called a "Breakage Event") or (b) any default in the making of any payment or prepayment required to be made hereunder with respect to any Eurodollar
Loan. In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (i) its cost of obtaining funds for the Eurodollar Loan that is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan over (ii) the amount of interest determined by such Lender to be likely to be realized by it in redeploying the funds released or not utilized by reason of such Breakage Event for such period. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this Section 2.15 shall be delivered to the Borrower and shall be conclusive absent manifest error.

          SECTION 2.16.  Pro Rata Treatment.  Except as required
under Section 2.14 or 2.20(b), each Borrowing (other than a Swingline Borrowing), each payment or prepayment of principal of any Borrowing (other than a Swingline Borrowing), each payment of interest on the Revolving Loans, each payment of the Commitment Fee and each reduction of the Commitments shall be allocated pro rata among the Lenders in accordance with their respective applicable Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Revolving Loans). Each Lender agrees that in computing such Lender's portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender's percentage of such Borrowing to the next higher or lower whole dollar amount.

          SECTION 2.17.  Sharing of Setoffs.  Each Lender agrees
that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower, or pursuant to a secured claim under
Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Revolving Loan or Loans as a result of which the unpaid principal portion of its Revolving Loans shall be proportionately less than the unpaid principal portion of the Revolving Loans of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Revolving Loans of such other Lender, so that the aggregate unpaid principal amount of the Revolving Loans and participations in Revolving
Loans held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Revolving Loans then outstanding as the principal amount of its Revolving Loans prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Loans outstanding prior to such exercise of banker's lien, setoff or counter-claim or other event; provided, however, that, if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.17 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in a Revolving Loan deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender by reason thereof as fully as if such Lender had made a Revolving Loan directly to the Borrower in the amount of such participation.

          SECTION 2.18.  Payments.  (a)  With the exception of
Swingline Loans, payments in respect of which shall be made directly to the Swingline Lender not later than 3:00 p.m. (New York City time) on the date when due, the Borrower shall make each payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder and under any other Loan Document not later than 11:00 a.m., local time at the place of payment, on the date when due in immediately available funds; provided, that any such payment may be made not later than 3:00 p.m. if the Borrower shall have given irrevocable notice to the Administrative Agent not later than 11:00 a.m. that such payment will be made on such date. Each such payment shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York. Each such payment not received by the time due shall be deemed received on the next Business Day. Each such payment shall be made in dollars.

          (b) Whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

          SECTION 2.19. Taxes. (a) Any and all payments by or an account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) The Borrower shall indemnify the Administrative Agent and each Lender within 10 days after written demand therefor, for the full amount of any Taxes or Other Taxes (including Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent or such Lender, as the case may be, and any liability (including penalties, interest and reasonable expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

          (d) As soon as practicable after any payment of Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the tax return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

          (e) If any Lender shall become eligible for a refund in respect of any Taxes or Other Taxes in respect of which the Borrower shall have made a payment to such Lender under this Section 2.19, then, upon the request of the Borrower, and at the Borrower's expense, such Lender shall apply for such refund and, upon receipt thereof, will return to the Borrower the amount so paid by it to the extent of such refund.

          (f) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, properly completed and executed forms prescribed by applicable law (together with such other documentation or certification as the Borrower may reasonably request) that will permit the Borrower to make such payments without withholding or at a reduced rate.

          SECTION 2.20.  Duty to Mitigate; Assignment of
Commitments Under Certain Circumstances. (a) Any Lender claiming any additional amounts payable pursuant to Section 2.13 or Section 2.19 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Borrower or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such additional amounts which may thereafter accrue or avoid the circumstances giving rise to such exercise and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender.

          (b) In the event that any Lender shall have delivered a notice or certificate pursuant to Section 2.13 or 2.14, or the Borrower shall be required to make additional payments to any Lender under Section 2.19, the Borrower shall have the right, at its own expense, upon notice to such Lender and the Administrative Agent, to require such Lender to transfer and assign without recourse (in accordance with and subject to the restrictions and payments provided for in Section 10.06) all interests, rights and obligations contained hereunder to another financial institution approved by the Administrative Agent (which approval shall not be unreasonably withheld) which shall assume such obligations; provided that (i) no such assignment shall conflict with any law, rule or regulation or order of any Governmental Authority and (ii) the assignee or the Borrower, as the case may be, shall pay to the affected Lender in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Loans made by it hereunder and all other amounts accrued for its account or owed to it hereunder (including the additional amounts asserted and payable pursuant to Section 2.13, 2.14 or 2.19, if any).

          SECTION 2.21.  Extension of Conversion Date.  (a)  The
Borrower may, on one or more occasions, by notice to the Administrative Agent (which shall promptly deliver a copy to each of the Lenders) not fewer than 45 days and not more than 60 days prior to the Existing Conversion
Date (as defined below) request that the Lenders extend the Conversion Date for an additional 364 days from the Conversion Date then in effect hereunder prior to such extension (the "Existing Conversion Date"). Each Lender, acting in its sole discretion, shall, by notice to the Borrower and the Administrative Agent given not fewer than 20 days prior to the Existing Conversion Date, advise the Borrower whether or not such Lender agrees to such extension and any Lender that does not advise the Borrower on or before the 20th day prior to the Existing Conversion Date shall be deemed to be a Non-extending Lender. The election of any Lender to agree to such extension shall not obligate any other Lender to agree.

          (b) The Borrower shall have the right on or before the Existing Conversion Date, at its own expense, to require any Lender which shall have advised or been deemed to advise the Borrower that it will not agree to an extension of the Conversion Date (each a "Non-Extending
Lender") to transfer without recourse (in accordance with and subject to the restrictions contained in Section 10.06) all its interests, rights and obligations under this Agreement to one or more other banks or other financial institutions (any such bank or other financial institution being called a "Substitute Lender"), which may include any Lender, provided that (i) such Substitute Lender, if not already a Lender hereunder, shall be subject to the approval of the Administrative Agent (not to be unreasonably withheld) and shall execute all such documentation as the Administrative Agent shall specify to evidence its status as a Lender hereunder and (ii) such assignment shall become effective as of the Existing Conversion Date.

          (c) If (and only if) Lenders (including Substitute Lenders) holding Commitments that represent at least a majority of the aggregate amount of remaining Commitments on the date immediately preceding the Existing Conversion Date (excluding for purposes of such computation any Commitments that will terminate pursuant to the second sentence of
Section 2.09(a)) shall have agreed to extend the Existing Conversion Date (the "Continuing Lenders"), then (i) the Conversion Date shall be extended to the date 364 days after the Existing Conversion Date (provided, that if such date is not a Business Day, then the Conversion Date as so extended shall be the next preceding Business Day), and (ii) the Commitment of each Non-Extending Lender (after giving effect to each transfer and assignment pursuant to paragraph (b) above) shall terminate on the Existing Conversion Date.

          Notwithstanding the foregoing, no extension of the Conversion Date shall be effective with respect to any Lender unless, on and as of the Existing Conversion Date, the conditions set forth in paragraphs (b) and (c) of Section 4.01 shall be satisfied (with all references in such paragraphs to a Borrowing being deemed to be references to such extension) and the Administrative Agent shall have received a certificate to that effect, dated the Existing Conversion Date and executed by a Responsible Officer of the Borrower. No fee will be payable in connection with any extension pursuant to this Section 2.21.

          SECTION 2.22.  Swingline Loans.  (a)  On the terms and
subject to the conditions and relying upon the representations and warranties herein set forth, the Swingline Lender agrees, at any time and from time to time from and including the Effective Date to but excluding the earlier of
(x) the Conversion Date and (y) the termination of the Commitments in accordance with the terms hereof, to make Swingline Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed the lesser of (i) of $10,000,000 minus the aggregate amount of the swingline loans outstanding under the Facility B Credit Agreement at such time and
(ii) the excess of the aggregate amount of the Commitments over the Aggregate Revolving Loan Exposure at such time. Each Swingline Loan shall be in a principal amount that is an integral multiple of $500,000 and in a minimum principal amount of $500,000. Within the limits set forth in the first sentence of this paragraph, the Borrower may borrow, pay or prepay and reborrow Swingline Loans on or after the Effective Date and prior to the Conversion Date on the terms and subject to the conditions and limitations set forth herein.

          (b) In order to request a Swingline Loan, the Borrower, acting through a Financial Officer, shall notify the Administrative Agent of such request by telephone, not later than 12:00 noon, New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower. The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit or wire transfer to domestic account of the Borrower designated by the Chief Financial Officer of the Borrower by notice to the Administrative Agent by 3:00 p.m., New York City time, on the requested date of such Swingline Loan.

          (c) The Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day require the Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Lender, specifying in such notice such Lender's Applicable Percentage of such Swingline Loan or Loans. In furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender's Applicable Percentage of such Swingline Loan or Loans. Each
Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.02 with respect to Loans made by such Lender (and Section 2.02 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.


ARTICLE III

                        Representations and Warranties

          The Borrower represents and warrants to each of the Lenders that:

          SECTION 3.01.  Organization; Powers.  The Borrower and
each Subsidiary (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not result in a Material Adverse Effect and (d) has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated hereby or thereby to which it is or will be a party and, in the case of the Borrower, to borrow hereunder. The Borrower and each Subsidiary possesses all licenses, permits, franchises, patents, copyrights, trademarks, trade names, consents and approvals required to own its property and assets and to carry on its business as now conducted, except where the failure to obtain any of the foregoing could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.02.  Authorization.  The execution, delivery
and performance of each Loan Document, the borrowings hereunder, the creation of the Liens provided for in the Pledge Agreement and the other transactions contemplated hereby (collectively, the "Transactions") (a) have been duly authorized by all requisite corporate, partnership and, if required, stockholder or partner action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or the constitutive documents or by-laws of the Borrower or any Subsidiary, (B) any order of any Governmental
Authority or (C) any provision of any indenture, agreement or other instrument to which the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or
(iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any Subsidiary, except for any such violations, conflicts, breaches, defaults or Liens which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.03. Enforceability. This Agreement has been duly executed and delivered by the Borrower and each Guarantor and consti-tutes, and each other Loan Document when executed and delivered by the Borrower and each Guarantor will constitute, a legal, valid and binding obligation of the Borrower and each Guarantor, as the case may be, enforce-able against the Borrower and each Guarantor, as the case may be, in accordance with its terms.

          SECTION 3.04.  Governmental Approvals.  No action,
consent or approval of, registration or filing with or other action by any Governmental Authority is or will be required in connection with the Transactions, other than any which have been made or obtained and are in full force and effect.

          SECTION 3.05.  Financial Condition.  The consolidated
balance sheet of the Borrower as at December 31, 1995, and the related statements of income and retained earnings and changes in financial condition for the fiscal year ended on such date, reported on by Arthur Andersen, LLP are complete and correct in all material respects and present fairly the financial condition of the Borrower and its consolidated Subsidiaries as at such date and the results of the operations and changes in financial condition of the Borrower and its consolidated Subsidiaries for the fiscal year then ended. The unaudited consolidated balance sheet of the Borrower and its consolidated subsidiaries as at March 31, 1996 and the related unaudited statements of income and retained earnings and changes in financial condition for the three-month period ended on such date are complete and correct in all material respects and present fairly the financial condition of the Borrower and its consolidated Subsidiaries as at such date and the results of their operations and changes in financial condition for the three-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related notes thereto, have been prepared in accordance with GAAP applied consistently throughout all relevant periods.

          SECTION 3.06.  No Material Adverse Change.  There has
been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and the Subsidiaries, taken as a whole, since December 31, 1995.

          SECTION 3.07.  Title to Properties; Possession Under
Leases. (a) The Borrower and each Subsidiary has good title to, or valid leasehold interests in, all its material properties and assets, except for such assets and properties as are no longer being used or useful in the conduct of its businesses or have been disposed of in the ordinary course of business and except for defects in title and exceptions to leasehold interests that either alone or in the aggregate could not reasonably be expected to result in a Material Adverse Effect. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by Section 6.02.

          (b) The Borrower and each of the Subsidiaries has complied with all material obligations under all material leases to which it is a party and all such leases are in full force and effect, except where such noncompliance or failure to be in full force and effect, alone or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Each of the Borrower and the Subsidiaries enjoys peaceful and undisturbed possession under all such material leases, except where the lack thereof, alone or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.08. Subsidiaries. Schedule 3.08 sets forth as of the Effective Date a list of all the Subsidiaries and the percentage ownership interest of the Borrower in each of them. As of the Effective
Date, all the issued and outstanding shares of capital stock or the partnership interests, as the case may be, of each of the Subsidiaries have been validly issued and are fully paid and nonassessable and are owned directly or indirectly by the Borrower free and clear of all Liens whatsoever, and there are no options, warrants, calls, conversion or exchange rights, commitments or agreements of any character obligating any of the Subsidiaries to issue, deliver or sell additional shares of their respective capital stock of any class or any securities convertible into or exchangeable for any such capital stock or any additional partnership interests.

          SECTION 3.09.  Litigation; Compliance with Laws.
(a) There are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any Subsidiary or any business, property or rights of any such person (i) which involve any Loan Document or (ii) as to which there is a reasonable possibility of an adverse determination and which, if adversely determined, could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

          (b) Neither the Borrower nor any of the Subsidiaries is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.10. Agreements. (a) Neither the Borrower nor any of the Subsidiaries is a party to any agreement or instrument or subject to any restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect.

          (b) Neither the Borrower nor any of the Subsidiaries is in default in any manner under any provision of any indenture or other agree-ment or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.11.  Federal Reserve Regulations.   (a)  Neither
the Borrower nor any of the Subsidiaries is engaged, directly or indirectly, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

          (b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately for any purpose which entails a violation of, or which is inconsis-tent with, the provisions of the Regulations of the Board, including Regulation G, U or X.

          (c) Not more than 25% of the assets subject to the restrictions of Section 6.02 or Section 6.05 will at any time consist of Margin Stock unless the Borrower shall have so advised the Administrative Agent and shall have delivered to the Administrative Agent executed statements on Form U-1 of the Board demonstrating compliance with Regulation U, Regulation G and Regulation X, or otherwise established to the satisfaction of the Administrative Agent and its counsel that the Borrowings hereunder will not entail a violation of Regulation U, Regulation G or Regulation X.

          SECTION 3.12.  Investment Company Act; Public Utility
Holding Company Act. Neither the Borrower nor any Subsidiary is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under the Public Utility Holding Company Act of 1935.

          SECTION 3.13.  Use of Proceeds.  The Borrower will use
the proceeds of the Loans solely for the purposes specified in the preamble to this Agreement.

          SECTION 3.14.  Tax Returns.  The Borrower and each
Subsidiary has filed or caused to be filed all Federal, state, local and foreign income and other material tax returns or materials required to have been filed by it and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than taxes that are being contested in good faith by appropriate proceedings and with respect to which the Borrower or such Subsidiary, to the extent required by GAAP, has set aside on its books adequate reserves.

          SECTION 3.15.  Employee Benefit Plans.  Each of the
Borrower and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in a Material Adverse Effect. The present value of all benefit liabilities under each Plan (based on those assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the last annual valuation date applicable thereto, exceed by more than $6,000,000 the fair market value of the assets of such Plan, and the present value of all benefit liabilities of all underfunded Plans (based on those assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the last annual valuation dates applicable thereto, exceed by more than $6,000,000 the fair market value of the assets of all such underfunded Plans.

          SECTION 3.16.  No Material Misstatements.  (a) No
information, report, financial statement, exhibit or schedule (other than the financial projections referred to in paragraph (b) below) furnished by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto (including the Confidential Information
Memorandum (the "Information Memorandum") dated May 1996 relating to the Borrower) taken together contained or contains any material misstatement of fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were or are made, not materially misleading.

          (b) All financial projections that are or have been made available to the Administrative Agent or any Lender by the Borrower, including those contained in the Information Memorandum, have been or will be prepared in good faith based upon assumptions believed by management of the Borrower to be reasonable.

          SECTION 3.17.  Environmental and Safety Matters.  Each
of the Borrower and each Subsidiary has complied in all respects with all Federal, state, local and other statutes, ordinances, orders, judgments, rulings and regulations relating to the environment or to employee health and safety (including those related to the retention and maintenance of all required environmental, health and safety permits or authorizations) ("Environmental and Safety Laws") except for violations that either alone or in the aggregate could not reasonably be expected to result in a Material Adverse Effect.
Neither the Borrower nor any Subsidiary has received notice of any failure so to comply which alone or together with any other such failure could reasonably be expected to result in a Material Adverse Effect. Neither the Borrower nor any Subsidiary manages or handles any hazardous wastes, hazardous substances, hazardous materials, toxic substances or toxic pollutants referred to in or regulated by Environmental and Safety Laws in violation of such laws or of any other applicable law where such violation could reasonably be expected to result, individually or together with other violations, in a Material Adverse Effect. To the best knowledge of the Borrower, neither the Borrower nor any Subsidiary has any liabilities or contingent liabilities relating to environmental or employee health and safety matters (including on-site or off-site contamination) which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.18.  Security Documents.  The Pledge
Agreement is effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and, when the certificates representing the Pledged Securities (as defined in the Pledge Agreement) are delivered to the Administrative Agent, the Pledge Agreement will constitute a fully perfected first priority Lien on and security interest in all right, title and interest of the pledgors thereunder in the Collateral, in each case prior and superior in right to any other person.


ARTICLE IV

                        Conditions of Lending

          The obligations of the Lenders to make Loans hereunder are subject to the satisfaction on the date of each Borrowing of the following conditions:

          (a) The Administrative Agent shall have received a notice of such Borrowing as required by Section 2.03 or Section 2.22(b), as applicable.

          (b)  The representations and warranties set forth in
     Article III hereof shall be true and correct in all material respects on and as of the date of such Borrowing with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

          (c) At the time of and immediately after such Borrowing no Event of Default or Default shall have occurred and be continuing.

          (d) In the event any proceeds of such Borrowing are to be used directly or indirectly, whether immediately, incidentally or ultimately, to purchase or carry Margin Stock or to repay or refinance Indebtedness originally incurred for such purpose, the Borrower shall have so notified the Administrative Agent and shall have delivered to the Administrative Agent executed statements on Form U-1 of the Board demonstrating compliance with Regulation U, Regulation G and Regulation X or otherwise established to the satisfaction of the Administrative Agent and its counsel that such Borrowing will not entail a violation of Regulation U, Regulation G or Regulation X.

Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date of such Borrowing as to the matters specified in paragraphs (b) and (c) above and to the effect that, unless the condition set forth in paragraph (d) above shall have been satisfied, no proceeds of such Borrowing will be used directly or indirectly, whether immediately, incidentally or ultimately, to purchase or carry Margin Stock or to repay or refinance Indebtedness originally incurred for such purpose.


ARTICLE V

                        Affirmative Covenants

          The Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full, unless the Required Lenders shall otherwise consent in writing, the Borrower will, and will cause each of the Subsidiaries to:

          SECTION 5.01.  Existence; Businesses and Properties.
(a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect the legal existence of the Borrower and each Significant Subsidiary, except as otherwise permitted by Section 6.05.

          (b) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently operated; and at all times maintain and preserve all property material to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needed and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

          SECTION 5.02. Insurance. Keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with similarly situated companies in the same or similar businesses, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; and maintain such other insurance as may be required by law; provided, however, that nothing in this Section 5.02 shall preclude the Borrower or any Subsidiary from being self-insured to the extent customary with similarly situated companies in the same or similar businesses.

          SECTION 5.03.  Taxes.  Pay and discharge promptly when
due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, would (with or without action by any other person) give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and adequate reserves in respect thereof shall be maintained in accordance with GAAP.

          SECTION 5.04. Financial Statements, Reports, etc. Furnish to the Administrative Agent and each Lender:

          (a) within 90 days after the end of each fiscal year of the Borrower, the consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of income and retained earnings and statements of cash flow of the Borrower and its consolidated Subsidiaries for such year, all complete and correct in all material respects and prepared in accordance with GAAP applied consistently throughout the periods involved, and reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Arthur Andersen LLP or other independent certified public accountants of nationally recognized standing;

          (b) not later than 60 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of each such quarter and the related unaudited consolidated statements of income and retained earnings and statements of cash flow of the Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through such quarter, certified by a Responsible Officer as being, in his or her opinion, complete and correct in all material respects and prepared in accordance with GAAP applied consistently throughout the periods involved (subject to normal year-end audit adjustments);

          (c) concurrently with the delivery of the financial statements referred to in clauses (a) and (b) above, a certificate of a Financial Officer of the Borrower (i) stating that, to the best of such officer's knowledge, the Borrower during such period has performed each covenant and condition contained in the Loan Documents and that such officer has obtained no knowledge of any Default or Event of Default hereunder, except as specifically indicated and (ii) showing in detail the calculations supporting such statement in respect of Sections 6.08, 6.09 and 6.10;

          (d) within five days after the same are sent, copies of all proxy statements and reports which the Borrower sends to its stockholders, and within five days after the same are filed, copies of all reports which the Borrower shall file with the Securities and Exchange Commission or any successor on Form 10-K, Form 10-Q,
     Form 8-K or any successor form; and

          (e) promptly, such additional financial and other information as the Administrative Agent or any Lender may from time to time reasonably request.

          SECTION 5.05.  Litigation and Other Notices.  Promptly
notify the Administrative Agent and each Lender in writing of the following:

          (a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

          (b) the filing or commencement of, or any written threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or before any Governmental Authority, where there exists a reasonable likelihood of an adverse determination and an adverse determination could reasonably be expected to result in a Material Adverse Effect; and

          (c) any other development that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

          SECTION 5.06.  Employee Benefits.  (a)  Comply in all
material respects with the applicable provisions of ERISA and the Code and
(b) furnish to the Administrative Agent as soon as possible after, and in any event within 10 days after any Responsible Officer of the Borrower or any ERISA Affiliate knows or has reason to know that, any ERISA Event has occurred that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower in an aggregate amount exceeding $10,000,000, a statement of a Financial Officer setting forth details as to such ERISA Event and the action, if any, that the Borrower proposes to take with respect thereto.

          SECTION 5.07.  Books and Records; Inspection Rights.
Keep, and cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities and (b) permit, and cause each Subsidiary to permit, any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its principal officers and independent accountants, all at such reasonable times and as often as reasonably requested.

          SECTION 5.08.  Compliance with Laws.  Comply with all
applicable laws, rules and regulations, and all orders of any Governmental Authority, applicable to it or any of its property, business, operations or transactions (including ERISA and all Environmental and Safety Laws), except where the failure so to comply could not reasonably be expected to result in a Material Adverse Effect, and provide prompt written notice to the Lenders following the receipt of any notice of any violation of any such laws, rules, regulations or orders from any Governmental Authority charged with enforcing the same where such violation could reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.09. Use of Proceeds. Use the proceeds of the Loans solely for the purposes set forth in the preamble to this Agreement.

          SECTION 5.10. Further Assurances. (a) Execute any and all further documents, financing statements, agreements and instruments, and take all further action, that may be required under applicable law, or that the Required Lenders or the Administrative Agent may reasonably request, in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Pledge Agreement.

          (b) Promptly after the acquisition or formation of any Subsidiary that is a Designated Subsidiary, and promptly after any existing Subsidiary becomes a Designated Subsidiary, (i) execute and cause such Designated Subsidiary to execute, and deliver to the Administrative Agent, an Additional Guarantor Agreement under which such Designated Subsidiary shall become and assume the obligations of a Guarantor hereunder, and (ii) promptly cause all Capital Stock directly or indirectly owned by it in such Designated Subsidiary to be subjected to the Lien of the Pledge Agreement, and promptly deliver to the Administrative Agent any and all certificates or other instruments evidencing such Capital Stock, together with undated stock powers or other instruments of transfer executed in blank, and take all such other actions as may be required or as the Required Lenders or the Administrative Agent may reasonably request to perfect and ensure the first priority of such Lien.


ARTICLE VI

                        Negative Covenants

          The Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable hereunder have been paid in full, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, and will not cause or permit any of the Subsidiaries to:

          SECTION 6.01.  Indebtedness.  Incur, create, assume or
permit to exist any Indebtedness, except:

          (a) Indebtedness for borrowed money existing on the Effective Date or incurred after such date in an aggregate principal amount for all such Indebtedness not in excess of $10,000,000;

          (b) Indebtedness created hereunder and under the other Loan
     Documents;

          (c) Indebtedness of the Borrower or any Subsidiary to any Subsidiary or the Borrower, as the case may be;

          (d) Indebtedness of companies acquired in Permitted
     Business Acquisitions, in an aggregate principal amount for all such Indebtedness not in excess of $15,000,000;

          (e) Indebtedness of Schwitzer (Europe) Limited, Schwitzer (Europe) Holdings Limited or Lacom Schwitzer Equipamentos, Ltda. in an aggregate principal amount for all such Indebtedness not in excess of $8,000,000;

          (f) Indebtedness of Schwitzer Pension Trustee Limited arising in the ordinary course of business to meet its pension obligations;

          (g) Indebtedness of the nature described in clause (h) of the definition of Indebtedness in an aggregate principal amount for all such Indebtedness not in excess of $5,000,000 without duplication;

          (h) Indebtedness of the nature described in clause (j) of the definition of Indebtedness (other than the Chase Letters of Credit) in an aggregate principal amount for all such Indebtedness not in excess of $10,000,000 without duplication;

          (i) Indebtedness in respect of the Chase Letters of Credit;
     and

          (j) Indebtedness of the nature described in clause (i) of the definition of Indebtedness, but only to the extent that such Indebtedness is not created for speculative purposes.

          SECTION 6.02. Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any person, including any Subsidiary) now owned or hereafter acquired by it or any income or revenues or rights in respect of any thereof, or sell or transfer any account receivable or other income or revenues or any right in respect thereof, except:

          (a) Liens on property or assets of the Borrower and the Subsidiaries existing on the date hereof or incurred after such date and securing obligations in an aggregate principal amount not in excess of $10,000,000;

          (b) Liens incurred and pledges and deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance, old-age pensions, retiree health benefits and other social security benefits and deposits securing liability to insurance carriers under insurance or self-insurance arrangements in respect of such obligations;

          (c) Liens securing the performance of bids, tenders, leases, contracts (other than for the repayment of borrowed money), statutory obligations, surety, customs and appeal bonds and other obligations of a like nature, incurred as an incident to and in the ordinary course of business;

          (d) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and vendors' liens, incurred in the ordinary course of business and securing obligations which are not yet due or which are being contested in good faith by appropriate proceedings as to which the Borrower or a Subsidiary, as the case may be, shall, to the extent required by GAAP, have set aside on its books ade-quate reserves;

          (e) Liens securing the payment of taxes, assessments and governmental charges or levies, either (i) not delinquent or (ii) being contested in good faith by appropriate legal or administrative proceedings and as to which the Borrower or a Subsidiary, as the case may be, shall, to the extent required by GAAP, have set aside on its books adequate reserves;

          (f) zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, restrictions on the use of property or irregularities of title (and with respect to leasehold interests, mortgages, obligations, liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under a landlord or owner of the leased property, with or without consent of the lessee) which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business;

          (g) Liens on the property or assets of any Subsidiary in favor of the Borrower or any other wholly owned Domestic
     Subsidiary;

          (h) Liens in an aggregate amount not in excess of $10,000,000 arising by law to secure any judgment that has not resulted in an Event of Default and that is being contested in good faith by appropriate proceedings;

          (i) leases or subleases of equipment to customers that do not materially interfere with the conduct of the business of the Borrower and its Subsidiaries taken as a whole; and

          (j) Liens consisting of interests of lessors under capital leases permitted by Section 6.01;

          (k) purchase money security interests in real property or equipment securing obligations in an aggregate principal amount not in excess of $5,000,000 without duplication;

          (l) Liens on the assets or Capital Stock of companies acquired after the date hereof in Permitted Business Acquisitions securing Indebtedness described in Section 6.01(d);

          (m) Liens created by any Loan Document;

          (n) Liens on the assets of Schwitzer (Europe) Limited or Schwitzer (Europe) Holdings Limited located in the United Kingdom or on the assets of Lacom Schwitzer Equipamentos, Ltda. located in Brazil which secure Indebtedness of such person or persons in an aggregate principal amount not in excess of $8,000,000;

          (o) restrictions on the transfer of assets imposed by any federal, state or local statute, regulation or ordinance applicable to the Borrower and its Subsidiaries; and

          (p) extensions, renewals and replacements of Liens referred to in paragraphs (a) through (p) of this Section 6.02; provided that any such extension, renewal or replacement Lien shall be limited to the property or assets (or improvements thereon) covered by the Lien extended, renewed or replaced and that the obligations secured by any such extension, renewal or replacement Lien shall be in an amount not greater than the amount of the obligations secured by the Lien extended, renewed or replaced (and any such extension, renewal or replacement Lien shall continue to utilize any applicable basket set forth above).

          SECTION 6.03. Sale and Lease-Back Transactions. Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred; provided, that the Borrower and its subsidiaries may enter into such transactions to the extent the aggregate sale or transfer price of the property sold or transferred therein does not exceed $5,000,000.

          SECTION 6.04.  Investments, Loans and Advances.
Purchase, hold or acquire any capital stock, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or acquire any other interest whatsoever in, any other person, except:

          (a) investments in Subsidiaries;

          (b) loans and advances permitted under Section 6.01(c);

          (c) Permitted Investments;

          (d) loans and advances to employees of the Borrower or the Subsidiaries not to exceed $1,000,000 in the aggregate at any time outstanding;

          (e)(i) accounts receivable arising and trade credit granted in the ordinary course of business and investments received in connection with the exercise of customary creditors' rights upon default or to the extent reasonably necessary in order to prevent or limit loss and (ii) prepayments and other credits to suppliers made in the ordinary course of business consistent with the past practices of the Borrower;

          (f) investments resulting from pledges and deposits referred to in Section 6.02(b) or (c);

          (g) investments constituting Permitted Business
     Acquisitions; and

          (h) investments (other than investments described in clauses
     (a) through (g) above) to the extent the aggregate amount thereof made in any fiscal year does not exceed $15,000,000.

          SECTION 6.05. Mergers, Consolidations, Sales of Assets and Acquisitions. Merge into or consolidate with any other person, or permit any other person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of the consolidated assets of the Borrower (whether now owned or hereafter acquired), or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of, or any division or line of business of, any other person, except that this Section 6.05 shall not prohibit:

          (a) the purchase or sale of inventory in the ordinary course of business by the Borrower or any Subsidiary or the acquisition of facilities, equipment or other assets in the ordinary course of business;

          (b) if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing, the merger, consolidation or restructuring of any Subsidiary into the Borrower in a transaction in which the Borrower is the surviving person, or the merger or consolidation of any Subsidiary with any other Subsidiary, in each case in a transaction in which no person other than the Borrower or a Subsidiary receives any consideration; provided, that if any Designated Subsidiary shall be merged with another Subsidiary, the resulting corporation must be a Designated Subsidiary, unless the resulting corporation does not meet the requirements of the definition of Significant Subsidiary.

          (c) the merger or consolidation of the Borrower with or into any other corporation if at the time thereof and immediately after giving effect thereto (i) no Event of Default or Default shall have occurred and be continuing, (ii) a majority of the Board of Directors of the surviving or resulting corporation shall consist of individuals that were members of the Board of Directors of the Borrower immediately prior to such merger or consolidation; and
     (iii) the surviving or resulting corporation (if not the Borrower) shall be a U.S. corporation and shall expressly assume by a written agreement in form and substance satisfactory to the Administrative
     Agent (and its counsel) and the Required Lenders all obligations of the Borrower hereunder; and

          (d) Permitted Business Acquisitions and other investments permitted by Section 6.04.

          SECTION 6.06.  Restrictions on Ability of Subsidiaries to
Pay Dividends. Permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay any dividends or make any other distributions on its capital stock or any other interest or
(b) make or repay any loans or advances to the Borrower or the parent of such Subsidiary.

          SECTION 6.07.  Transactions with Affiliates.  Sell or
transfer any assets to, or purchase or acquire any assets from, or otherwise engage in any material transaction with, any Affiliate except upon fair and reasonable terms no less favorable to the Borrower or any Subsidiary than those that would prevail in an arm's-length transaction with a person which was not an Affiliate, provided that this Section 6.07 shall not apply to transactions between the Borrower and any Subsidiary of which more than 90% of the equity interests are at the time owned, directly or indirectly, by the Borrower.

          SECTION 6.08. Interest Coverage Ratio. Permit the ratio of (i) Consolidated EBITDA minus Consolidated Capital Expenditures to
(ii) Consolidated Interest Expense for any period of four fiscal quarters to be less than 2.25 to 1.00.

          SECTION 6.09.  Leverage Ratio.  Permit the Leverage
Ratio as of the end of any fiscal quarter to be greater than 3.75 to 1.00; provided, that the Leverage Ratio may be greater than 3.75 to 1.00 (but shall in no event exceed 4.00 to 1.00) at any time when the Borrower and its Designated Subsidiaries shall have created in favor of the Administrative Agent, for the benefit of the Lenders, pursuant to one or more security agreements reasonably satisfactory to the Administrative Agent, perfected first priority security interests securing the Obligations (and on a pari passu basis the Obligations under and as defined in the Facility B Credit Agreement) in all the accounts receivable and inventory of the Borrower and such Designated Subsidiaries, and shall have executed and filed all such financing statements and taken all such other actions as shall have been reasonably requested by the Administrative Agent to ensure the perfection and first priority of such security interests.

          SECTION 6.10.  Consolidated Net Worth.  Permit
Consolidated Net Worth at any date to be less than the sum of
(i) $65,000,000, (ii) 85% of the amount by which Consolidated Net Worth shall have been increased by any acquisition accounted for by the pooling of interests method (after deducting merger and related expenses) and (iii) one-half of Consolidated Net Income (to the extent positive) for each fiscal year ended on or prior to such date, beginning with fiscal year 1996.


ARTICLE VII

                        Events of Default

          In case of the happening of any of the following events
("Events of Default"):

          (a) any representation or warranty made or deemed made in or in connection with any Loan Document or the borrowings hereunder, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

          (b) default shall be made in the payment of any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

          (c) default shall be made in the payment of any interest on any Loan or any Fee or any other amount (other than an amount referred to in (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of 3 Business Days;

          (d) default shall be made in the due observance or performance by the Borrower or any Subsidiary of any covenant, condition or agreement contained in Section 5.01(a), 5.05, 5.09 or 5.10(b) or in Article VI;

          (e) default shall be made in the due observance or performance by the Borrower or any Subsidiary of any covenant, condition or agreement contained in any Loan Document (other than those specified in (b), (c) or (d) above) and such default shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent or any Lender to the Borrower;

          (f) the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

          (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

          (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Borrower or any Significant Subsidiary, or of a substantial part of the property or assets of the Borrower or a Significant Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Significant Subsidiary or for a substantial part of the property or assets of the Borrower or a Significant Subsidiary or (iii) the winding-up or liquidation of the Borrower or any Significant Subsidiary; and the Borrower or any Significant Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein or such proceeding or petition shall continue undismissed for 60 days or an order, judgment or decree approving or ordering any of the foregoing shall be entered;

          (i) the Borrower or any Significant Subsidiary shall
     (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in (h) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of the property or assets of the Borrower or any Significant Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

          (j) one or more judgments for the payment of money in an aggregate amount in excess of $10,000,000 shall be rendered against the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Borrower or any Subsidiary to enforce any such judgment;

          (k) an ERISA Event shall have occurred that, when taken together with all other such ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its ERISA Affiliates in an aggregate amount exceeding $10,000,000;

          (l) there shall have occurred a Change in Control;

          (m) any security interest purported to be created by the Pledge Agreement shall for any reason be held by a court of competent jurisdiction not to be, or shall be asserted by the Borrower not to be, a valid, first priority perfected security interest in accordance with the terms of the Pledge Agreement; or

          (n) any guarantee hereunder or under any Additional
     Guarantor Agreement shall for any reason be held by a court of competent jurisdiction not to be, or shall be asserted by the Borrower or any Guarantor not to be valid in accordance with the terms thereof.

then, and in every such event (other than an event with respect to the Borrower described in paragraph (h) or (i) above), and at any time thereafter during the continuance of such event, the Administrative Agent, at the request of the Required Lenders, shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to the Borrower described in paragraph (h) or (i) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.


ARTICLE VIII

                        The Administrative Agent

          In order to expedite the transactions contemplated by this Agreement, The Chase Manhattan Bank, N.A. is hereby appointed to act as Administrative Agent on behalf of the Lenders. Each of the Lenders, and each assignee of any such Lender, hereby irrevocably authorizes the Administrative Agent to take such actions on behalf of such Lender or assignee and to exercise such powers as are specifically delegated to the Administrative Agent by the terms and provisions hereof and of the other
Loan Documents, together with such actions and powers as are reasonably incidental thereto. The Administrative Agent is hereby expressly authorized by the Lenders, without hereby limiting any implied authority, (a) to receive on behalf of the Lenders all payments of principal of and interest on the Loans and all other amounts due to the Lenders hereunder, and promptly to distribute to each Lender its proper share of each payment so received; (b) to give notice on behalf of each of the Lenders to the Borrower of any Event of Default specified in this Agreement of which the Administrative Agent has actual knowledge acquired in connection with its agency hereunder; and (c) to distribute to each Lender copies of all notices, financial statements and other materials delivered by the Borrower pursuant to this Agreement as received by the Administrative Agent.

          Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its or his own gross negligence or wilful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by the Borrower of any of the terms, conditions, covenants or agreements contained in any Loan Document. The Administrative Agent shall not be responsible to the Lenders for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement or any other Loan Documents or other instruments or agreements. The Administrative Agent shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders, or all Lenders where unanimity is expressly required by the applicable provision of this Agreement, and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Lenders. The Administrative Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument, document or oral communication believed by it in good faith to be genuine and correct and to have been signed, sent or given by the proper person or persons, and the Administrative Agent shall have no liability to the Borrower or any Lender for, and the Borrower will indemnify the Administrative Agent and each Lender against, any loss or damage that may result from such reliance to the extent that such losses or damages of the Administrative Agent or any Lender have not resulted from their gross negligence or wilful misconduct. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall have any responsibility to the Borrower on account of the failure of or delay in performance or breach by any Lender of any of its obligations hereunder or to any Lender on account of the failure of or delay in performance or breach by any other Lender or the Borrower of any of their respective obligations hereunder or under any other Loan Document or in connection herewith or therewith. The Administrative Agent may execute any and all duties hereunder by or through agents or employees and shall be entitled to rely upon the advice of legal counsel selected by it with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

          The Lenders hereby acknowledge that the Administrative
Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders.

          Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor (which shall be a Lender) with the consent of the Borrower (which consent shall not be unreasonably withheld). If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank having a combined capital and surplus of at least $500,000,000 or an Affiliate of any such bank. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 10.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

          With respect to the Loans made by it hereunder, the Administrative Agent in its individual capacity and not as Administrative Agent shall have the same rights and powers as any other Lender and may exercise the same as though it were not the Administrative Agent, and the Administrative Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent.

          Each Lender agrees (i) to reimburse the Administrative
Agent, on demand, in the amount of its pro rata share (based on its Commit-ment hereunder) of any expenses incurred for the benefit of the Lenders by the Administrative Agent, including counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, which shall not have been reimbursed by the Borrower and (ii) to indemnify and hold harmless the Administrative Agent and any of its directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as the Administrative Agent or any of them in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by it or any of them under this Agreement or any other Loan Document, to the extent the same shall not have been reim-bursed by the Borrower; provided that no Lender shall be liable to the Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of the Administrative Agent or any of its directors, officers, employees or agents.

          Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

          Notwithstanding anything herein to the contrary, no Lender identified herein as Co-Agent shall have any separate duties, responsibilities, obligations or authority as Co-Agent hereunder.


ARTICLE IX

                       Guarantee

          In order to induce the Lenders to extend credit hereunder, each Guarantor hereby unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the Obligations. Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its Guarantee hereunder notwithstanding any such extension or renewal of any Obligation.

          Each Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its obligations and notice of protest for nonpayment. The obligations of each Guarantor hereunder shall not be affected by (a) the failure of any Lender or the Administrative Agent to assert any claim or demand or to enforce any right or remedy against the Borrower under the provisions of this Agreement or any of the other Loan Documents or otherwise; (b) any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement, any of the other Loan Documents or any other agreement; (c) the failure of any Lender to exercise any right or remedy against the Borrower; or (d) any release of any Collateral or any other Guarantor.

          Each Guarantor further agrees that its agreement hereunder constitutes a promise of payment when due and not merely of collection, and waives any right to require that any resort be had by any Lender to any balance of any deposit account or credit on the books of any Lender in favor of the Borrower or any other person.

          The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever, by reason of the invalidity, illegality or unenforceability of the Obligations, any impossibility in the performance of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce any remedy under this Agreement or under any other Loan Document or any other agreement, by any waiver or modification in respect of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission which may or might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a discharge of such Guarantor as a matter of law or equity.

          Each Guarantor further agrees that its obligations hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be restored by the Administrative Agent or any Lender upon the bankruptcy or reorganization of the Borrower or otherwise.

          In furtherance of the foregoing and not in limitation of any other right which the Administrative Agent or any Lender may have at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will, upon receipt of written demand by the Administrative Agent, forthwith pay, or cause to be paid, in cash the amount of such unpaid Obligation.

          Upon payment by any Guarantor of any Obligations, each Lender shall, in a reasonable manner, assign the amount of the Obligations owed to it and so paid to such Guarantor, such assignment to be pro tanto to the extent to which the Obligations in question were discharged by such Guarantor, or make such disposition thereof as such Guarantor shall direct (all without recourse to and without any representation or warranty by any Lender).

          Upon payment by any Guarantor of any sums as provided above, all rights of such Guarantor against the Borrower or any other
Guarantor arising as a result thereof by way of right of subrogation or otherwise (including the rights of such Guarantor under the previous and the next paragraphs) shall in all respects be subordinated and junior in right of payment to the prior indefeasible payment in full of all the Obligations to the Lenders.

          In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law, the Borrower agrees that
(a) in the event a payment shall be made by any Guarantor under its Guarantee, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment. Each Guarantor agrees that in the event a payment shall be made by any Guarantor under its Guarantee, and such Guarantor (the "Claiming Guarantor") shall not have been indemnified by the Borrower as provided in the preceding sentence, each other Guarantor (a "Contributing Guarantor") shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof (or any later date on which it shall have become a Guarantor) and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, as to any Guarantor, on any later date on which it shall have become a Guarantor).


ARTICLE X

                        Miscellaneous

          SECTION 10.01.  Notices.  (a) Notices and other
communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (i) if to the Borrower or any Guarantor, to or in care of the Borrower at 3 Skidaway Village Square, Savannah, Georgia 31411, Attention of Vernon J. Nagel, Executive Vice President of Finance, Chief Financial Officer and Treasurer (Telecopy No. (912) 598-
     0737), with a copy to Richard A. Walker, Executive Vice President, Chief Administrative Officer, General Counsel and Secretary, or at such other address as shall be specified in writing by the Borrower to the Administrative Agent from time to time;

          (ii) if to the Administrative Agent, to Chemical Bank Agency Services Corporation, Grand Central Tower, 140 East 45th Street, New York, NY 10017, Attention of Sandra Miklave (Telecopy No.
     (212) 622-0122), with a copy to The Chase Manhattan Bank, N.A. at One Chase Manhattan Plaza, New York, NY 10081, Attention of Thomas T. Daniels (telecopy No. (212) 552-1711); and

          (iii) if to a Lender, to it at its address (or telecopy number) set forth in the Administrative Questionnaire delivered to the Administrative Agent by such Lender in connection with the execution of this Agreement or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto or at such other address as shall be specified in writing by such Lender to the Administrative Agent from time to time.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 10.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 10.01.

          (b) Notwithstanding any provision to the contrary in this Agreement, if the Borrower shall have submitted to the Administrative Agent a notice or other communication by telephone (without a written confirmation thereof), the Administrative Agent may send immediately (or, if such notice or communication relates to a Swingline Loan, on a monthly basis) to the Borrower a written confirmation containing the details of such telephone notice or communication, in which case the Borrower shall promptly upon receipt thereof either initial and return the written statement sent by the Administrative Agent or advise the Administrative Agent of any errors contained in such statement.

          SECTION 10.02.  No Waivers; Amendments.  (a)  No
failure or delay of the Administrative Agent or any Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have. Except as may be otherwise expressly provided herein, no waiver of any provision of this Agreement nor any consent to any departure by the Borrower or any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent on behalf of the Required Lenders (unless otherwise specified herein), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower or any Guarantor in any case shall entitle the Borrower or such Guarantor to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement, nor any provision hereof nor any exhibit or schedule hereto may be amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders; provided, however, that no such agreement shall
(i) decrease the principal amount of, or extend the maturity of or any dates for the payment of any scheduled installment of principal of or interest on, any Loan, or waive or excuse any such payment or any part thereof, or reduce the rate of interest on any Loan, or reduce the Commitment Fee, without the written consent of each Lender affected thereby, (ii) change or extend the Commitment of any Lender, without the prior written consent of such Lender, (iii) amend or modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent or (iv) amend or modify the definition of "Required Lenders", Section 2.16, this Section 10.02 or Section 10.06(a), or release any Guarantor or all or substantially all the Collateral, without the written consent of each Lender.

          SECTION 10.03.  Governing Law; Submission to
Jurisdiction.  (a)  THIS AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE
STATE OF NEW YORK.

          (b) The Borrower and each Guarantor irrevocably submits to the nonexclusive jurisdiction of any New York State or Federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement, any Loan Document or any other document contemplated hereby or thereby, irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          (c) The Borrower and each Guarantor agrees, to the fullest extent it may effectively do so under applicable law, that a judgment in any suit, action or proceeding of the nature referred to in paragraph (b) above brought in any such court shall be conclusive and binding upon the Borrower or such Guarantor and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which the Borrower or such Guarantor is or may be subject) by a suit upon such judgment.

          (d) The Borrower and each Guarantor consents to process being served in any suit, action or proceeding of the nature referred to in paragraph (b) by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the Borrower or such Guarantor, as set forth or referred to in Section 10.01. The Borrower and each Guarantor agrees that such service (i) shall be deemed in every respect effective service of process upon the Borrower or such Guarantor in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Borrower or such Guarantor.

          (e) Nothing in this Section 10.03 shall affect the right of the Administrative Agent or any Lender to serve process in any manner per-mitted by law, or limit any right that the Administrative Agent or any Lender may have to bring proceedings against the Borrower or any Guarantor in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

          SECTION 10.04.  Expenses; Indemnity.  (a)  The Borrower
shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the syndication of the credit facility provided for herein and the preparation and administration of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby or thereby contemplated shall be consummated), or incurred during the continuance of a Default or Event of Default by the Administrative Agent or any Lender in connection with the enforcement or protection of its rights under this Agreement and the other Loan Documents or in connection with the Loans made hereunder, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent, and, in connection with any such enforcement or protection, the reasonable fees, charges and disbursements of any other counsel for the Administrative Agent, the Collateral Agent or any Lender.

          (b)  The Borrower shall indemnify the Administrative
Agent, each Lender and each Affiliate of any of the foregoing persons and each of their respective directors, officers, employees and agents (each such person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder and the other transactions contemplated thereby, (ii) the use of the proceeds of the Loans and (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided, however, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or wilful misconduct of such Indemnitee.

          (c) The provisions of this Section 10.04 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any Lender. All amounts due under this Section 10.04 shall be payable on written demand therefor.

          SECTION 10.05.  Survival of Agreements, Representations
and Warranties, etc. All warranties, representations and covenants made by the Borrower or any Guarantor herein or in any certificate or other instrument delivered by the Borrower or any Guarantor or on its behalf in connection with this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the making of the Loans herein contemplated regardless of any investigation made by the Lenders or on their behalf and shall continue in full force and effect so long as any amount due or to become due hereunder is outstanding and unpaid. All statements in any such certificate or other instrument made by or on behalf of the Borrower, any Subsidiary or any Affiliate of any of them shall constitute representations and warranties by the Borrower hereunder. The right of each Lender to receive payments pursuant to Sections 2.13, 2.15, 2.19 and 10.04 shall survive the termination of this Agreement and the repayment of the Loans.

          SECTION 10.06.  Successors and Assigns.  (a)  This
Agreement shall be binding upon and inure to the benefit of the Borrower, the Guarantors, the Lenders, the Administrative Agent and their respective successors and assigns. Neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of all the Lenders.

          (b) Each Lender may assign all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it); provided, however, that
(i) except in the case of an assignment by a Lender to an Affiliate of such Lender or to another Lender, the Borrower must consent to such assignment in writing (which consent may not be unreasonably withheld), (ii) except in the case of an assignment to another Lender or an Affiliate of any Lender or in the case of an assignment of all the assigning Lender's Loans and Commitments, the aggregate amount of the Commitments and Loans, without duplication, of the assigning Lender subject to any such assignment shall not be less than $10,000,000 and will not result in such assigning Lender holding an aggregate amount of Commitments and Loans less than $10,000,000,
(iii) each assignment of Commitments or Loans will be made on a pro rata basis as between the Commitments and the commitments under the Facility
B Credit Agreement and the Loans and the loans under the Facility B Credit Agreement, respectively, and (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be (unless waived by the Administrative Agent) at least five Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assign-ment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assignor thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obliga-tions under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of the assignor's rights and obligations under this Agreement, the assignor shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.15, 2.19 and 10.04 as well as to any Commitment Fee accrued for its account here-under and not yet paid).

          (c) By executing and delivering an Assignment and Acceptance, the assignor and the assignee thereunder shall be deemed to confirm to and agree with each other and the Borrower as follows: (i) such assignor warrants that it is the legal and beneficial owner of the interest being assigned free and clear of any adverse claim; (ii) except as set forth in clause (i) above, the assignor makes no other representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execu-tion, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto or thereto, or the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto or thereto;
(iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement together with copies of the financial statements described in Section 3.05 or the most recent financial statements delivered pursuant to Section 5.04, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the assignor and based on such documents and information as it shall deem appropriate at the time continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative
Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will, to the extent of the interest assigned to it, perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by the Lenders.

          (d) Each Lender may without the consent of the Borrower or any Guarantor sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the same portion of the Loans owing to it) and the Borrower and each Guarantor agrees that any purchaser of a participation in such Loans so acquired may exercise any and all rights of banker's lien, setoff, counterclaim or otherwise with respect to any and all moneys owing by the Borrower or such Guarantor to such purchaser as fully as if such purchaser were a holder of the Loans acquired by each Lender hereunder in the amount of such participation; provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the Borrower for the performance of its obligations hereunder, (iii) the participating Lenders or other entities shall be entitled to the benefit of the cost protection provisions contained in Sections 2.13, 2.15 and 2.19 to the same extent as if they were the Lender and (iv) the Borrower shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under this Agreement, and the Lender shall retain the sole right to enforce the obligations of the Borrower and the Guarantors relating to the Loans and to approve, without the consent of or consultation with any participant, any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers with respect to Fees payable hereunder or an increase in the amount of principal of or a decrease in the rate at which interest is payable on the Loans, or an extension of the dates fixed for payments of principal of or interest on the Loans).

          (e) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.06, disclose to the assignee or participant or proposed assignee or partici-pant any information relating to the Borrower or the Subsidiaries furnished to the Lenders by or on behalf of the Borrower or the Subsidiaries, as applicable; provided that, prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of any confidential information relating to the Borrower or any Subsidiary received from the Lenders.

          (f) The Administrative Agent shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, the Commitment of, and principal amount of any Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive in the absence of manifest error and the Borrower, the Guarantors, the Administrative Agent and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower at any reasonable time and from time to time upon reasonable prior notice.

          (g) Any Lender may at any time pledge all or any portion of its rights under this Agreement to a Federal Reserve Bank; provided that no such pledge shall release any Lender from its obligations hereunder or substitute any such Federal Reserve Bank for such Lender as a party hereto.

          SECTION 10.07. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the extent not prohibited by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower or any Guarantor against any of and all the obligations of the Borrower or such Guarantor now or hereafter existing under this Agreement and other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 10.07 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

          SECTION 10.08. Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 10.09.  Cover Page, Table of Contents and
Section Headings. The cover page, Table of Contents and section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

          SECTION 10.10.  Counterparts; Effectiveness.  This
Agreement may be signed in any number of counterparts with the same effect as if the signatures thereon and hereon were upon the same instrument. This Agreement shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall have been received by the Administrative Agent.

          SECTION 10.11. Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each party hereto
(a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agree-ment by, among other things, the mutual waivers and certifications in this
Section 10.11.

          SECTION 10.12.  Entire Agreement.  This Agreement, the
other Loan Documents and the Fee Letter constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement, the other Loan Documents and the Fee Letter. Nothing in this Agreement, the other Loan Documents or the Fee Letter, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement, the other Loan Documents or the Fee Letter.

          SECTION 10.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the applicable interest rate, together with all fees and charges which are treated as interest under appli-cable law (collectively the "Charges"), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by any Lender, shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by such Lender in accordance with applicable law, the rate of interest payable hereunder, together with all Charges payable to such Lender, shall be limited to the Maximum Rate.


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

     KUHLMAN CORPORATION, as Borrower,

                              by
                              /s/ Vernon J. Nagel
                              ------------------------------
                              Name:  Vernon J. Nagel
                              Title:    Executive Vice President of Finance


                         KUHLMAN ELECTRIC CORPORATION,
                         COLEMAN CABLE SYSTEMS, INC.,
                         COMMUNICATION CABLE, INC.,
                         SCHWITZER, INC.,
                         SCHWITZER U.S. INC.,
                         ASSOCIATED ENGINEERING COMPANY,
                                   and
                         BARON WIRE & CABLE CORP., as Guarantors,

                              by
                              /s/ Vernon J. Nagel
                              ---------------------------
                              Name:  Vernon J. Nagel
                              Title:   Vice President


                         THE CHASE MANHATTAN BANK, N.A.,
                         individually and as Administrative Agent,

                              by
                              /s/ Bruce S. Borden
                              ---------------------------
                              Name:  Bruce S. Borden
                              Title:   Vice President


                         ABN AMRO BANK N.V.,
                         ATLANTA AGENCY,

                              by
                              /s/ Steven Hipsman
                              ---------------------------
                              Name:  Steven Hipsman
                              Title:   Vice President

                              by
                              /s/ Robert Budnek
                              ---------------------------
                              Name:  Robert Budnek
                              Title:   Assistant Vice President


                         AMSOUTH BANK OF ALABAMA,

                              by
                              /s/ Dennis S. Losin
                              ---------------------------
                              Name:  Dennis S. Losin
                              Title:   Vice President


                         THE FIRST NATIONAL BANK OF BOSTON,

                              by
                              /s/ Rod Guinn
                              ---------------------------
                              Name:  Rod Guinn
                              Title:   Director


                         BANQUE PARIBAS, NEW YORK BRANCH,

                              by
                              /s/ Duane P. Helkowski
                              ---------------------------
                              Name:  Duane P. Helkowski
                              Title:   Assistant Vice President


                              by
                              /s/ Ann C. Pifer
                              ---------------------------
                              Name:  Ann C. Pifer
                              Title:   Vice President


                         COMERICA BANK,

                              by
                              /s/ John M. Costa
                              ---------------------------
                              Name:  John M. Costa
                              Title:   Vice President


                         CREDIT LYONNAIS ATLANTA AGENCY,

                              by
                              /s/ David M. Cawrse
                              ---------------------------
                              Name:  David M. Cawrse
                              Title:   Vice President


                         FIRST UNION NATIONAL BANK OF GEORGIA,

                              by
                              /s/ Louis K. Beasley, III
                              ---------------------------
                              Name:  Louis K. Beasley, III
                              Title:   Vice President


                         HARRIS TRUST AND SAVINGS BANK,

                              by
                              /s/ Patrick J. McDonnell
                              ---------------------------
                              Name:  Patrick J. McDonnell
                              Title:   Vice President


                         MELLON BANK, N.A.,

                              by
                              /s/ Clifford A. Mull
                              ---------------------------
                              Name:  Clifford A. Mull
                              Title:   Assistant Vice President


                         NBD BANK,

                              by
                              /s/ J. Philip Lowman
                              ---------------------------
                              Name:  J. Philip Lowman
                              Title:   First Vice President


                         PNC BANK, NATIONAL ASSOCIATION,

                              by
                              /s/ Robert J. Mitchell Jr.
                              ---------------------------
                              Name:  Robert J. Mitchell Jr.
                              Title:   Vice President


                         THE SUMITOMO BANK, LIMITED,

                              by
                              /s/ Roger N. Arsham
                              ---------------------------
                              Name:  Roger N. Arsham
                              Title:   Vice-President


                              by
                              /s/ Lauren P. Carrigan
                              ---------------------------
                              Name:  Lauren P. Carrigan
                              Title:   Asst. Vice-President


                         SUNTRUST BANK, ATLANTA,

                              by
                              /s/ Bradley J. Staples
                              ---------------------------
                              Name:  Bradley J. Staples
                              Title:   Bank Officer


                              by
                              /s/ C. Wes Burton, Jr.
                              ---------------------------
                              Name:  C. Wes Burton, Jr.
                              Title:   Vice President


                         WACHOVIA BANK OF GEORGIA, N.A.,

                              by
                              /s/ Kevin B. Harrison
                              ---------------------------
                              Name:  Kevin B. Harrison
                              Title:   Vice President

                                                 EXECUTION COPY




            FIVE-YEAR AMENDED AND RESTATED
                   CREDIT AGREEMENT

               Dated as of July 1, 1996



                       among



                 KUHLMAN CORPORATION,


             THE GUARANTORS PARTY HERETO,

               THE LENDERS PARTY HERETO

                         and


           THE CHASE MANHATTAN BANK, N.A.,
                as Administrative Agent









[CS&M Ref. No. 6700-426]


                   TABLE OF CONTENTS




                                                              Page

                       ARTICLE I

                      Definitions

SECTION 1.01.         Defined Terms                            1
SECTION 1.02.         Terms Generally                          15


                      ARTICLE II

                      The Credits

SECTION 2.01.         Commitments                              15
SECTION 2.02.         Revolving Loans                          15
SECTION 2.03.         Borrowing Procedure                      16
SECTION 2.04.         Repayment of Loans; Evidence of Debt     16
SECTION 2.05.         Fees                                     17
SECTION 2.06.         Interest on Loans                        17
SECTION 2.07.         Default Interest                         18
SECTION 2.08.         Alternate Rate of Interest               18
SECTION 2.09.         Termination and Reduction of Commitments 18
SECTION 2.10.         Conversion and Continuation of Revolving
                        Borrowings                             19
SECTION 2.11.         Repayment of Revolving Borrowings and
                        Swingline Loans                        20
SECTION 2.12.         Prepayment                               20
SECTION 2.13.         Reserve Requirements; Change in
                        Circumstances                          21
SECTION 2.14.         Change in Legality                       22
SECTION 2.15.         Indemnity                                23
SECTION 2.16.         Pro Rata Treatment                       23
SECTION 2.17.         Sharing of Setoffs                       23
SECTION 2.18.         Payments                                 24
SECTION 2.19.         Taxes                                    24
SECTION 2.20.         Duty to Mitigate; Assignment of
                        Commitments Under Certain
                        Circumstances                          25
SECTION 2.21.         Swingline Loans                          25


                      ARTICLE III

            Representations and Warranties

SECTION 3.01.         Organization; Powers                     27
SECTION 3.02.         Authorization                            27
SECTION 3.03.         Enforceability                           27
SECTION 3.04.         Governmental Approvals                   27
SECTION 3.05.         Financial Condition                      27
SECTION 3.06.         No Material Adverse Change               28
SECTION 3.07.         Title to Properties; Possession Under
                        Leases                                 28
SECTION 3.08.         Subsidiaries                             28
SECTION 3.09.         Litigation; Compliance with Laws         28
SECTION 3.10.         Agreements                               29
SECTION 3.11.         Federal Reserve Regulations              29
SECTION 3.12.         Investment Company Act; Public Utility
                        Holding Company Act                    29
SECTION 3.13.         Use of Proceeds                          29
SECTION 3.14.         Tax Returns                              29
SECTION 3.15.         Employee Benefit Plans                   29
SECTION 3.16.         No Material Misstatements                30
SECTION 3.17.         Environmental and Safety Matters         30
SECTION 3.18.         Security Documents                       30


                      ARTICLE IV

Conditions of Lending                                          31


                       ARTICLE V

                 Affirmative Covenants

SECTION 5.01.         Existence; Businesses and Properties     32
SECTION 5.02.         Insurance                                32
SECTION 5.03.         Taxes                                    32
SECTION 5.04.         Financial Statements, Reports, etc.      32
SECTION 5.05.         Litigation and Other Notices             33
SECTION 5.06.         Employee Benefits                        33
SECTION 5.07.         Books and Records; Inspection Rights     33
SECTION 5.08.         Compliance with Laws                     34
SECTION 5.09.         Use of Proceeds                          34
SECTION 5.10.         Further Assurances                       34


                      ARTICLE VI

                  Negative Covenants

SECTION 6.01.         Indebtedness                             35
SECTION 6.02.         Liens                                    35
SECTION 6.03.         Sale and Leaseback Transactions          37
SECTION 6.04.         Investments, Loans and Advances          37
SECTION 6.05.         Mergers, Consolidations, Sales of Assets
                        and Acquisitions                       38
SECTION 6.06.         Restrictions on Ability of Subsidiaries
                        to Pay Dividends                       38
SECTION 6.07.         Transactions with Affiliates             38
SECTION 6.08.         Interest Coverage Ratio                  39
SECTION 6.09.         Leverage Ratio                           39
SECTION 6.10.         Consolidated Net Worth                   39


                      ARTICLE VII

Events of Default                                              39


                     ARTICLE VIII

The Administrative Agent                                       41


                      ARTICLE IX

Guarantee                                                      44


                       ARTICLE X

                     Miscellaneous

SECTION 10.01.        Notices                                  45
SECTION 10.02.        No Waivers; Amendments                   46
SECTION 10.03.        Governing Law; Submission to
                        Jurisdiction                           47
SECTION 10.04.        Expenses; Indemnity                      47
SECTION 10.05.        Survival of Agreements, Representations
                        and Warranties, etc.                   48
SECTION 10.06.        Successors and Assigns                   48
SECTION 10.07.        Right of Setoff                          50
SECTION 10.08.        Severability                             50
SECTION 10.09.        Cover Page, Table of Contents and
                        Section Headings                       51
SECTION 10.10.        Counterparts; Effectiveness              51
SECTION 10.11.        Waiver of Jury Trial                     51
SECTION 10.12.        Entire Agreement                         51
SECTION 10.13.        Interest Rate Limitations                51


                Exhibits and Schedules

Exhibit A             Form of Administrative Questionnaire
Exhibit B             Form of Assignment and Acceptance
Exhibit C             Form of Additional Guarantor Agreement
Exhibit D             Form of Pledge Agreement


Schedule 2.01         Lenders and Commitments
Schedule 3.08         Subsidiaries



                    FIVE-YEAR AMENDED AND
               RESTATED CREDIT AGREEMENT dated as of
               July 1, 1996, among KUHLMAN CORPORATION, a Delaware corporation (the "Borrower"); the Guarantors referred to herein; the financial institutions from time to time party hereto, initially consisting of the institutions listed in Schedule 2.01 (the "Lenders"); and THE CHASE MANHATTAN
               BANK, N.A., as swingline lender (in such capacity, the "Swingline Lender") and as agent for the Lenders (in such capacity, the "Administrative
               Agent").


          The Borrower has requested the Lenders, and the Lenders, pursuant to the Sixth Amendment to the Existing Credit Agreement (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in Article I), have agreed, to extend credit in the form of (a) Revolving Loans at any time and from time to time on or after the Effective Date and prior to the Maturity Date, in an aggregate principal amount at any time outstanding not exceeding $125,000,000 and (b) Swingline Loans in an aggregate principal amount outstanding not in excess of the lesser of (i) $10,000,000 minus the aggregate amount of the swingline loans outstanding under the Facility A Credit Agreement at such time and (ii) the excess of the aggregate amount of the Commitments over the Aggregate Revolving Loan Exposure at such time. The proceeds of Revolving Loans and Swingline Loans are to be used solely to provide for general corporate purposes of the Borrower.

          Accordingly, the Borrower, the Guarantors, the Lenders, the Swingline Lender and the Administrative Agent agree as follows:

ARTICLE I

                        Definitions

          SECTION 1.01.  Defined Terms.  As used in this
Agreement, the following terms shall have the meanings specified below:

          "ABR Loan" shall mean any Revolving Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.

          "ABR Borrowing" shall mean a Borrowing comprised of ABR Loans.

          "Additional Guarantor Agreement" shall mean an Additional Guarantor Agreement in the form of Exhibit C.

          "Administrative Agent Fees" shall have the meaning assigned to such term in Section 2.05(b).

          "Administrative Questionnaire" shall mean an
Administrative Questionnaire in the form of Exhibit A.

          "Affiliate" shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified.

          "Aggregate Revolving Loan Exposure" shall mean the aggregate amount of the Lenders' Revolving Loan Exposures.

          "Alternate Base Rate" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof, "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Administrative Agent as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective on the date such change is publicly announced as effective. "Base CD Rate" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and
(ii) Statutory Reserves and (b) the Assessment Rate.  "Three-Month
Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal
Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day shall not be a Business
Day, on the next preceding Business Day) by the Administrative Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it. "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as reported on such Business Day by the Federal Reserve Bank of New York, or, if such rate is not so reported for any day which is a Business Day, the average of the quotations for the day for such transactions received by the Administrative Agent or Swingline Lender, as applicable, from three Federal funds brokers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Base CD Rate or the Federal Funds Effective Rate or both for any reason, including the inability of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) or (c), or both, of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate, respectively.

          "Applicable Commitment Fee Percentage" shall mean, for any day, the applicable percentage set forth below under the caption "Fee Percentage", based upon the Leverage Ratio as set forth below:




Leverage
Ratio
Fee Percentage


Category 1
Less than or equal to 1.75

0.200


Category 2
Greater than 1.75 but less than or
equal to 2.50


0.225


Category 3
Greater than 2.50 but less than or
equal to 3.00


0.250


Category 4
Greater than 3.00 but less than or
equal to 3.50


0.300


Category 5
Greater than 3.50

0.375


The Leverage Ratio utilized for purposes of determining the Fee Percentage shall be that in effect as of the last day of the most recently completed fiscal quarter of the Borrower in respect of which financial statements have been delivered pursuant to this Agreement or the Existing Credit Agreement. Each change in the Applicable Commitment Fee Percentage resulting from a change in the Leverage Ratio shall be effective on and after the date of delivery to the Administrative Agent of the applicable financial statements to the date of delivery of financial statements and certificates indicating another such change.

          "Applicable Margin" shall mean, for any day, with respect to any Eurodollar Loan or Swingline Loan, as the case may be, the applicable percentage set forth below under the caption "LIBOR Spread" or "Swingline Spread", as the case may be, based upon the Leverage Ratio as set forth below:




Leverage
Ratio
LIBOR
Spread
Swingline
Spread


Category 1
Less than or equal to 1.75

0.5000

0.5625


Category 2
Greater than 1.75 but less than
or equal to 2.50


0.6250


0.6875


Category 3
Greater than 2.50 but less than
or equal to 3.00


0.7500


0.8125


Category 4
Greater than 3.00 but less than
or equal to 3.50


1.0000


1.0625


Category 5
Greater than 3.50

1.5000

1.5625


The Leverage Ratio utilized for purposes of determining the Eurodollar
Spread and the Swingline Spread shall be that in effect as of the last day of the most recently completed fiscal quarter of the Borrower in respect of which financial statements have been delivered pursuant to this Agreement or the Existing Credit Agreement. Each change in the Applicable Margin resulting from a change in the Leverage Ratio shall be effective with respect to all Loans and Commitments outstanding on and after the date of delivery to the Administrative Agent of the applicable financial statements to the date of delivery of financial statements and certificates indicating another such change.

          "Applicable Percentage" means, with respect to any Lender, the percentage of the total Commitments represented by such Lender's Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

          "Assessment Rate" shall mean for any date the annual rate (rounded upwards, if necessary, to the next 1/100 of 1%) most recently estimated by the Administrative Agent as the then current net annual assessment rate that will be employed in determining amounts payable by the Administrative Agent to the Federal Deposit Insurance Corporation (or any successor) for insurance by such Corporation (or such successor) of time deposits made in Dollars at the Administrative Agent's domestic offices.

          "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Administrative Agent, in the form of Exhibit B or such other form as shall be approved by the Administrative Agent and the Borrower.

          "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

          "Borrowing" shall mean (a) a group of Revolving Loans of a single Type made by the Lenders on a single date pursuant to the Commitments and as to which a single Interest Period is in effect or (b) a Swingline Loan.

          "Borrowing Request" shall mean a request by the Borrower for a Borrowing in accordance with the terms of Section 2.03.

          "Business Day" shall mean any day (other than a day which is a Saturday, Sunday or legal holiday in the State of New York) on which banks are open for business in New York City; provided, however, that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

          "Capital Lease Obligations" of any person shall mean the obligations of such person and its consolidated subsidiaries to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, which obligations are required to be classified and accounted for as capital leases on a consolidated balance sheet of such person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "Capital Stock" of any person shall mean any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such person, including any preferred stock, any limited or general partnership interest and any limited liability company membership interest.

          A "Change in Control" shall be deemed to have occurred if
(a) any person or group (within the meaning of Rule 13d-5 of the Securities and Exchange Commission as in effect on the date hereof) shall own directly or indirectly, beneficially or of record, shares representing 25% or more of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower; (b) a majority of the seats (other than vacant seats) on the board of directors of the Borrower shall at any time have been occupied by persons who were neither (i) nominated by the board of directors of the Borrower (or a designee or nominating committee thereof) prior to their initial election to such board of directors, nor (ii) appointed by directors so nominated; or (c) any person or group (other than the board of directors of the Borrower) shall otherwise directly or indirectly Control the Borrower. Notwithstanding anything in the foregoing definition, a merger or consolidation of the Borrower that complies with the requirements of
Section 6.05(c) will in no event be deemed of itself to result in a Change in Control.

          "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender
(or, for purposes of Section 2.13(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority addressing matters within the scope of its jurisdiction and made or issued after the date of this Agreement.

          "Chase Letters of Credit" shall mean letters of credit with an aggregate face amount not to exceed $10,000,000 issued for the account of the Borrower or any of the Subsidiaries by The Chase Manhattan Bank, N.A.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "Collateral" shall have the meaning assigned to such term in the Pledge Agreement.

          "Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make Revolving Loans hereunder as set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender assumed its Commitment, as applicable, as the same may be reduced from time to time pursuant to Section 2.09 and pursuant to assignments by such Lender pursuant to Section 10.06.

          "Commitment Fee" shall have the meaning assigned to such term in Section 2.05(a).

          "Consolidated Capital Expenditures" shall mean, for any period, (a) the aggregate amount of all expenditures (whether paid in cash or other consideration or accrued as a liability) by the Borrower and its Subsidiaries during that period that, in conformity with GAAP, would be included in "additions to property, plant or equipment" or comparable items in a consolidated statement of cash flows of the Borrower and its Subsidiaries for such period, minus (b) the aggregate net proceeds of all dispositions of property, plant and equipment by the Borrower and its Subsidiaries in the ordinary course of business during that period.

          "Consolidated EBITDA" shall mean, for any period, the Consolidated Net Income of the Borrower and the Subsidiaries for such period plus, to the extent deducted in computing such consolidated net income and without duplication, the sum of (a) income tax expense, (b) interest expense, (c) depreciation and amortization expense, and
(d) extraordinary losses during such period, minus, to the extent added in computing such consolidated net income and without duplication, (i) interest income and (ii) extraordinary gains during such period. For any period, Consolidated EBITDA shall be determined on a pro forma basis as if Permitted Business Acquisitions occurring during such period had been completed on the first day of such period. For purposes of this definition, the acquisition of Communication Cable, Inc. shall be deemed to be a Permitted Business Acquisition.

          "Consolidated Interest Expense" shall mean, with respect to any period, the net interest expense of the Borrower and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.
For any period, Consolidated Interest Expense shall be determined on a pro forma basis as if Permitted Business Acquisitions occurring during such period had been completed on the first day of such period. For purposes of this definition, the acquisition of Communication Cable, Inc. shall be deemed to be a Permitted Business Acquisition.

          "Consolidated Net Income" shall mean, with respect to the Borrower for any period, the net income (or loss) of the Borrower and the Subsidiaries for such period before extraordinary items, determined in accordance with GAAP on a consolidated basis, provided that there shall be excluded (i) income (or loss) of the Borrower in which any other person
(other than the Borrower or any of its wholly owned Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of its Subsidiaries by such other person during such period in cash, (ii) the income (or loss) of any person accrued prior to the date it becomes a consolidated subsidiary of the Borrower or is merged into or consolidated with such person or any of its consolidated subsidiaries, (iii) the income of any consolidated subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by such consolidated subsidiary of such income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such consolidated subsidiary, (iv) expenses incurred in effecting acquisitions and mergers by or involving the Borrower or any of its consolidated subsidiaries, (v) non-cash charges (other than depreciation and amortization) in accordance with GAAP and (vi) any extraordinary gains or extraordinary income net of any extraordinary losses.

          "Consolidated Net Worth" shall mean, at any date, the consolidated stockholders' equity of the Borrower and the Subsidiaries, as determined on a consolidated basis in accordance with GAAP, but excluding any gains or losses in periods ending after the date hereof as a result of foreign currency translation.

          "Consolidated Total Assets" shall mean the total assets of the Borrower and the Subsidiaries, determined on a consolidated basis in accordance with GAAP.

          "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of voting securities, by contract or otherwise, and "Controlling" and "Controlled" shall have meanings correlative thereto.

          "Default" shall mean any event or condition which with the giving of notice or lapse of time or both would constitute an Event of Default.

          "Designated Subsidiary" shall mean each Significant
Subsidiary that is a Domestic Subsidiary.

          "dollars" or "$" shall mean lawful money of the United
States of America.

          "Domestic Subsidiary" shall mean any Subsidiary organized under the laws of the United States of America or any state or political subdivision thereof.

          "Effective Date" shall mean the date hereof.

          "Environmental and Safety Laws" shall have the meaning assigned to such term in Section 3.17.

          "ERISA" shall mean the Employee Retirement Income
Security Act of 1974, as the same may be amended from time to time.

          "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of
Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

          "ERISA Event" shall mean (i) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan; (ii) the adoption of any amendment to a Plan that would require the provision of security pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA; (iii) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (iv) the filing pursuant to
Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (v) the incurrence of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of the Borrower or any of its ERISA Affiliates from any Plan or Multiemployer
Plan; (vi) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (vii) the receipt by the Borrower or any ERISA Affiliate of any notice concerning the imposition of Withdrawal Liability or a determination that a Multiemployer
Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA; and (viii) the occurrence of a "prohibited transaction" with respect to which the Borrower or any Subsidiary is a "disqualified person" (within the meaning of Section 4975 of the Code) and with respect to which the Borrower or any Subsidiary would be liable for the payment of an excise tax.

          "Eurodollar Borrowing" shall mean a Borrowing comprised of Eurodollar Loans.

          "Eurodollar Loan" shall mean any Revolving Loan bearing interest at a rate determined by reference to the LIBO Rate in accordance with the provisions of Article II.

          "Event of Default" shall have the meaning assigned to such term in Article VII.

          "Excluded Taxes" means, with respect to the Administrative
Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the jurisdiction under the laws of which it is organized, or the jurisdiction in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender, any U.S. Federal withholding tax imposed on amounts payable to such Foreign Lender under this Agreement because of its failure or inability to comply with Section 2.19(f) or for any other reason, unless (and to the extent that) (i) such withholding tax liability arises or is increased by reason of a Change in Law occurring after such Foreign Lender becomes a Lender under this Agreement or (ii) such Foreign Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such withholding tax liability pursuant to Section 2.19(a).

          "Existing Credit Agreement" shall mean the Credit
Agreement dated as of December 15, 1993, among the Borrower, NationsBank of Georgia, N.A. ("NationsBank") and the Chase Manhattan
Bank, N.A. as Managing Agents and Lenders, NationsBank as administrative agent for the lenders party thereto and The Chase Manhattan Bank, N.A., as syndication agent, as amended to but excluding the date hereof.

          "Facility A Credit Agreement" shall mean the 364-Day
Amended and Restated Credit Agreement dated as of the date hereof among the Borrower, the lenders party thereto and The Chase Manhattan Bank, N.A., as Administrative Agent.

          "Federal Funds Effective Rate" shall have the meaning assigned to such term in the definition of "Alternate Base Rate".

          "Fee Letter" shall mean the Fee Letter dated May 15, 1996, between the Borrower and the Administrative Agent.

          "Fees" shall mean the Commitment Fees and the Administrative Agent Fees.

          "Financial Officer" of any person shall mean the chief financial officer, the treasurer, the Director of Finance, the principal accounting officer or the Manager of Corporate Accounting of such person or any other senior financial officer designated by the Chief Financial Officer in a notice delivered to the Administrative Agent.

          "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes hereof, the United States of America and each State thereof shall be considered to constitute a single jurisdiction.

          "GAAP" shall mean generally accepted accounting principles applied on a consistent basis.

          "Governmental Authority" shall mean any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body.

          "Guarantee" of or by any person shall mean any obligation, contingent or otherwise, of such person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other person (the "primary obligor") (excluding endorsements of checks for collection or deposit in the ordinary course of business) in any manner, whether directly or indirectly, and including any obligation of such person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness.

          "Guarantor" shall mean each Subsidiary executing this Agreement as a Guarantor and each other Subsidiary hereafter becoming a Guarantor as provided in Section 5.10.

          "Indebtedness" of any person shall mean, without duplication, (a) all obligations of such person for borrowed money or with respect to deposits or advances of any kind (including repurchase obligations), (b) all obligations of such person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such person upon which interest charges are customarily paid, (d) all obligations of such person under conditional sale or other title retention agreements relating to property purchased by such person, (e) all obligations of such person issued or assumed as the deferred purchase price of property or services (other than accounts payable to suppliers incurred in the ordinary course of business),
(f) all Capital Lease Obligations of such person, (g) all obligations of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property or assets owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (h) all Guarantees of such person, (i) all obligations of such person with respect to interest rate protection agreements, foreign currency exchange agreements or other hedging arrangements (valued at the termination value thereof computed in accordance with a method approved by the International Swap Dealers Association and agreed to by such person in the applicable hedging agreement, if any) and (j) all obligations, contingent or otherwise, of such person as an account party in respect of letters of credit, letters of guaranty and bankers' acceptances. The Indebtedness of any person shall include, without duplication, the Indebtedness of any other entity (including any partnership in which such person is a general partner) to the extent such person is liable therefor as a result of such person's ownership interest in or other relationship with such entity, except to the extent the terms of Indebtedness provide that such person is not liable therefor.

          "Indemnitee" shall have the meaning assigned to such term in Section 10.04.

          "Interest Payment Date" shall mean, with respect to any Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months' duration been applicable to such Borrowing, and, in addition, the date of any refinancing or conversion of such Borrowing with or to a Borrowing of a different Type.

          "Interest Period" shall mean (a) as to any Eurodollar
Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as the case may be, and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter (or 12 months thereafter in the event each Lender shall at the time be making available interest periods of such duration), as the Borrower may elect, and (b) as to any ABR Borrowing, the period commencing on the date of such Borrowing or on the last day of the immediately preceding Interest Period applicable to such Borrowing, as the case may be, and ending on the earliest of (i) the next succeeding March 31, June 30, September 30 or December 31, (ii) the
Maturity Date and (iii) the date such Borrowing is converted to a Borrowing of a different Type in accordance with Section 2.10 or repaid or prepaid in accordance with Section 2.11 or 2.12; provided, however, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

          "Lenders" shall mean (a) the financial institutions listed on
Schedule 2.01 (other than any such financial institution that has ceased to be a party hereto, pursuant to an Assignment and Acceptance) and (b) any financial institution that has become a party hereto pursuant to an Assignment and Acceptance. Unless the context indicates otherwise, the term "Lenders" shall include the Swingline Lender.

          "Leverage Ratio" shall mean, on any date, the ratio of
(a) Total Indebtedness as of such date to (b) the Consolidated EBITDA of the Borrower and the Subsidiaries for the period of four consecutive fiscal quarters ended most recently on or prior to such date, determined on a consolidated basis in accordance with GAAP.

          "LIBO Rate" shall mean, with respect to any Eurodollar
Borrowing, an interest rate per annum (rounded upwards, if necessary, to the next higher 1/16th of 1%) equal to the rate at which dollar deposits approximately equal in principal amount to the Administrative Agent's portion of such Eurodollar Borrowing and for a maturity comparable to the applicable Interest Period are offered in immediately available funds to the Administrative Agent in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

          "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "Loan Documents" shall mean this Agreement, the Pledge
Agreement, any note issued to any Lender by the Borrower pursuant to this Agreement, any security agreement entered into pursuant to Section 5.10 and any amendment, supplement, modification, consent or waiver of, to or in respect of any of the foregoing.

          "Loans" shall mean the Revolving Loans and the Swingline
Loans.

          "Margin Stock" shall have the meaning assigned to such term in Regulation U.

          "Material Adverse Effect" shall mean (a) a material adverse effect on the business, assets, operations, prospects or financial condition of the Borrower and the Subsidiaries taken as a whole, (b) any material impairment of the ability of the Borrower or any Subsidiary to perform any of its obligations under any Loan Document or (c) any material impairment of the rights of or benefits available to the Lenders or the Administrative Agent under any of the Loan Documents.

          "Material Indebtedness" means Indebtedness (other than the
Loans) of the Borrower and/or one or more of its consolidated Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal amount exceeding $10,000,000.

          "Maturity Date" shall mean the fifth anniversary of the Effective Date.

          "Multiemployer Plan" shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "Obligations" shall mean the obligations of the Borrower under this Agreement (as it may hereafter be amended, restated, extended, supplemented or otherwise modified from time to time) with respect to (i) the principal amount of the Loans, (ii) interest on the Loans and (iii) all other monetary obligations of the Borrower under this Agreement or any other
Loan Document.

          "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution or delivery of, or otherwise with respect to, this Agreement.

          "PBGC" shall mean the Pension Benefit Guaranty
Corporation referred to and defined in ERISA.

          "Permitted Business Acquisition" shall mean any acquisition of substantially all the assets of, or of shares or other equity interests in, a person or division or line of business of a person (or any subsequent investment made in a previously acquired Permitted Business Acquisition) if immediately after giving effect thereto: (a) (i) a majority of the Capital Stock of any acquired or newly formed corporation, partnership, association or other business entity is owned directly or indirectly by the Borrower or (ii) the Borrower holds directly or indirectly securities representing a majority of the voting power of such acquired or newly formed corporation, partnership, association or other business entity, (b) such person, division or line of business is an industrial manufacturing company with its principal place of business and its headquarters located in the United States, (c) a majority of the board of directors or other governing body of any acquired corporation, partnership, association or other business entity shall have approved such acquisition prior to acquisition by the Borrower of equity interests therein or the commencement by the Borrower of any tender offer or proxy solicitation,
(d) the Borrower and the Subsidiaries shall be in compliance, on a pro forma basis after giving effect to such acquisition or formation, with the covenants contained in Sections 6.08, 6.09 and 6.10, recomputed as at the last day of the most recently ended fiscal quarter of the Borrower as if such acquisition had occurred on the first day of each relevant period for testing such compliance, and the Borrower shall have delivered to the Administrative
Agent a certificate of a Financial Officer to such effect, together with all relevant financial information and calculations demonstrating such compliance and (e) in the case of any acquisition involving consideration (whether in cash or property, and including the aggregate amount of Indebtedness of such acquired corporation, partnership, association or other business entity) in excess of $75,000,000, the Required Lenders shall have given their prior written consent to such acquisition.

          "Permitted Investments" shall mean:

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within 90 days from the date of acquisition thereof;

          (b) investments in commercial paper maturing within 90 days from the date of acquisition thereof and having, at such date of acquisition, a rating of A-2 or better from Standard & Poor's Ratings Group or a rating of P-2 or better from Moody's Investors Service, Inc. (or, if either shall change the basis on which it establishes ratings, the equivalent rating after such change);

          (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 90 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $250,000,000 and whose short-term debt has, at such date of acquisition, a rating of A or better from Standard & Poor's Ratings Group or a rating of A or better from Moody's Investors Service, Inc. (or, if either shall change the basis on which it establishes ratings, the equivalent rating after such change); and

          (d) other investment instruments approved in writing by the Required Lenders and offered by financial institutions which have a combined capital and surplus and undivided profits of not less than $250,000,000.

          "person" shall mean any natural person, corporation, business trust, joint venture, association, company, partnership or Governmental Authority (including any agency or political subdivision thereof).

          "Plan" shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or
Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Pledge Agreement" shall mean the Pledge Agreement, substantially in the form of Exhibit D, among the Borrower and the Administrative Agent, as such agreement may be amended or modified from time to time.

          "Prime Rate" shall have the meaning assigned to such term in the definition of "Alternate Base Rate".

          "Register" shall have the meaning assigned to such term in
Section 10.06(f).

          "Regulation G" shall mean Regulation G of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

          "Regulation U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

          "Regulation X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

          "Required Lenders" shall mean, at any time, Lenders having Revolving Loans and unused Commitments representing at least 51% of the sum of all Revolving Loans outstanding and unused Commitments at such time.

          "Responsible Officer" of any person shall mean any executive officer or Financial Officer of such person and any other officer or similar official thereof responsible for the administration of the obligations of such person in respect of this Agreement.

          "Revolving Borrowing" shall mean a Borrowing comprised of Revolving Loans.

          "Revolving Loan Exposure" shall mean, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding Revolving Loans of such Lender.

          "Revolving Loans" shall mean the loans made by the Lenders to the Borrower pursuant to Section 2.01. Each Revolving Loan shall be a Eurodollar Loan or an ABR Loan.


          "Secured Parties" shall have the meaning assigned to such term in the Pledge Agreement.

          "Significant Subsidiary" shall have the meaning assigned to such term in Regulation S-X of the Securities and Exchange Commission as in effect on the date hereof: provided, that (a) any Subsidiary that directly or indirectly owns a Significant Subsidiary shall itself be a Significant Subsidiary and (b) in the event Subsidiaries that would otherwise not be Significant Subsidiaries shall in the aggregate account for a percentage in excess of 20% of Consolidated Total Assets, then one or more of such Subsidiaries designated by the Borrower (or, if the Borrower shall make no designation, one or more of such Subsidiaries in descending order based on their respective contributions to Consolidated Total Assets), shall be included as Significant Subsidiaries to the extent necessary to eliminate such excess.

          "Statutory Reserves" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which the Agent is subject for new negotiable nonpersonal time deposits in Dollars of over $100,000 with maturities approximately equal to three months in the case of the Base CD Rate (as such term is used in the definition of "Alternate Base Rate"). Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "subsidiary" shall mean, with respect to any person (the
"parent"), any corporation, company, association, partnership or other business entity of which securities or other ownership interests representing 50% or more of the ordinary voting power are, at the time as of which any determination is being made, beneficially owned or controlled by the parent, by one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

          "Subsidiary" shall mean any subsidiary of the Borrower.

          "Swingline Exposure" shall mean, with respect to the Swingline Lender at any time, the aggregate principal amount at such time of all outstanding Swingline Loans of such Swingline Lender.

          "Swingline Loan" shall mean the swingline loans made by the Swingline Lender pursuant to Section 2.21.

          "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority, other than Excluded Taxes.

          "Total Indebtedness" shall mean, at any time, all Indebtedness of the Borrower and the Subsidiaries at such time (other than Indebtedness described under clauses (h), (i) and (j) of the definition of "Indebtedness"), determined on a consolidated basis in accordance with GAAP.

          "Type", when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, "Rate" shall include the LIBO Rate, the Alternate Base Rate and the Federal Funds Effective Rate.

          "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

          SECTION 1.02.  Terms Generally.  The definitions in
Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words
"include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, (a) any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time and (b) all terms of an accounting or financial nature shall be construed in accordance with GAAP as in effect from time to time; provided, however, that if after the effectiveness of any change in GAAP occurring after the date of this Agreement the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Article VI or any related definition to eliminate the effect of such change on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Article VI or any related definition for such purpose), then (i) the Borrower and the Administrative Agent shall negotiate in good faith to agree upon an appropriate amendment to such covenant and
(ii) until such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders, the Borrower's compliance with such covenant shall be determined on the basis of GAAP as in effect immediately before the relevant change in GAAP became effective.


ARTICLE II

                      The Credits

          SECTION 2.01.  Commitments.  Subject to the terms and
conditions and relying upon the representations and warranties herein set forth, each Lender agrees, severally and not jointly, to make Revolving Loans to the Borrower, at any time and from time to time on or after the Effective Date and until the earlier of the Maturity Date and the termination of the Commitment of such Lender in accordance with the terms hereof, in an aggregate principal amount at any time outstanding that will not result in
(x) such Lender's Revolving Loan Exposure exceeding such Lender's
Commitment or (y) the outstanding aggregate principal amount of the sum of Swingline Loans and Revolving Loans exceeding the aggregate amount of the Commitments. Within the limits set forth in the preceding sentence, the Borrower may borrow, pay or prepay and reborrow Loans on and after the Effective Date and prior to the Maturity Date, in each case subject to the terms, conditions and limitations set forth herein.

          SECTION 2.02.  Revolving Loans.  (a)  Each Revolving
Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their Commitments; provided, however, that the failure of any Lender to make any Revolving Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other
Lender). The Revolving Loans comprising any Borrowing shall be in an aggregate principal amount which is (i) an integral multiple of $1,000,000 and not less than $2,000,000 or (ii) equal to the remaining available balance of the Commitments.

          (b) Subject to Sections 2.08 and 2.14, each Borrowing other than a Swingline Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request pursuant to Section 2.03 or
2.10. Each Lender may at its option make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Borrower shall not be entitled to request any Borrowing which, if made, would result in more than 10
Eurodollar Borrowings outstanding hereunder at any time. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

          (c) Each Lender shall make each Revolving Loan to be made by it hereunder on the proposed date thereof by wire transfer to such account as the Administrative Agent may designate in federal funds not later than 1:00 p.m., New York City time, and the Administrative Agent shall by 3:00 p.m., New York City time, credit the amounts so received to a domestic account designated by the Chief Financial Officer of the Borrower by notice to the Administrative Agent, which account must be in the name of the Borrower or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders.

          (d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (c) above and the Administrative
Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at
(i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, a rate determined by the Administrative Agent to represent its cost of overnight or short-term funds (which determination shall be conclusive absent manifest error). If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement.

          SECTION 2.03. Borrowing Procedure. In order to request a Borrowing (other than a Swingline Borrowing), the Borrower, acting through a Financial Officer, shall submit a Borrowing Request by hand delivery or telecopy or by telephone to the Administrative Agent (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before a proposed Borrowing and (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the day of a proposed Borrowing. Each Borrowing Request shall be irrevocable and shall specify the following information: (i) whether such Borrowing is to be a Eurodollar Borrowing or an ABR Borrowing; (ii) the date of such Borrowing (which shall be a Business Day), (iii) the number and location of the account to which funds are to be disbursed (which shall be an account that complies with the requirements of Section 2.02(c)); (iv) the amount of such Borrowing; and (v) if such Borrowing is to be a Eurodollar Borrowing, the Interest Period with respect thereto; provided, however, that, notwithstanding any contrary specification in any Borrowing Request, each requested Borrowing shall comply with the requirements set forth in
Section 2.02. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurodollar Borrowing is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall promptly advise the applicable Lenders of any notice given pursuant to this
Section 2.03 and of each Lender's portion of the requested Borrowing.

          SECTION 2.04.  Repayment of Loans; Evidence of Debt.
(a) The Borrower agrees to pay the outstanding principal balance of each Loan as provided in Section 2.11.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts with respect to each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid such Lender from time to time under this Agreement.

          (c) The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Type of each Loan made and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

          (d) The entries made in the accounts maintained pursuant to paragraph (b) and (c) of this Section 2.04 shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms.

          (e) Notwithstanding any other provision of this Agreement, in the event any Lender shall request a note evidencing the Loans made by it hereunder to the Borrower, the Borrower shall deliver such a note reasonably satisfactory to the Administrative Agent, payable to such Lender and its registered assigns, and the interests represented by that note shall at all times (including after any assignment of all or part of such interests pursuant to Section 10.06) be represented by one or more notes payable to the payee named therein or its registered assigns.

          SECTION 2.05. Fees. (a) The Borrower agrees to pay to each Lender, through the Administrative Agent, on the first day of January, April, July and October in each year, and on the date on which the Commitment of such Lender shall be terminated as provided herein, a commitment fee (a "Commitment Fee") at a per annum rate equal to the Applicable Commitment Fee Percentage from time to time in effect on the average daily unused amount of the Commitment of such Lender during the preceding quarter (or shorter period commencing with the date hereof or ending with the date on which the Commitment of such Lender shall have been terminated). The Commitment Fee shall be computed on the basis of the actual number of days elapsed in a year of 360 days. The Commitment Fee due to each Lender shall commence to accrue on the date hereof and shall cease to accrue on the date on which the Commitment of such Lender shall be terminated as provided herein.

          (b)  The Borrower agrees to pay to the Administrative
Agent, for its own account, the fees set forth in the Fee Letter in the amounts and at the times specified therein (the "Administrative Agent Fees").

          (c) All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders. Once paid, none of the Fees shall be refundable under any circumstances (other than to correct errors in computation or payment).

          SECTION 2.06.  Interest on Loans.  (a)  Subject to the
provisions of Section 2.07, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when determined by reference to the Prime Rate and over a year of 360 days at all other times) at a rate per annum equal to the Alternative Base Rate. Interest on each ABR Borrowing shall be payable on each applicable Interest Payment Date except as otherwise provided in this Agreement. The Alternate Base Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

          (b) Subject to the provisions of Section 2.07, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin in effect from time to time. Interest on each Eurodollar Borrowing shall be payable on each applicable Interest Payment Date except as otherwise provided in this Agreement. The LIBO
Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

          (c) Subject to the provisions of Section 2.07, each Swingline Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Federal Funds Effective Rate plus the Applicable Margin in effect from time to time. Interest on each Swingline Loan shall be payable on the first Business Day of each calendar month and on the Maturity Date.

          SECTION 2.07. Default Interest. If the Borrower shall default in the payment of the principal of or interest on any Loan or any other amounts becoming due hereunder, whether by scheduled maturity, notice of prepayment, acceleration or otherwise, the Borrower shall on demand from time to time from the Administrative Agent pay interest from and including the date of such default, to the extent permitted by law, on such defaulted amount up to (but not including) the date of actual payment (after as well as before judgment) (a) in the case of overdue principal of any Loan, at the rate otherwise applicable to such Loan hereunder plus 2.00% per annum and (b) in all other cases, at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when determined by reference to the Prime Rate and over a year of 360 days at all other times) equal to the Alternate Base Rate plus 2.00%.

          SECTION 2.08. Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Borrowing the Administrative Agent shall have determined that dollar deposits in the principal amounts of the Loans comprising such Borrowing are not generally available in the London interbank market, or that the rates at which such dollar deposits are being offered will not adequately and fairly reflect the cost to any Lender of making or maintaining its Eurodollar Loan during such Interest Period, or that reasonable means do not exist for ascertaining the LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or telecopy notice of such determination to the Borrower and the Lenders. In the event of any such determination, any request by the Borrower for a Eurodollar Borrowing pursuant to Section 2.03 or 2.10 shall, until the Administrative Agent shall have advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, be deemed to be a request for an ABR Borrowing. Each determination by the Administrative Agent hereunder shall be conclusive absent manifest error.

          SECTION 2.09.  Termination and Reduction of
Commitments. (a) The Commitments shall be automatically terminated at 5:00 p.m., New York City time, on the Maturity Date, if not terminated earlier pursuant to the terms hereof.

          (b) Upon at least three Business Days' prior irrevocable written, telecopy or telephonic notice given by a Financial Officer to the Administrative Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Commitments; provided, however, that (i) each partial reduction of the Commitments shall be in an amount which is an integral multiple of $1,000,000 and which is not less than $5,000,000 (or, if less, the remaining amount of the Commitments) and (ii) no such termination or reduction shall be made which would reduce the Commitments to an amount less than the aggregate outstanding amount of the Revolving Loans and Swingline Loans.

          (c) Each reduction in the Commitments hereunder shall be made ratably among the Lenders in accordance with their respective applicable Commitments. The Borrower shall pay to the Administrative
Agent for the account of the Lenders, on the date of each termination or reduction, the Commitment Fees on the amount of the Commitments so terminated or reduced accrued to the date of such termination or reduction.

          SECTION 2.10.  Conversion and Continuation of Revolving
Borrowings. The Borrower shall, to the extent that no Event of Default has occurred and is continuing, have the right at any time upon prior irrevocable written, telecopy or telephonic notice given by a Financial Officer to the Administrative Agent (i) not later than 12:00 (noon), New York City time, one Business Day prior to conversion or continuation, to convert any Eurodollar Borrowing into an ABR Borrowing or to continue on the last day of the current Interest Period applicable thereto, any ABR Borrowing for an additional Interest Period, (ii) not later than 11:00 a.m., New York City time, three Business Days prior to conversion or continuation, to convert any ABR Borrowing into a Eurodollar Borrowing or to continue any Eurodollar
Borrowing as a Eurodollar Borrowing for an additional Interest Period and
(iii) not later than 11:00 a.m., New York City time, three Business Days prior to conversion, to convert the Interest Period with respect to any Eurodollar Borrowing to another permissible Interest Period, subject in each case to the following:

          (a) each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued
     Eurodollar or ABR Borrowing;

          (b) if less than all the outstanding principal amount of any Eurodollar or ABR Borrowing shall be converted or continued, then each resulting Eurodollar or ABR Borrowing shall satisfy the limitations specified in Sections 2.02(a) and (b) regarding the principal amount and maximum number of Borrowings of the relevant Type;

          (c) each conversion or continuation shall be effected by each Lender by recording for the account of such Lender the new Loan of such Lender resulting from such conversion or continuation and reducing the Loan (or portion thereof) of such Lender being converted or continued by an equivalent principal amount; accrued interest on a Loan (or portion thereof) being converted or continued shall be paid by the Borrower at the time of conversion or continuation;

          (d) if any Eurodollar Borrowing is converted or continued at a time other than the end of the Interest Period applicable thereto, the Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.15;

          (e) any portion of a Borrowing maturing or required to be repaid in less than one month may not be converted into or continued as a Eurodollar Borrowing;

          (f) any portion of a Eurodollar Borrowing which cannot be converted into or continued as a Eurodollar Borrowing by reason of clause (e) above shall be automatically converted at the end of the Interest Period in effect for such Borrowing into an ABR Borrowing; and

          (g) no Interest Period may be selected for any Eurodollar Borrowing that would end later than the Maturity Date.

          Each notice pursuant to this Section 2.10 shall be irrevocable and shall refer to this Agreement and specify (i) the identity and amount of the Borrowing that the Borrower requests be converted or continued, (ii) whether such Borrowing is to be converted to or continued as a Eurodollar Borrowing or an ABR Borrowing, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and
(iv) if such Borrowing is to be converted to or continued as a Eurodollar Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Eurodollar Borrowing, the Borrower shall be deemed to have selected an Interest Period of one month's duration. The Administrative Agent shall advise the other Lenders of any notice given pursuant to this Section 2.10 and of each Lender's portion of any converted or continued Borrowing. If the Borrower shall not have given notice in accordance with this Section 2.10 to continue any Borrowing into a subsequent Interest Period (and shall not otherwise have given notice in accordance with this Section 2.10 to convert such Borrowing), such Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be continued into a new Interest Period as an ABR Borrowing. Swingline
Loans may not be converted or continued hereunder.

          SECTION 2.11.  Repayment of Revolving Borrowings and
Swingline Loans. (a) All Revolving Borrowings shall be due and payable on the Maturity Date.

          (b)  To the extent not previously paid, all Revolving
Borrowings shall be due and payable on the Maturity Date. Each payment of Revolving Borrowings pursuant to this Section 2.11 shall be subject to
Section 2.15, but shall otherwise be without premium or penalty.

          (c) All Swingline Loans shall be due and payable on demand, and shall in any event become due on the Maturity Date.

          (d) Each payment pursuant to this Section 2.11 shall be accompanied by accrued interest on the principal amount paid to but exclud-ing the date of payment.

          SECTION 2.12. Prepayment. (a) The Borrower shall have the right at any time and from time to time to prepay any Revolving Borrowing, in whole or in part, upon at least three Business Days' prior written, telecopy or telephonic notice given by a Financial Officer to the Administrative Agent before 11:00 a.m., New York City time; provided, however, that each partial prepayment of a Borrowing shall be in an amount which is an integral multiple of $1,000,000 and which is not less than $2,000,000 (or, if less, the remaining amount outstanding of Revolving Loans or Swingline Loans, as applicable).

          (b) In the event of the termination by the Borrower of all the Commitments prior to the Maturity Date, the Borrower shall repay or prepay all outstanding Revolving Borrowings and Swingline Loans on the date of such termination. If, after giving effect to any partial reduction of the Commitments prior to the Maturity Date, the Aggregate Revolving Loan Exposure plus the Swingline Exposure would exceed the aggregate amount of the Commitments, the Borrower shall, on the date of such reduction, repay or prepay Revolving Borrowings or Swingline Loans in an amount sufficient to eliminate such excess.

          (c) Each notice of prepayment shall specify the prepayment date and the principal amount of each Revolving Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such Borrowing by the amount stated therein on the date stated therein. All prepayments under this Section 2.12 shall be subject to
Section 2.15 but otherwise without premium or penalty. All prepayments under this Section 2.12 shall be accompanied by accrued interest on the principal amount being prepaid to but excluding the date of payment. Unless otherwise specified in the applicable notice of prepayment, all prepayments under this Section 2.12 shall be applied to outstanding ABR Borrowings up to the full amount thereof and thereafter shall be applied to outstanding Eurodollar Borrowings.

          SECTION 2.13.  Reserve Requirements; Change in
Circumstances. (a) Notwithstanding any other provision herein, if after the date of this Agreement any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Lender of the principal of or interest on any Eurodollar Loan made by such Lender or any Fees or other amounts payable hereunder (other than changes in respect of taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or by any political subdivision or taxing authority therein), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such Lender or shall impose on such Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan, or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender in good faith to be material, then the Borrower will pay to such Lender upon demand such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

          (b) If any Lender shall have determined in good faith that the adoption after the date hereof of any law, rule, regulation, agreement or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Lender (or any lending office of such Lender) or any Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) made or promulgated after the date hereof by any such Governmental Authority, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of its obligations under this Agreement or the Loans made by such Lender pursuant hereto to a level below that which such Lender or such Lender's holding company could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender in good faith to be material, then from time to time the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered. It is acknowledged that this Agreement is being entered into by the Lenders on the understanding that the Lenders will not be required to maintain capital against the Commitments under currently applicable laws, regulations and regulatory guidelines.

          (c) If any Lender becomes entitled to claim any additional amounts pursuant to this Section 2.13, it shall promptly notify the Borrower, through the Administrative Agent, of the event by reason of which it has become so entitled; provided that if any Lender fails to give such notice within 90 days after it obtains such actual knowledge of such an event, such Lender shall, with respect to additional amounts payable pursuant to this
Section 2.13 in respect of such event, only be entitled to payment under this
Section 2.13 with respect to the period from and after 90 days prior to the date that such Lender does give such notice. A certificate of a Lender, delivered through the Administrative Agent, setting forth such amount or amounts as shall be necessary to compensate such Lender as specified in paragraph (a) or (b) above, as the case may be, and the method by which such amount or amounts shall have been determined, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay each Lender the amount shown as due on any such certificate delivered by it within 30 days after the receipt of the same.

          (d) The protection of this Section shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed.

          SECTION 2.14. Change in Legality. (a) Notwithstanding any other provision herein, if, after the date hereof, any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof or any judgment, order or directive of any competent court, tribunal or authority shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the Borrower and to the Administrative
Agent:

          (i) such Lender may declare that Eurodollar Loans will not thereafter be made by such Lender hereunder, whereupon any request for a Eurodollar Borrowing shall, as to such Lender only, be deemed a request for an ABR Loan unless such declaration shall be subsequently withdrawn; and

          (ii) such Lender may require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below.

In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal which would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

          (b) For purposes of this Section 2.14, a notice to the Borrower by any Lender shall be effective as to each Eurodollar Loan, if lawful, on the last day of the Interest Period currently applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.

          SECTION 2.15. Indemnity. The Borrower shall indemnify each Lender against any loss or expense which such Lender may sustain or incur (and which such Lender shall in good faith deem material) as a consequence of (a) any event, other than a default by such Lender in the performance of its obligations hereunder, which results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any Eurodollar Loan prior to the end of the Interest Period in effect therefor, (ii) the conversion of any Eurodollar Loan to an ABR Loan, or the conversion of the Interest Period with respect to any Eurodollar Loan, other than on the last day of the Interest Period in effect therefor, or (iii) any Eurodollar Loan to be made by such Lender (including any Eurodollar Loan to be made pursuant to a conversion or continuation under Section 2.10) not being made after notice of such Loan shall have been given by the Borrower hereunder (any of the events referred to in this clause (a) being called a "Breakage Event") or (b) any default in the making of any payment or prepayment required to be made hereunder with respect to any Eurodollar
Loan. In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (i) its cost of obtaining funds for the Eurodollar Loan that is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan over (ii) the amount of interest determined by such Lender to be likely to be realized by it in redeploying the funds released or not utilized by reason of such Breakage Event for such period. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this Section 2.15 shall be delivered to the Borrower and shall be conclusive absent manifest error.

          SECTION 2.16.  Pro Rata Treatment.  Except as required
under Section 2.14 or 2.20(b), each Borrowing (other than a Swingline Borrowing), each payment or prepayment of principal of any Borrowing (other than a Swingline Borrowing), each payment of interest on the Revolving Loans, each payment of the Commitment Fee and each reduction of the Commitments shall be allocated pro rata among the Lenders in accordance with their respective applicable Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Revolving Loans). Each Lender agrees that in computing such Lender's portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender's percentage of such Borrowing to the next higher or lower whole dollar amount.

          SECTION 2.17.  Sharing of Setoffs.  Each Lender agrees
that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower, or pursuant to a secured claim under
Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Revolving Loan or Loans as a result of which the unpaid principal portion of its Revolving Loans shall be proportionately less than the unpaid principal portion of the Revolving Loans of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Revolving Loans of such other Lender, so that the aggregate unpaid principal amount of the Revolving Loans and participations in Revolving
Loans held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Revolving Loans then outstanding as the principal amount of its Revolving Loans prior to such exercise of banker's lien, setoff or counterclaim or other event was to the principal amount of all Loans outstanding prior to such exercise of banker's lien, setoff or counter-claim or other event; provided, however, that, if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.17 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in a Revolving Loan deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender by reason thereof as fully as if such Lender had made a Revolving Loan directly to the Borrower in the amount of such participation.

          SECTION 2.18.  Payments.  (a)  With the exception of
Swingline Loans, payments in respect of which shall be made directly to the Swingline Lender not later than 3:00 p.m. (New York City time) on the date when due, the Borrower shall make each payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder and under any other Loan Document not later than 11:00 a.m., local time at the place of payment, on the date when due in immediately available funds; provided, that any such payment may be made not later than 3:00 p.m. if the Borrower shall have given irrevocable notice to the Administrative Agent not later than 11:00 a.m. that such payment will be made on such date. Each such payment shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York. Each such payment not received by the time due shall be deemed received on the next Business Day. Each such payment shall be made in dollars.

          (b) Whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

          SECTION 2.19. Taxes. (a) Any and all payments by or an account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) The Borrower shall indemnify the Administrative Agent and each Lender within 10 days after written demand therefor, for the full amount of any Taxes or Other Taxes (including Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent or such Lender, as the case may be, and any liability (including penalties, interest and reasonable expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

          (d) As soon as practicable after any payment of Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the tax return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

          (e) If any Lender shall become eligible for a refund in respect of any Taxes or Other Taxes in respect of which the Borrower shall have made a payment to such Lender under this Section 2.19, then, upon the request of the Borrower, and at the Borrower's expense, such Lender shall apply for such refund and, upon receipt thereof, will return to the Borrower the amount so paid by it to the extent of such refund.

          (f) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, properly completed and executed forms prescribed by applicable law (together with such other documentation or certification as the Borrower may reasonably request) that will permit the Borrower to make such payments without withholding or at a reduced rate.

          SECTION 2.20.  Duty to Mitigate; Assignment of
Commitments Under Certain Circumstances. (a) Any Lender claiming any additional amounts payable pursuant to Section 2.13 or Section 2.19 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Borrower or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such additional amounts which may thereafter accrue or avoid the circumstances giving rise to such exercise and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender.

          (b) In the event that any Lender shall have delivered a notice or certificate pursuant to Section 2.13 or 2.14, or the Borrower shall be required to make additional payments to any Lender under Section 2.19, the Borrower shall have the right, at its own expense, upon notice to such Lender and the Administrative Agent, to require such Lender to transfer and assign without recourse (in accordance with and subject to the restrictions and payments provided for in Section 10.06) all interests, rights and obligations contained hereunder to another financial institution approved by the Administrative Agent (which approval shall not be unreasonably withheld) which shall assume such obligations; provided that (i) no such assignment shall conflict with any law, rule or regulation or order of any Governmental Authority and (ii) the assignee or the Borrower, as the case may be, shall pay to the affected Lender in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Loans made by it hereunder and all other amounts accrued for its account or owed to it hereunder (including the additional amounts asserted and payable pursuant to Section 2.13, 2.14 or 2.19, if any).

          SECTION 2.21.  Swingline Loans.  (a)  On the terms and
subject to the conditions and relying upon the representations and warranties herein set forth, the Swingline Lender agrees, at any time and from time to time from and including the Effective Date to but excluding the earlier of
(x) the Maturity Date and (y) the termination of the Commitments in accordance with the terms hereof, to make Swingline Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed the lesser of (i) of $10,000,000 minus the aggregate amount of the swingline loans outstanding under the Facility A Credit Agreement at such time and
(ii) the excess of the aggregate amount of the Commitments over the Aggregate Revolving Loan Exposure at such time. Each Swingline Loan shall be in a principal amount that is an integral multiple of $500,000 and in a minimum principal amount of $500,000. Within the limits set forth in the first sentence of this paragraph, the Borrower may borrow, pay or prepay and reborrow Swingline Loans on or after the Effective Date and prior to the Maturity Date on the terms and subject to the conditions and limitations set forth herein.

          (b) In order to request a Swingline Loan, the Borrower, acting through a Financial Officer, shall notify the Administrative Agent of such request by telephone, not later than 12:00 noon, New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower. The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit or wire transfer to domestic account of the Borrower designated by the Chief Financial Officer of the Borrower by notice to the Administrative Agent by 3:00 p.m., New York City time, on the requested date of such Swingline Loan.

          (c) The Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day require the Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Lender, specifying in such notice such Lender's Applicable Percentage of such Swingline Loan or Loans. In furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender's Applicable Percentage of such Swingline Loan or Loans. Each
Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.02 with respect to Loans made by such Lender (and Section 2.02 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.


ARTICLE III

                        Representations and Warranties

          The Borrower represents and warrants to each of the Lenders that:

          SECTION 3.01.  Organization; Powers.  The Borrower and
each Subsidiary (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not result in a Material Adverse Effect and (d) has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated hereby or thereby to which it is or will be a party and, in the case of the Borrower, to borrow hereunder. The Borrower and each Subsidiary possesses all licenses, permits, franchises, patents, copyrights, trademarks, trade names, consents and approvals required to own its property and assets and to carry on its business as now conducted, except where the failure to obtain any of the foregoing could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.02.  Authorization.  The execution, delivery
and performance of each Loan Document, the borrowings hereunder, the creation of the Liens provided for in the Pledge Agreement and the other transactions contemplated hereby (collectively, the "Transactions") (a) have been duly authorized by all requisite corporate, partnership and, if required, stockholder or partner action and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or the constitutive documents or by-laws of the Borrower or any Subsidiary, (B) any order of any Governmental
Authority or (C) any provision of any indenture, agreement or other instrument to which the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or
(iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any Subsidiary, except for any such violations, conflicts, breaches, defaults or Liens which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.03. Enforceability. This Agreement has been duly executed and delivered by the Borrower and each Guarantor and consti-tutes, and each other Loan Document when executed and delivered by the Borrower and each Guarantor will constitute, a legal, valid and binding obligation of the Borrower and each Guarantor, as the case may be, enforce-able against the Borrower and each Guarantor, as the case may be, in accordance with its terms.

          SECTION 3.04.  Governmental Approvals.  No action,
consent or approval of, registration or filing with or other action by any Governmental Authority is or will be required in connection with the Transactions, other than any which have been made or obtained and are in full force and effect.

          SECTION 3.05.  Financial Condition.  The consolidated
balance sheet of the Borrower as at December 31, 1995, and the related statements of income and retained earnings and changes in financial condition for the fiscal year ended on such date, reported on by Arthur Andersen, LLP are complete and correct in all material respects and present fairly the financial condition of the Borrower and its consolidated Subsidiaries as at such date and the results of the operations and changes in financial condition of the Borrower and its consolidated Subsidiaries for the fiscal year then ended. The unaudited consolidated balance sheet of the Borrower and its consolidated subsidiaries as at March 31, 1996 and the related unaudited statements of income and retained earnings and changes in financial condition for the three-month period ended on such date are complete and correct in all material respects and present fairly the financial condition of the Borrower and its consolidated Subsidiaries as at such date and the results of their operations and changes in financial condition for the three-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related notes thereto, have been prepared in accordance with GAAP applied consistently throughout all relevant periods.

          SECTION 3.06.  No Material Adverse Change.  There has
been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and the Subsidiaries, taken as a whole, since December 31, 1995.

          SECTION 3.07.  Title to Properties; Possession Under
Leases. (a) The Borrower and each Subsidiary has good title to, or valid leasehold interests in, all its material properties and assets, except for such assets and properties as are no longer being used or useful in the conduct of its businesses or have been disposed of in the ordinary course of business and except for defects in title and exceptions to leasehold interests that either alone or in the aggregate could not reasonably be expected to result in a Material Adverse Effect. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by Section 6.02.

          (b) The Borrower and each of the Subsidiaries has complied with all material obligations under all material leases to which it is a party and all such leases are in full force and effect, except where such noncompliance or failure to be in full force and effect, alone or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Each of the Borrower and the Subsidiaries enjoys peaceful and undisturbed possession under all such material leases, except where the lack thereof, alone or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.08. Subsidiaries. Schedule 3.08 sets forth as of the Effective Date a list of all the Subsidiaries and the percentage ownership interest of the Borrower in each of them. As of the Effective
Date, all the issued and outstanding shares of capital stock or the partnership interests, as the case may be, of each of the Subsidiaries have been validly issued and are fully paid and nonassessable and are owned directly or indirectly by the Borrower free and clear of all Liens whatsoever, and there are no options, warrants, calls, conversion or exchange rights, commitments or agreements of any character obligating any of the Subsidiaries to issue, deliver or sell additional shares of their respective capital stock of any class or any securities convertible into or exchangeable for any such capital stock or any additional partnership interests.

          SECTION 3.09.  Litigation; Compliance with Laws.
(a) There are no actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any Subsidiary or any business, property or rights of any such person (i) which involve any Loan Document or (ii) as to which there is a reasonable possibility of an adverse determination and which, if adversely determined, could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

          (b) Neither the Borrower nor any of the Subsidiaries is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default could reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.10. Agreements. (a) Neither the Borrower nor any of the Subsidiaries is a party to any agreement or instrument or subject to any restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect.

          (b) Neither the Borrower nor any of the Subsidiaries is in default in any manner under any provision of any indenture or other agree-ment or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.11.  Federal Reserve Regulations.   (a)  Neither
the Borrower nor any of the Subsidiaries is engaged, directly or indirectly, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

          (b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately for any purpose which entails a violation of, or which is inconsis-tent with, the provisions of the Regulations of the Board, including Regulation G, U or X.

          (c) Not more than 25% of the assets subject to the restrictions of Section 6.02 or Section 6.05 will at any time consist of Margin Stock unless the Borrower shall have so advised the Administrative Agent and shall have delivered to the Administrative Agent executed statements on Form U-1 of the Board demonstrating compliance with Regulation U, Regulation G and Regulation X, or otherwise established to the satisfaction of the Administrative Agent and its counsel that the Borrowings hereunder will not entail a violation of Regulation U, Regulation G or Regulation X.

          SECTION 3.12.  Investment Company Act; Public Utility
Holding Company Act. Neither the Borrower nor any Subsidiary is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under the Public Utility Holding Company Act of 1935.

          SECTION 3.13.  Use of Proceeds.  The Borrower will use
the proceeds of the Loans solely for the purposes specified in the preamble to this Agreement.

          SECTION 3.14.  Tax Returns.  The Borrower and each
Subsidiary has filed or caused to be filed all Federal, state, local and foreign income and other material tax returns or materials required to have been filed by it and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than taxes that are being contested in good faith by appropriate proceedings and with respect to which the Borrower or such Subsidiary, to the extent required by GAAP, has set aside on its books adequate reserves.

          SECTION 3.15.  Employee Benefit Plans.  Each of the
Borrower and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in a Material Adverse Effect. The present value of all benefit liabilities under each Plan (based on those assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the last annual valuation date applicable thereto, exceed by more than $6,000,000 the fair market value of the assets of such Plan, and the present value of all benefit liabilities of all underfunded Plans (based on those assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the last annual valuation dates applicable thereto, exceed by more than $6,000,000 the fair market value of the assets of all such underfunded Plans.

          SECTION 3.16.  No Material Misstatements.  (a) No
information, report, financial statement, exhibit or schedule (other than the financial projections referred to in paragraph (b) below) furnished by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto (including the Confidential Information
Memorandum (the "Information Memorandum") dated May 1996 relating to the Borrower) taken together contained or contains any material misstatement of fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were or are made, not materially misleading.

          (b) All financial projections that are or have been made available to the Administrative Agent or any Lender by the Borrower, including those contained in the Information Memorandum, have been or will be prepared in good faith based upon assumptions believed by management of the Borrower to be reasonable.

          SECTION 3.17.  Environmental and Safety Matters.  Each
of the Borrower and each Subsidiary has complied in all respects with all Federal, state, local and other statutes, ordinances, orders, judgments, rulings and regulations relating to the environment or to employee health and safety (including those related to the retention and maintenance of all required environmental, health and safety permits or authorizations) ("Environmental and Safety Laws") except for violations that either alone or in the aggregate could not reasonably be expected to result in a Material Adverse Effect.
Neither the Borrower nor any Subsidiary has received notice of any failure so to comply which alone or together with any other such failure could reasonably be expected to result in a Material Adverse Effect. Neither the Borrower nor any Subsidiary manages or handles any hazardous wastes, hazardous substances, hazardous materials, toxic substances or toxic pollutants referred to in or regulated by Environmental and Safety Laws in violation of such laws or of any other applicable law where such violation could reasonably be expected to result, individually or together with other violations, in a Material Adverse Effect. To the best knowledge of the Borrower, neither the Borrower nor any Subsidiary has any liabilities or contingent liabilities relating to environmental or employee health and safety matters (including on-site or off-site contamination) which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.18.  Security Documents.  The Pledge
Agreement is effective to create in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Pledge Agreement) and, when the certificates representing the Pledged Securities (as defined in the Pledge Agreement) are delivered to the Administrative Agent, the Pledge Agreement will constitute a fully perfected first priority Lien on and security interest in all right, title and interest of the pledgors thereunder in the Collateral, in each case prior and superior in right to any other person.


ARTICLE IV

                        Conditions of Lending

          The obligations of the Lenders to make Loans hereunder are subject to the satisfaction on the date of each Borrowing of the following conditions:

          (a) The Administrative Agent shall have received a notice of such Borrowing as required by Section 2.03 or Section 2.21(b), as applicable.

          (b)  The representations and warranties set forth in
     Article III hereof shall be true and correct in all material respects on and as of the date of such Borrowing with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

          (c) At the time of and immediately after such Borrowing no Event of Default or Default shall have occurred and be continuing.

          (d) In the event any proceeds of such Borrowing are to be used directly or indirectly, whether immediately, incidentally or ultimately, to purchase or carry Margin Stock or to repay or refinance Indebtedness originally incurred for such purpose, the Borrower shall have so notified the Administrative Agent and shall have delivered to the Administrative Agent executed statements on Form U-1 of the Board demonstrating compliance with Regulation U, Regulation G and Regulation X or otherwise established to the satisfaction of the Administrative Agent and its counsel that such Borrowing will not entail a violation of Regulation U, Regulation G or Regulation X.

Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date of such Borrowing as to the matters specified in paragraphs (b) and (c) above and to the effect that, unless the condition set forth in paragraph (d) above shall have been satisfied, no proceeds of such Borrowing will be used directly or indirectly, whether immediately, incidentally or ultimately, to purchase or carry Margin Stock or to repay or refinance Indebtedness originally incurred for such purpose.


ARTICLE V

                        Affirmative Covenants

          The Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full, unless the Required Lenders shall otherwise consent in writing, the Borrower will, and will cause each of the Subsidiaries to:

          SECTION 5.01.  Existence; Businesses and Properties.
(a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect the legal existence of the Borrower and each Significant Subsidiary, except as otherwise permitted by Section 6.05.

          (b) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently operated; and at all times maintain and preserve all property material to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all needed and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

          SECTION 5.02. Insurance. Keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with similarly situated companies in the same or similar businesses, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; and maintain such other insurance as may be required by law; provided, however, that nothing in this Section 5.02 shall preclude the Borrower or any Subsidiary from being self-insured to the extent customary with similarly situated companies in the same or similar businesses.

          SECTION 5.03.  Taxes.  Pay and discharge promptly when
due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, would (with or without action by any other person) give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and adequate reserves in respect thereof shall be maintained in accordance with GAAP.

          SECTION 5.04. Financial Statements, Reports, etc. Furnish to the Administrative Agent and each Lender:

          (a) within 90 days after the end of each fiscal year of the Borrower, the consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of income and retained earnings and statements of cash flow of the Borrower and its consolidated Subsidiaries for such year, all complete and correct in all material respects and prepared in accordance with GAAP applied consistently throughout the periods involved, and reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Arthur Andersen LLP or other independent certified public accountants of nationally recognized standing;

          (b) not later than 60 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of each such quarter and the related unaudited consolidated statements of income and retained earnings and statements of cash flow of the Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through such quarter, certified by a Responsible Officer as being, in his or her opinion, complete and correct in all material respects and prepared in accordance with GAAP applied consistently throughout the periods involved (subject to normal year-end audit adjustments);

          (c) concurrently with the delivery of the financial statements referred to in clauses (a) and (b) above, a certificate of a Financial Officer of the Borrower (i) stating that, to the best of such officer's knowledge, the Borrower during such period has performed each covenant and condition contained in the Loan Documents and that such officer has obtained no knowledge of any Default or Event of Default hereunder, except as specifically indicated and (ii) showing in detail the calculations supporting such statement in respect of Sections 6.08, 6.09 and 6.10;

          (d) within five days after the same are sent, copies of all proxy statements and reports which the Borrower sends to its stockholders, and within five days after the same are filed, copies of all reports which the Borrower shall file with the Securities and Exchange Commission or any successor on Form 10-K, Form 10-Q,
     Form 8-K or any successor form; and

          (e) promptly, such additional financial and other information as the Administrative Agent or any Lender may from time to time reasonably request.

          SECTION 5.05.  Litigation and Other Notices.  Promptly
notify the Administrative Agent and each Lender in writing of the following:

          (a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

          (b) the filing or commencement of, or any written threat or notice of intention of any person to file or commence, any action, suit or proceeding, whether at law or in equity or before any Governmental Authority, where there exists a reasonable likelihood of an adverse determination and an adverse determination could reasonably be expected to result in a Material Adverse Effect; and

          (c) any other development that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

          SECTION 5.06.  Employee Benefits.  (a)  Comply in all
material respects with the applicable provisions of ERISA and the Code and
(b) furnish to the Administrative Agent as soon as possible after, and in any event within 10 days after any Responsible Officer of the Borrower or any ERISA Affiliate knows or has reason to know that, any ERISA Event has occurred that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower in an aggregate amount exceeding $10,000,000, a statement of a Financial Officer setting forth details as to such ERISA Event and the action, if any, that the Borrower proposes to take with respect thereto.

          SECTION 5.07.  Books and Records; Inspection Rights.
Keep, and cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities and (b) permit, and cause each Subsidiary to permit, any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its principal officers and independent accountants, all at such reasonable times and as often as reasonably requested.

          SECTION 5.08.  Compliance with Laws.  Comply with all
applicable laws, rules and regulations, and all orders of any Governmental Authority, applicable to it or any of its property, business, operations or transactions (including ERISA and all Environmental and Safety Laws), except where the failure so to comply could not reasonably be expected to result in a Material Adverse Effect, and provide prompt written notice to the Lenders following the receipt of any notice of any violation of any such laws, rules, regulations or orders from any Governmental Authority charged with enforcing the same where such violation could reasonably be expected to result in a Material Adverse Effect.

          SECTION 5.09. Use of Proceeds. Use the proceeds of the Loans solely for the purposes set forth in the preamble to this Agreement.

          SECTION 5.10. Further Assurances. (a) Execute any and all further documents, financing statements, agreements and instruments, and take all further action, that may be required under applicable law, or that the Required Lenders or the Administrative Agent may reasonably request, in order to grant, preserve, protect and perfect the validity and first priority of the security interests created or intended to be created by the Pledge Agreement.

          (b) Promptly after the acquisition or formation of any Subsidiary that is a Designated Subsidiary, and promptly after any existing Subsidiary becomes a Designated Subsidiary, (i) execute and cause such Designated Subsidiary to execute, and deliver to the Administrative Agent, an Additional Guarantor Agreement under which such Designated Subsidiary shall become and assume the obligations of a Guarantor hereunder, and (ii) promptly cause all Capital Stock directly or indirectly owned by it in such Designated Subsidiary to be subjected to the Lien of the Pledge Agreement, and promptly deliver to the Administrative Agent any and all certificates or other instruments evidencing such Capital Stock, together with undated stock powers or other instruments of transfer executed in blank, and take all such other actions as may be required or as the Required Lenders or the Administrative Agent may reasonably request to perfect and ensure the first priority of such Lien.


ARTICLE VI

                        Negative Covenants

          The Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable hereunder have been paid in full, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, and will not cause or permit any of the Subsidiaries to:

          SECTION 6.01.  Indebtedness.  Incur, create, assume or
permit to exist any Indebtedness, except:

          (a) Indebtedness for borrowed money existing on the Effective Date or incurred after such date in an aggregate principal amount for all such Indebtedness not in excess of $10,000,000;

          (b) Indebtedness created hereunder and under the other Loan
     Documents;

          (c) Indebtedness of the Borrower or any Subsidiary to any Subsidiary or the Borrower, as the case may be;

          (d) Indebtedness of companies acquired in Permitted
     Business Acquisitions, in an aggregate principal amount for all such Indebtedness not in excess of $15,000,000;

          (e) Indebtedness of Schwitzer (Europe) Limited, Schwitzer (Europe) Holdings Limited or Lacom Schwitzer Equipamentos, Ltda. in an aggregate principal amount for all such Indebtedness not in excess of $8,000,000;

          (f) Indebtedness of Schwitzer Pension Trustee Limited arising in the ordinary course of business to meet its pension obligations;

          (g) Indebtedness of the nature described in clause (h) of the definition of Indebtedness, in an aggregate principal amount for all such Indebtedness not in excess of $5,000,000 without duplication;

          (h) Indebtedness of the nature described in clause (j) of the definition of Indebtedness (other than the Chase Letters of Credit), in an aggregate principal amount for all such Indebtedness not in excess of $10,000,000 without duplication;

          (i) Indebtedness in respect of the Chase Letters of Credit;
     and

          (j) Indebtedness of the nature described in clause (i) of the definition of Indebtedness, but only to the extent that such Indebtedness is not created for speculative purposes.

          SECTION 6.02. Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including stock or other securities of any person, including any Subsidiary) now owned or hereafter acquired by it or any income or revenues or rights in respect of any thereof, or sell or transfer any account receivable or other income or revenues or any right in respect thereof, except:

          (a) Liens on property or assets of the Borrower and the Subsidiaries existing on the date hereof or incurred after such date and securing obligations in an aggregate principal amount not in excess of $10,000,000;

          (b) Liens incurred and pledges and deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance, old-age pensions, retiree health benefits and other social security benefits and deposits securing liability to insurance carriers under insurance or self-insurance arrangements in respect of such obligations;

          (c) Liens securing the performance of bids, tenders, leases, contracts (other than for the repayment of borrowed money), statutory obligations, surety, customs and appeal bonds and other obligations of a like nature, incurred as an incident to and in the ordinary course of business;

          (d) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and vendors' liens, incurred in the ordinary course of business and securing obligations which are not yet due or which are being contested in good faith by appropriate proceedings as to which the Borrower or a Subsidiary, as the case may be, shall, to the extent required by GAAP, have set aside on its books ade-quate reserves;

          (e) Liens securing the payment of taxes, assessments and governmental charges or levies, either (i) not delinquent or (ii) being contested in good faith by appropriate legal or administrative proceedings and as to which the Borrower or a Subsidiary, as the case may be, shall, to the extent required by GAAP, have set aside on its books adequate reserves;

          (f) zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, restrictions on the use of property or irregularities of title (and with respect to leasehold interests, mortgages, obligations, liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under a landlord or owner of the leased property, with or without consent of the lessee) which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business;

          (g) Liens on the property or assets of any Subsidiary in favor of the Borrower or any other wholly owned Domestic
     Subsidiary;

          (h) Liens in an aggregate amount not in excess of $10,000,000 arising by law to secure any judgment that has not resulted in an Event of Default and that is being contested in good faith by appropriate proceedings;

          (i) leases or subleases of equipment to customers that do not materially interfere with the conduct of the business of the Borrower and its Subsidiaries taken as a whole; and

          (j) Liens consisting of interests of lessors under capital leases permitted by Section 6.01;

          (k) purchase money security interests in real property or equipment securing obligations in an aggregate principal amount not in excess of $5,000,000 without duplication;

          (l) Liens on the assets or Capital Stock of companies acquired after the date hereof in Permitted Business Acquisitions securing Indebtedness described in Section 6.01(d);

          (m) Liens created by any Loan Document;

          (n) Liens on the assets of Schwitzer (Europe) Limited or Schwitzer (Europe) Holdings Limited located in the United Kingdom or on the assets of Lacom Schwitzer Equipamentos, Ltda. located in Brazil which secure Indebtedness of such person or persons in an aggregate principal amount not in excess of $8,000,000;

          (o) restrictions on the transfer of assets imposed by any federal, state or local statute, regulation or ordinance applicable to the Borrower and its Subsidiaries; and

          (p) extensions, renewals and replacements of Liens referred to in paragraphs (a) through (p) of this Section 6.02; provided that any such extension, renewal or replacement Lien shall be limited to the property or assets (or improvements thereon) covered by the Lien extended, renewed or replaced and that the obligations secured by any such extension, renewal or replacement Lien shall be in an amount not greater than the amount of the obligations secured by the Lien extended, renewed or replaced (and any such extension, renewal or replacement Lien shall continue to utilize any applicable basket set forth above).

          SECTION 6.03. Sale and Lease-Back Transactions. Enter into any arrangement, directly or indirectly, with any person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose or purposes as the property being sold or transferred; provided, that the Borrower and its subsidiaries may enter into such transactions to the extent the aggregate sale or transfer price of the property sold or transferred therein does not exceed $5,000,000.

          SECTION 6.04.  Investments, Loans and Advances.
Purchase, hold or acquire any capital stock, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or acquire any other interest whatsoever in, any other person, except:

          (a) investments in Subsidiaries;

          (b) loans and advances permitted under Section 6.01(c);

          (c) Permitted Investments;

          (d) loans and advances to employees of the Borrower or the Subsidiaries not to exceed $1,000,000 in the aggregate at any time outstanding;

          (e)(i) accounts receivable arising and trade credit granted in the ordinary course of business and investments received in connection with the exercise of customary creditors' rights upon default or to the extent reasonably necessary in order to prevent or limit loss and (ii) prepayments and other credits to suppliers made in the ordinary course of business consistent with the past practices of the Borrower;

          (f) investments resulting from pledges and deposits referred to in Section 6.02(b) or (c);

          (g) investments constituting Permitted Business
     Acquisitions; and

          (h) investments (other than investments described in clauses
     (a) through (g) above) to the extent the aggregate amount thereof made in any fiscal year does not exceed $15,000,000.

          SECTION 6.05. Mergers, Consolidations, Sales of Assets and Acquisitions. Merge into or consolidate with any other person, or permit any other person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any substantial part of the consolidated assets of the Borrower (whether now owned or hereafter acquired), or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or any substantial part of the assets of, or any division or line of business of, any other person, except that this Section 6.05 shall not prohibit:

          (a) the purchase or sale of inventory in the ordinary course of business by the Borrower or any Subsidiary or the acquisition of facilities, equipment or other assets in the ordinary course of business;

          (b) if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing, the merger, consolidation or restructuring of any Subsidiary into the Borrower in a transaction in which the Borrower is the surviving person, or the merger or consolidation of any Subsidiary with any other Subsidiary, in each case in a transaction in which no person other than the Borrower or a Subsidiary receives any consideration; provided, that if any Designated Subsidiary shall be merged with another Subsidiary, the resulting corporation must be a Designated Subsidiary, unless the resulting corporation does not meet the requirements of the definition of Significant Subsidiary.

          (c) the merger or consolidation of the Borrower with or into any other corporation if at the time thereof and immediately after giving effect thereto (i) no Event of Default or Default shall have occurred and be continuing, (ii) a majority of the Board of Directors of the surviving or resulting corporation shall consist of individuals that were members of the Board of Directors of the Borrower immediately prior to such merger or consolidation, and (iii) the surviving or resulting corporation (if not the Borrower) shall be a U.S. corporation and shall expressly assume by a written agreement in form and substance satisfactory to the Administrative Agent (and its counsel) and the Required Lenders all obligations of the Borrower hereunder; and

          (d) Permitted Business Acquisitions and other investments permitted by Section 6.04.

          SECTION 6.06.  Restrictions on Ability of Subsidiaries to
Pay Dividends. Permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay any dividends or make any other distributions on its capital stock or any other interest or
(b) make or repay any loans or advances to the Borrower or the parent of such Subsidiary.

          SECTION 6.07.  Transactions with Affiliates.  Sell or
transfer any assets to, or purchase or acquire any assets from, or otherwise engage in any material transaction with, any Affiliate except upon fair and reasonable terms no less favorable to the Borrower or any Subsidiary than those that would prevail in an arm's-length transaction with a person which was not an Affiliate, provided that this Section 6.07 shall not apply to transactions between the Borrower and any Subsidiary of which more than 90% of the equity interests are at the time owned, directly or indirectly, by the Borrower.

          SECTION 6.08. Interest Coverage Ratio. Permit the ratio of (i) Consolidated EBITDA minus Consolidated Capital Expenditures to
(ii) Consolidated Interest Expense for any period of four fiscal quarters to be less than 2.25 to 1.00.

          SECTION 6.09.  Leverage Ratio.  Permit the Leverage
Ratio as of the end of any fiscal quarter to be greater than 3.75 to 1.00; provided, that the Leverage Ratio may be greater than 3.75 to 1.00 (but shall in no event exceed 4.00 to 1.00) at any time when the Borrower and its Designated Subsidiaries shall have created in favor of the Administrative Agent, for the benefit of the Lenders, pursuant to one or more security agreements reasonably satisfactory to the Administrative Agent, perfected first priority security interests securing the Obligations (and on a pari passu basis the Obligations under and as defined in the Facility A Credit Agreement) in all the accounts receivable and inventory of the Borrower and such Designated Subsidiaries, and shall have executed and filed all such financing statements and taken all such other actions as shall have been reasonably requested by the Administrative Agent to ensure the perfection and first priority of such security interests.

          SECTION 6.10.  Consolidated Net Worth.  Permit
Consolidated Net Worth at any date to be less than the sum of
(i) $65,000,000, (ii) 85% of the amount by which Consolidated Net Worth shall have been increased by any acquisition accounted for by the pooling of interests method (after deducting merger and related expenses) and (iii) one-half of Consolidated Net Income (to the extent positive) for each fiscal year ended on or prior to such date, beginning with fiscal year 1996.


ARTICLE VII

                        Events of Default

          In case of the happening of any of the following events
("Events of Default"):

          (a) any representation or warranty made or deemed made in or in connection with any Loan Document or the borrowings hereunder, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished;

          (b) default shall be made in the payment of any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

          (c) default shall be made in the payment of any interest on any Loan or any Fee or any other amount (other than an amount referred to in (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of 3 Business Days;

          (d) default shall be made in the due observance or performance by the Borrower or any Subsidiary of any covenant, condition or agreement contained in Section 5.01(a), 5.05, 5.09 or 5.10(b) or in Article VI;

          (e) default shall be made in the due observance or performance by the Borrower or any Subsidiary of any covenant, condition or agreement contained in any Loan Document (other than those specified in (b), (c) or (d) above) and such default shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent or any Lender to the Borrower;

          (f) the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

          (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

          (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Borrower or any Significant Subsidiary, or of a substantial part of the property or assets of the Borrower or a Significant Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Significant Subsidiary or for a substantial part of the property or assets of the Borrower or a Significant Subsidiary or (iii) the winding-up or liquidation of the Borrower or any Significant Subsidiary; and the Borrower or any Significant Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein or such proceeding or petition shall continue undismissed for 60 days or an order, judgment or decree approving or ordering any of the foregoing shall be entered;

          (i) the Borrower or any Significant Subsidiary shall
     (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in (h) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of the property or assets of the Borrower or any Significant Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

          (j) one or more judgments for the payment of money in an aggregate amount in excess of $10,000,000 shall be rendered against the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Borrower or any Subsidiary to enforce any such judgment;

          (k) an ERISA Event shall have occurred that, when taken together with all other such ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its ERISA Affiliates in an aggregate amount exceeding $10,000,000;

          (l) there shall have occurred a Change in Control;

          (m) any security interest purported to be created by the Pledge Agreement shall for any reason be held by a court of competent jurisdiction not to be, or shall be asserted by the Borrower not to be, a valid, first priority perfected security interest in accordance with the terms of the Pledge Agreement; or

          (n) any guarantee hereunder or under any Additional
     Guarantor Agreement shall for any reason be held by a court of competent jurisdiction not to be, or shall be asserted by the Borrower or any Guarantor not to be valid in accordance with the terms thereof.

then, and in every such event (other than an event with respect to the Borrower described in paragraph (h) or (i) above), and at any time thereafter during the continuance of such event, the Administrative Agent, at the request of the Required Lenders, shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to the Borrower described in paragraph (h) or (i) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.


ARTICLE VIII

                        The Administrative Agent

          In order to expedite the transactions contemplated by this Agreement, The Chase Manhattan Bank, N.A. is hereby appointed to act as Administrative Agent on behalf of the Lenders. Each of the Lenders, and each assignee of any such Lender, hereby irrevocably authorizes the Administrative Agent to take such actions on behalf of such Lender or assignee and to exercise such powers as are specifically delegated to the Administrative Agent by the terms and provisions hereof and of the other
Loan Documents, together with such actions and powers as are reasonably incidental thereto. The Administrative Agent is hereby expressly authorized by the Lenders, without hereby limiting any implied authority, (a) to receive on behalf of the Lenders all payments of principal of and interest on the Loans and all other amounts due to the Lenders hereunder, and promptly to distribute to each Lender its proper share of each payment so received; (b) to give notice on behalf of each of the Lenders to the Borrower of any Event of Default specified in this Agreement of which the Administrative Agent has actual knowledge acquired in connection with its agency hereunder; and (c) to distribute to each Lender copies of all notices, financial statements and other materials delivered by the Borrower pursuant to this Agreement as received by the Administrative Agent.

          Neither the Administrative Agent nor any of its directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its or his own gross negligence or wilful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by the Borrower of any of the terms, conditions, covenants or agreements contained in any Loan Document. The Administrative Agent shall not be responsible to the Lenders for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement or any other Loan Documents or other instruments or agreements. The Administrative Agent shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Lenders, or all Lenders where unanimity is expressly required by the applicable provision of this Agreement, and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Lenders. The Administrative Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument, document or oral communication believed by it in good faith to be genuine and correct and to have been signed, sent or given by the proper person or persons, and the Administrative Agent shall have no liability to the Borrower or any Lender for, and the Borrower will indemnify the Administrative Agent and each Lender against, any loss or damage that may result from such reliance to the extent that such losses or damages of the Administrative Agent or any Lender have not resulted from their gross negligence or wilful misconduct. Neither the Administrative Agent nor any of its directors, officers, employees or agents shall have any responsibility to the Borrower on account of the failure of or delay in performance or breach by any Lender of any of its obligations hereunder or to any Lender on account of the failure of or delay in performance or breach by any other Lender or the Borrower of any of their respective obligations hereunder or under any other Loan Document or in connection herewith or therewith. The Administrative Agent may execute any and all duties hereunder by or through agents or employees and shall be entitled to rely upon the advice of legal counsel selected by it with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

          The Lenders hereby acknowledge that the Administrative
Agent shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders.

          Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor (which shall be a Lender) with the consent of the Borrower (which consent shall not be unreasonably withheld). If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank having a combined capital and surplus of at least $500,000,000 or an Affiliate of any such bank. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 10.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

          With respect to the Loans made by it hereunder, the Administrative Agent in its individual capacity and not as Administrative Agent shall have the same rights and powers as any other Lender and may exercise the same as though it were not the Administrative Agent, and the Administrative Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent.

          Each Lender agrees (i) to reimburse the Administrative
Agent, on demand, in the amount of its pro rata share (based on its Commit-ment hereunder) of any expenses incurred for the benefit of the Lenders by the Administrative Agent, including counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, which shall not have been reimbursed by the Borrower and (ii) to indemnify and hold harmless the Administrative Agent and any of its directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as the Administrative Agent or any of them in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by it or any of them under this Agreement or any other Loan Document, to the extent the same shall not have been reim-bursed by the Borrower; provided that no Lender shall be liable to the Administrative Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of the Administrative Agent or any of its directors, officers, employees or agents.

          Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

          Notwithstanding anything herein to the contrary, no Lender identified herein as Co-Agent shall have any separate duties, responsibilities, obligations or authority as Co-Agent hereunder.


ARTICLE IX

                           Guarantee

          In order to induce the Lenders to extend credit hereunder, each Guarantor hereby unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the Obligations. Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its Guarantee hereunder notwithstanding any such extension or renewal of any Obligation.

          Each Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its obligations and notice of protest for nonpayment. The obligations of each Guarantor hereunder shall not be affected by (a) the failure of any Lender or the Administrative Agent to assert any claim or demand or to enforce any right or remedy against the Borrower under the provisions of this Agreement or any of the other Loan Documents or otherwise; (b) any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement, any of the other Loan Documents or any other agreement; (c) the failure of any Lender to exercise any right or remedy against the Borrower; or (d) any release of any Collateral or any other Guarantor.

          Each Guarantor further agrees that its agreement hereunder constitutes a promise of payment when due and not merely of collection, and waives any right to require that any resort be had by any Lender to any balance of any deposit account or credit on the books of any Lender in favor of the Borrower or any other person.

          The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever, by reason of the invalidity, illegality or unenforceability of the Obligations, any impossibility in the performance of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce any remedy under this Agreement or under any other Loan Document or any other agreement, by any waiver or modification in respect of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission which may or might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a discharge of such Guarantor as a matter of law or equity.

          Each Guarantor further agrees that its obligations hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be restored by the Administrative Agent or any Lender upon the bankruptcy or reorganization of the Borrower or otherwise.

          In furtherance of the foregoing and not in limitation of any other right which the Administrative Agent or any Lender may have at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will, upon receipt of written demand by the Administrative Agent, forthwith pay, or cause to be paid, in cash the amount of such unpaid Obligation.

          Upon payment by any Guarantor of any Obligations, each Lender shall, in a reasonable manner, assign the amount of the Obligations owed to it and so paid to such Guarantor, such assignment to be pro tanto to the extent to which the Obligations in question were discharged by such Guarantor, or make such disposition thereof as such Guarantor shall direct (all without recourse to and without any representation or warranty by any Lender).

          Upon payment by any Guarantor of any sums as provided above, all rights of such Guarantor against the Borrower or any other
Guarantor arising as a result thereof by way of right of subrogation or otherwise (including the rights of such Guarantor under the previous and the next paragraphs) shall in all respects be subordinated and junior in right of payment to the prior indefeasible payment in full of all the Obligations to the Lenders.

          In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law, the Borrower agrees that
(a) in the event a payment shall be made by any Guarantor under its Guarantee, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment. Each Guarantor agrees that in the event a payment shall be made by any Guarantor under its Guarantee, and such Guarantor (the "Claiming Guarantor") shall not have been indemnified by the Borrower as provided in the preceding sentence, each other Guarantor (a "Contributing Guarantor") shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof (or any later date on which it shall have become a Guarantor) and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, as to any Guarantor, on any later date on which it shall have become a Guarantor).


ARTICLE X

                        Miscellaneous

          SECTION 10.01.  Notices.  (a) Notices and other
communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (i) if to the Borrower or any Guarantor, to or in care of the Borrower at 3 Skidaway Village Square, Savannah, Georgia 31411, Attention of Vernon J. Nagel, Executive Vice President of Finance, Chief Financial Officer and Treasurer (Telecopy No. (912) 598-
     0737), with a copy to Richard A. Walker, Executive Vice President, Chief Administrative Officer, General Counsel and Secretary, or at such other address as shall be specified in writing by the Borrower to the Administrative Agent from time to time;

          (ii) if to the Administrative Agent, to Chemical Bank Agency Services Corporation, Grand Central Tower, 140 East 45th Street, New York, NY 10017, Attention of Sandra Miklave (Telecopy No.
     (212) 622-0122), with a copy to The Chase Manhattan Bank, N.A. at One Chase Manhattan Plaza, New York, NY 10081, Attention of Thomas T. Daniels (telecopy No. (212) 552-1711); and

          (iii) if to a Lender, to it at its address (or telecopy number) set forth in the Administrative Questionnaire delivered to the Administrative Agent by such Lender in connection with the execution of this Agreement or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto or at such other address as shall be specified in writing by such Lender to the Administrative Agent from time to time.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 10.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 10.01.

          (b) Notwithstanding any provision to the contrary in this Agreement, if the Borrower shall have submitted to the Administrative Agent a notice or other communication by telephone (without a written confirmation thereof), the Administrative Agent may send immediately (or, if such notice or communication relates to a Swingline Loan, on a monthly basis) to the Borrower a written confirmation containing the details of such telephone notice or communication, in which case the Borrower shall promptly upon receipt thereof either initial and return the written statement sent by the Administrative Agent or advise the Administrative Agent of any errors contained in such statement.

          SECTION 10.02.  No Waivers; Amendments.  (a)  No
failure or delay of the Administrative Agent or any Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have. Except as may be otherwise expressly provided herein, no waiver of any provision of this Agreement nor any consent to any departure by the Borrower or any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent on behalf of the Required Lenders (unless otherwise specified herein), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower or any Guarantor in any case shall entitle the Borrower or such Guarantor to any other or further notice or demand in similar or other circumstances.

          (b) Neither this Agreement, nor any provision hereof nor any exhibit or schedule hereto may be amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders; provided, however, that no such agreement shall
(i) decrease the principal amount of, or extend the maturity of or any dates for the payment of any scheduled installment of principal of or interest on, any Loan, or waive or excuse any such payment or any part thereof, or reduce the rate of interest on any Loan, or reduce the Commitment Fee, without the written consent of each Lender affected thereby, (ii) change or extend the Commitment of any Lender, without the prior written consent of such Lender, (iii) amend or modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent or (iv) amend or modify the definition of "Required Lenders", Section 2.16, this Section 10.02 or Section 10.06(a), or release any Guarantor or all or substantially all the Collateral, without the written consent of each Lender.

          SECTION 10.03.  Governing Law; Submission to
Jurisdiction.  (a)  THIS AGREEMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE
STATE OF NEW YORK.

          (b) The Borrower and each Guarantor irrevocably submits to the nonexclusive jurisdiction of any New York State or Federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement, any Loan Document or any other document contemplated hereby or thereby, irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          (c) The Borrower and each Guarantor agrees, to the fullest extent it may effectively do so under applicable law, that a judgment in any suit, action or proceeding of the nature referred to in paragraph (b) above brought in any such court shall be conclusive and binding upon the Borrower or such Guarantor and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which the Borrower or such Guarantor is or may be subject) by a suit upon such judgment.

          (d) The Borrower and each Guarantor consents to process being served in any suit, action or proceeding of the nature referred to in paragraph (b) by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of the Borrower or such Guarantor, as set forth or referred to in Section 10.01. The Borrower and each Guarantor agrees that such service (i) shall be deemed in every respect effective service of process upon the Borrower or such Guarantor in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon and personal delivery to the Borrower or such Guarantor.

          (e) Nothing in this Section 10.03 shall affect the right of the Administrative Agent or any Lender to serve process in any manner per-mitted by law, or limit any right that the Administrative Agent or any Lender may have to bring proceedings against the Borrower or any Guarantor in the courts of any jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

          SECTION 10.04.  Expenses; Indemnity.  (a)  The Borrower
shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the syndication of the credit facility provided for herein and the preparation and administration of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby or thereby contemplated shall be consummated), or incurred during the continuance of a Default or Event of Default by the Administrative Agent or any Lender in connection with the enforcement or protection of its rights under this Agreement and the other Loan Documents or in connection with the Loans made hereunder, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent, and, in connection with any such enforcement or protection, the reasonable fees, charges and disbursements of any other counsel for the Administrative Agent, the Collateral Agent or any Lender.

          (b)  The Borrower shall indemnify the Administrative
Agent, each Lender and each Affiliate of any of the foregoing persons and each of their respective directors, officers, employees and agents (each such person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder and the other transactions contemplated thereby, (ii) the use of the proceeds of the Loans and (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto, provided, however, that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or wilful misconduct of such Indemnitee.

          (c) The provisions of this Section 10.04 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent or any Lender. All amounts due under this Section 10.04 shall be payable on written demand therefor.

          SECTION 10.05.  Survival of Agreements, Representations
and Warranties, etc. All warranties, representations and covenants made by the Borrower or any Guarantor herein or in any certificate or other instrument delivered by the Borrower or any Guarantor or on its behalf in connection with this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the making of the Loans herein contemplated regardless of any investigation made by the Lenders or on their behalf and shall continue in full force and effect so long as any amount due or to become due hereunder is outstanding and unpaid. All statements in any such certificate or other instrument made by or on behalf of the Borrower, any Subsidiary or any Affiliate of any of them shall constitute representations and warranties by the Borrower hereunder. The right of each Lender to receive payments pursuant to Sections 2.13, 2.15, 2.19 and 10.04 shall survive the termination of this Agreement and the repayment of the Loans.

          SECTION 10.06.  Successors and Assigns.  (a)  This
Agreement shall be binding upon and inure to the benefit of the Borrower, the Guarantors, the Lenders, the Administrative Agent and their respective successors and assigns. Neither the Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of all the Lenders.

          (b) Each Lender may assign all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it); provided, however, that
(i) except in the case of an assignment by a Lender to an Affiliate of such Lender or to another Lender, the Borrower must consent to such assignment in writing (which consent may not be unreasonably withheld), (ii) except in the case of an assignment to another Lender or an Affiliate of any Lender or in the case of an assignment of all the assigning Lender's Loans and Commitments, the aggregate amount of the Commitments and Loans, without duplication, of the assigning Lender subject to any such assignment shall not be less than $10,000,000 and will not result in such assigning Lender holding an aggregate amount of Commitments and Loans less than $10,000,000,
(iii) each assignment of Commitments or Loans will be made on a pro rata basis as between the Commitments and the commitments under the Facility A Credit Agreement and the Loans and the loans under the Facility A Credit Agreement, respectively, and (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be (unless waived by the Administrative Agent) at least five Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assign-ment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assignor thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obliga-tions under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of the assignor's rights and obligations under this Agreement, the assignor shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.15, 2.19 and 10.04 as well as to any Commitment Fee accrued for its account here-under and not yet paid).

          (c) By executing and delivering an Assignment and Acceptance, the assignor and the assignee thereunder shall be deemed to confirm to and agree with each other and the Borrower as follows: (i) such assignor warrants that it is the legal and beneficial owner of the interest being assigned free and clear of any adverse claim; (ii) except as set forth in clause (i) above, the assignor makes no other representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execu-tion, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto or thereto, or the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto or thereto;
(iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement together with copies of the financial statements described in Section 3.05 or the most recent financial statements delivered pursuant to Section 5.04, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the assignor and based on such documents and information as it shall deem appropriate at the time continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative
Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will, to the extent of the interest assigned to it, perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by the Lenders.

          (d) Each Lender may without the consent of the Borrower or any Guarantor sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the same portion of the Loans owing to it) and the Borrower and each Guarantor agrees that any purchaser of a participation in such Loans so acquired may exercise any and all rights of banker's lien, setoff, counterclaim or otherwise with respect to any and all moneys owing by the Borrower or such Guarantor to such purchaser as fully as if such purchaser were a holder of the Loans acquired by each Lender hereunder in the amount of such participation; provided, however, that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the Borrower for the performance of its obligations hereunder, (iii) the participating Lenders or other entities shall be entitled to the benefit of the cost protection provisions contained in Sections 2.13, 2.15 and 2.19 to the same extent as if they were the Lender and (iv) the Borrower shall continue to deal solely and directly with the Lender in connection with the Lender's rights and obligations under this Agreement, and the Lender shall retain the sole right to enforce the obligations of the Borrower and the Guarantors relating to the Loans and to approve, without the consent of or consultation with any participant, any amendment, modification or waiver of any provision of this Agreement (other than amendments, modifications or waivers with respect to Fees payable hereunder or an increase in the amount of principal of or a decrease in the rate at which interest is payable on the Loans, or an extension of the dates fixed for payments of principal of or interest on the Loans).

          (e) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.06, disclose to the assignee or participant or proposed assignee or partici-pant any information relating to the Borrower or the Subsidiaries furnished to the Lenders by or on behalf of the Borrower or the Subsidiaries, as applicable; provided that, prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of any confidential information relating to the Borrower or any Subsidiary received from the Lenders.

          (f) The Administrative Agent shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, the Commitment of, and principal amount of any Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive in the absence of manifest error and the Borrower, the Guarantors, the Administrative Agent and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower at any reasonable time and from time to time upon reasonable prior notice.

          (g) Any Lender may at any time pledge all or any portion of its rights under this Agreement to a Federal Reserve Bank; provided that no such pledge shall release any Lender from its obligations hereunder or substitute any such Federal Reserve Bank for such Lender as a party hereto.

          SECTION 10.07. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the extent not prohibited by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower or any Guarantor against any of and all the obligations of the Borrower or such Guarantor now or hereafter existing under this Agreement and other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Lender under this Section 10.07 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

          SECTION 10.08. Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 10.09.  Cover Page, Table of Contents and
Section Headings. The cover page, Table of Contents and section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

          SECTION 10.10.  Counterparts; Effectiveness.  This
Agreement may be signed in any number of counterparts with the same effect as if the signatures thereon and hereon were upon the same instrument. This Agreement shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall have been received by the Administrative Agent.

          SECTION 10.11. Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each party hereto
(a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agree-ment by, among other things, the mutual waivers and certifications in this
Section 10.11.

          SECTION 10.12.  Entire Agreement.  This Agreement, the
other Loan Documents and the Fee Letter constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement, the other Loan Documents and the Fee Letter. Nothing in this Agreement, the other Loan Documents or the Fee Letter, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement, the other Loan Documents or the Fee Letter.

          SECTION 10.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the applicable interest rate, together with all fees and charges which are treated as interest under appli-cable law (collectively the "Charges"), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken or reserved by any Lender, shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by such Lender in accordance with applicable law, the rate of interest payable hereunder, together with all Charges payable to such Lender, shall be limited to the Maximum Rate.


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.


                         KUHLMAN CORPORATION, as Borrower,

                              by
                              /s/ Vernon J. Nagel
                              ------------------------
                              Name:  Vernon J. Nagel
                              Title:   Executive Vice President
                                         of Finance

                         KUHLMAN ELECTRIC CORPORATION,
                         COLEMAN CABLE SYSTEMS, INC.,
                         COMMUNICATION CABLE, INC.,
                         SCHWITZER, INC.,
                         SCHWITZER U.S. INC.,
                         ASSOCIATED ENGINEERING COMPANY,
                                   and
                         BARON WIRE & CABLE CORP., as Guarantors,

                              by
                              /s/ Vernon J. Nagel
                              ------------------------
                              Name:  Vernon J. Nagel
                              Title:   Vice President


                         THE CHASE MANHATTAN BANK, N.A.,
                         individually and as Administrative Agent,

                              by
                              /s/ Bruce S. Borden
                              ------------------------
                              Name:  Bruce S. Borden
                              Title:   Vice President


                         ABN AMRO BANK N.V.,
                         ATLANTA AGENCY,

                              by
                              /s/ Steven Hipsman
                              ------------------------
                              Name:  Steven Hipsman
                              Title:   Vice President

                              by
                              /s/ Robert Budnek
                              ------------------------
                              Name:  Robert Budnek
                              Title:   Assistant Vice President

                         AMSOUTH BANK OF ALABAMA,

                              by
                              /s/ Dennis S. Losin
                              ------------------------
                              Name:  Dennis S. Losin
                              Title:   Vice President


                         THE FIRST NATIONAL BANK OF BOSTON,

                              by
                              /s/ Rod Guinn
                              ------------------------
                              Name:  Rod Guinn
                              Title:   Director


                         BANQUE PARIBAS, NEW YORK BRANCH,

                              by
                              /s/ Duane P. Helkowski
                              ------------------------
                              Name:  Duane P. Helkowski
                              Title:   Assistant Vice President


                              by
                              /s/ Ann C. Pifer
                              ------------------------
                              Name:  Ann C. Pifer
                              Title:   Vice President


                         COMERICA BANK,

                              by
                              /s/ John M. Costa
                              ------------------------
                              Name:  John M. Costa
                              Title:   Vice President


                         CREDIT LYONNAIS ATLANTA AGENCY,

                              by
                              /s/ David M. Cawrse
                              ------------------------
                              Name:  David M. Cawrse
                              Title:   Vice President


                         FIRST UNION NATIONAL BANK OF GEORGIA,

                              by
                              /s/ Louis K. Beasley, III
                              ------------------------
                              Name:  Louis K. Beasley, III
                              Title:   Vice President

                         HARRIS TRUST AND SAVINGS BANK,

                              by
                              /s/ Patrick J. McDonnell
                              -------------------------
                              Name:  Patrick J. McDonnell
                              Title:   Vice President


                         MELLON BANK, N.A.,

                              by
                              /s/ Clifford A. Mull
                              -------------------------
                              Name:  Clifford A. Mull
                              Title:   Assistant Vice President


                         NBD BANK,

                              by
                              /s/ J. Philip Lowman
                              ------------------------
                              Name:  J. Philip Lowman
                              Title:   First Vice President


                         PNC BANK, NATIONAL ASSOCIATION,

                              by
                              /s/ Robert J. Mitchell Jr.
                              -------------------------
                              Name:  Robert J. Mitchell Jr.
                              Title:   Vice President


                         THE SUMITOMO BANK, LIMITED,

                              by
                              /s/ Roger N. Arsham
                              -------------------------
                              Name:  Roger N. Arsham
                              Title:   Vice President


                              by
                              /s/ Lauren P. Carrigan
                              -------------------------
                              Name:  Lauren P. Carrigan
                              Title:   Assistant Vice-President


                         SUNTRUST BANK, ATLANTA,

                              by
                              /s/ Bradley J. Staples
                              -------------------------
                              Name:  Bradley J. Staples
                              Title:   Bank Officer


                              by
                              /s/ C. Wes Burton, Jr.
                              -------------------------
                              Name:  C. Wes Burton, Jr.
                              Title:   Vice President


                         WACHOVIA BANK OF GEORGIA, N.A.,

                              by
                              /s/ Kevin B. Harrison
                              -------------------------
                              Name:  Kevin B. Harrison
                              Title:   Vice President